Jackson National Separate Account IV

Financial Statements

December 31, 2022

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I
Assets
Investments in Funds, at fair value	$73,317	$791,709	$258,015	$1,139,865	$647,628	$1,045,382	$195,714
Receivables:
Investments in Fund shares sold	—	18	13	56	14	148	6
Investment Division units sold	—	267	—	96	43	—	73
Total assets	73,317	791,994	258,028	1,140,017	647,685	1,045,530	195,793

Liabilities
Payables:
Investments in Fund shares purchased	—	267	—	96	43	—	73
Investment Division units redeemed	—	15	12	50	11	145	5
Insurance fees due to Jackson	—	3	1	6	3	3	1
Total liabilities	—	285	13	152	57	148	79
Net assets	$73,317	$791,709	$258,015	$1,139,865	$647,628	$1,045,382	$195,714

Investments in Funds, shares outstanding	4,504	101,371	27,803	32,163	39,322	72,295	19,910
Investments in Funds, at cost	$83,629	$946,017	$345,967	$1,169,903	$599,869	$953,512	$220,214

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I
Investment Income
Dividends	$—	$11,115	$3,922	$—	$—	$—	$—
Expenses
Asset-based charges	147	1,381	491	2,999	1,262	1,330	316
Total expenses	147	1,381	491	2,999	1,262	1,330	316
Net investment income (loss)	(147)	9,734	3,431	(2,999)	(1,262)	(1,330)	(316)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	63,267	37,736	—	—	—	—
Sales of investments in Funds	(250)	1,156	(58,405)	32,349	6,896	38,739	(4,223)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(13,156)	(305,354)	(94,618)	(615,657)	(94,072)	(225,090)	(26,745)
Net realized and unrealized gain (loss)	(13,406)	(240,931)	(115,287)	(583,308)	(87,176)	(186,351)	(30,968)

Net change in net assets
from operations	$(13,553)	$(231,197)	$(111,856)	$(586,307)	$(88,438)	$(187,681)	$(31,284)

See Notes to the Financial Statements.

1

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I
Assets
Investments in Funds, at fair value	$172,789	$412,385	$272,157	$478,998	$401,580	$202,362	$229,686
Receivables:
Investments in Fund shares sold	26	97	8	45	398	8	1
Investment Division units sold	—	—	—	—	—	—	—
Total assets	172,815	412,482	272,165	479,043	401,978	202,370	229,687

Liabilities
Payables:
Investments in Fund shares purchased	—	—	—	—	—	—	—
Investment Division units redeemed	25	95	7	42	396	7	—
Insurance fees due to Jackson	1	2	1	3	2	1	1
Total liabilities	26	97	8	45	398	8	1
Net assets	$172,789	$412,385	$272,157	$478,998	$401,580	$202,362	$229,686

Investments in Funds, shares outstanding	10,491	12,642	19,509	32,629	12,781	15,012	15,625
Investments in Funds, at cost	$208,856	$365,317	$312,302	$524,562	$353,365	$196,191	$222,260

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	479	932	528	1,181	868	443	457
Total expenses	479	932	528	1,181	868	443	457
Net investment income (loss)	(479)	(932)	(528)	(1,181)	(868)	(443)	(457)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	(13,895)	23,969	(2,006)	(26,929)	14,452	827	4,304
Net change in unrealized appreciation
(depreciation) on investments in Funds	(57,196)	(120,389)	(68,788)	(134,672)	(47,747)	(20,323)	(46,090)
Net realized and unrealized gain (loss)	(71,091)	(96,420)	(70,794)	(161,601)	(33,295)	(19,496)	(41,786)

Net change in net assets
from operations	$(71,570)	$(97,352)	$(71,322)	$(162,782)	$(34,163)	$(19,939)	$(42,243)

See Notes to the Financial Statements.

2

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
Assets
Investments in Funds, at fair value	$1,046,090	$2,388,977	$622,757	$286,236	$1,781,133	$117,383	$447,775
Receivables:
Investments in Fund shares sold	502	197	5,302	16	49	5	11
Investment Division units sold	120	4,283	—	—	2,766	16	153
Total assets	1,046,712	2,393,457	628,059	286,252	1,783,948	117,404	447,939

Liabilities
Payables:
Investments in Fund shares purchased	120	4,283	—	—	2,766	16	153
Investment Division units redeemed	497	186	5,299	14	42	5	9
Insurance fees due to Jackson	5	11	3	2	7	—	2
Total liabilities	622	4,480	5,302	16	2,815	21	164
Net assets	$1,046,090	$2,388,977	$622,757	$286,236	$1,781,133	$117,383	$447,775

Investments in Funds, shares outstanding	78,476	48,547	39,844	13,432	136,695	11,309	38,971
Investments in Funds, at cost	$765,557	$2,429,226	$609,777	$217,866	$1,933,588	$124,510	$488,891

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
Investment Income
Dividends	$—	$—	$10,009	$—	$—	$—	$—
Expenses
Asset-based charges	2,118	4,908	1,174	954	3,034	187	970
Total expenses	2,118	4,908	1,174	954	3,034	187	970
Net investment income (loss)	(2,118)	(4,908)	8,835	(954)	(3,034)	(187)	(970)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	87,417	41,397	516	147,000	(10,680)	(156)	(7,246)
Net change in unrealized appreciation
(depreciation) on investments in Funds	67,901	(1,492,569)	(56,760)	(236,087)	(263,373)	(19,759)	(70,680)
Net realized and unrealized gain (loss)	155,318	(1,451,172)	(56,244)	(89,087)	(274,053)	(19,915)	(77,926)

Net change in net assets
from operations	$153,200	$(1,456,080)	$(47,409)	$(90,041)	$(277,087)	$(20,102)	$(78,896)

See Notes to the Financial Statements.

3

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I
Assets
Investments in Funds, at fair value	$250,044	$591,946	$597,245	$298,653	$1,485,673	$474,573	$575,577
Receivables:
Investments in Fund shares sold	120	104	459	8	614	76	3
Investment Division units sold	—	43	621	—	274	—	—
Total assets	250,164	592,093	598,325	298,661	1,486,561	474,649	575,580

Liabilities
Payables:
Investments in Fund shares purchased	—	43	621	—	274	—	—
Investment Division units redeemed	119	101	456	6	607	73	—
Insurance fees due to Jackson	1	3	3	2	7	3	3
Total liabilities	120	147	1,080	8	888	76	3
Net assets	$250,044	$591,946	$597,245	$298,653	$1,485,673	$474,573	$575,577

Investments in Funds, shares outstanding	14,683	43,590	19,796	26,152	76,739	15,458	46,530
Investments in Funds, at cost	$231,803	$517,659	$455,328	$300,925	$1,500,017	$484,759	$575,299

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I
Investment Income
Dividends	$—	$—	$—	$2,514	$—	$—	$—
Expenses
Asset-based charges	613	1,148	958	532	3,073	1,024	1,291
Total expenses	613	1,148	958	532	3,073	1,024	1,291
Net investment income (loss)	(613)	(1,148)	(958)	1,982	(3,073)	(1,024)	(1,291)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	4,909	—	—	—
Sales of investments in Funds	11,405	13,826	19,812	1,742	46,469	3,234	2,410
Net change in unrealized appreciation
(depreciation) on investments in Funds	(24,095)	(41,377)	(88,236)	(57,360)	(822,159)	(252,227)	(134,171)
Net realized and unrealized gain (loss)	(12,690)	(27,551)	(68,424)	(50,709)	(775,690)	(248,993)	(131,761)

Net change in net assets
from operations	$(13,303)	$(28,699)	$(69,382)	$(48,727)	$(778,763)	$(250,017)	$(133,052)

See Notes to the Financial Statements.

4

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Assets
Investments in Funds, at fair value	$668,593	$814,274	$803,978	$388,328	$1,266,797	$70,321	$397,609
Receivables:
Investments in Fund shares sold	195	9	97	64	12	68	57
Investment Division units sold	207	1,417	—	179	8,850	85	—
Total assets	668,995	815,700	804,075	388,571	1,275,659	70,474	397,666

Liabilities
Payables:
Investments in Fund shares purchased	207	1,417	—	179	8,850	85	—
Investment Division units redeemed	191	7	94	62	7	68	55
Insurance fees due to Jackson	4	2	3	2	5	—	2
Total liabilities	402	1,426	97	243	8,862	153	57
Net assets	$668,593	$814,274	$803,978	$388,328	$1,266,797	$70,321	$397,609

Investments in Funds, shares outstanding	12,947	61,178	53,244	32,469	110,637	6,073	13,096
Investments in Funds, at cost	$680,836	$882,525	$635,159	$424,575	$1,390,654	$80,655	$400,399

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Investment Income
Dividends	$—	$—	$—	$99	$—	$—	$—
Expenses
Asset-based charges	1,531	847	1,323	870	2,190	95	1,179
Total expenses	1,531	847	1,323	870	2,190	95	1,179
Net investment income (loss)	(1,531)	(847)	(1,323)	(771)	(2,190)	(95)	(1,179)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	7,490	(11,864)	34,413	1,210	(29,415)	552	51,858
Net change in unrealized appreciation
(depreciation) on investments in Funds	(261,669)	(89,234)	(65,448)	(139,410)	(183,514)	(48,811)	(327,635)
Net realized and unrealized gain (loss)	(254,179)	(101,098)	(31,035)	(138,200)	(212,929)	(48,259)	(275,777)

Net change in net assets
from operations	$(255,710)	$(101,945)	$(32,358)	$(138,971)	$(215,119)	$(48,354)	$(276,956)

See Notes to the Financial Statements.

5

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Assets
Investments in Funds, at fair value	$118,903	$1,998,517	$608,231	$1,462,530	$1,241,919	$1,553,520	$947,635
Receivables:
Investments in Fund shares sold	—	652	3	325	361	7,306	164
Investment Division units sold	—	626	414	443	428	68	621
Total assets	118,903	1,999,795	608,648	1,463,298	1,242,708	1,560,894	948,420

Liabilities
Payables:
Investments in Fund shares purchased	—	626	414	443	428	68	621
Investment Division units redeemed	—	640	—	318	354	7,300	160
Insurance fees due to Jackson	—	12	3	7	7	6	4
Total liabilities	—	1,278	417	768	789	7,374	785
Net assets	$118,903	$1,998,517	$608,231	$1,462,530	$1,241,919	$1,553,520	$947,635

Investments in Funds, shares outstanding	11,680	53,536	36,118	33,831	41,205	112,330	36,211
Investments in Funds, at cost	$136,721	$1,286,737	$493,126	$1,125,959	$1,088,946	$1,627,110	$1,005,413

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$8,267	$—
Expenses
Asset-based charges	239	4,008	1,272	2,914	3,489	2,323	1,998
Total expenses	239	4,008	1,272	2,914	3,489	2,323	1,998
Net investment income (loss)	(239)	(4,008)	(1,272)	(2,914)	(3,489)	5,944	(1,998)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	36,035	—
Sales of investments in Funds	(3,701)	126,736	12,331	102,734	137,803	(195)	105,998
Net change in unrealized appreciation
(depreciation) on investments in Funds	(27,918)	611,535	(97,979)	(207,090)	(797,673)	(305,920)	(587,282)
Net realized and unrealized gain (loss)	(31,619)	738,271	(85,648)	(104,356)	(659,870)	(270,080)	(481,284)

Net change in net assets
from operations	$(31,858)	$734,263	$(86,920)	$(107,270)	$(663,359)	$(264,136)	$(483,282)

See Notes to the Financial Statements.

6

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I
Assets
Investments in Funds, at fair value	$1,514,325	$7,838,521	$1,604,707	$2,352,848	$1,044,970	$8,367	$537,264
Receivables:
Investments in Fund shares sold	3,765	1,008	712	148	252	—	15
Investment Division units sold	—	856	204	—	—	—	—
Total assets	1,518,090	7,840,385	1,605,623	2,352,996	1,045,222	8,367	537,279

Liabilities
Payables:
Investments in Fund shares purchased	—	856	204	—	—	—	—
Investment Division units redeemed	3,758	972	704	137	246	—	12
Insurance fees due to Jackson	7	36	8	11	6	—	3
Total liabilities	3,765	1,864	916	148	252	—	15
Net assets	$1,514,325	$7,838,521	$1,604,707	$2,352,848	$1,044,970	$8,367	$537,264

Investments in Funds, shares outstanding	53,757	254,415	68,314	146,049	63,064	745	48,446
Investments in Funds, at cost	$1,241,074	$6,075,444	$1,414,381	$2,597,901	$888,063	$8,720	$558,023

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	2,854	13,700	3,225	5,007	2,664	22	1,200
Total expenses	2,854	13,700	3,225	5,007	2,664	22	1,200
Net investment income (loss)	(2,854)	(13,700)	(3,225)	(5,007)	(2,664)	(22)	(1,200)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	93,814	419,683	103,811	(29,614)	67,978	(93)	4,898
Net change in unrealized appreciation
(depreciation) on investments in Funds	(332,285)	(2,106,642)	(426,546)	(555,278)	(177,315)	(1,071)	(74,719)
Net realized and unrealized gain (loss)	(238,471)	(1,686,959)	(322,735)	(584,892)	(109,337)	(1,164)	(69,821)

Net change in net assets
from operations	$(241,325)	$(1,700,659)	$(325,960)	$(589,899)	$(112,001)	$(1,186)	$(71,021)

See Notes to the Financial Statements.

7

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Assets
Investments in Funds, at fair value	$881,981	$347,416	$11,337,448	$2,416,622	$2,464,797	$729,123	$2,044,481
Receivables:
Investments in Fund shares sold	20	85	1,019	255	517	4	226
Investment Division units sold	1,433	—	98	1,541	276	—	—
Total assets	883,434	347,501	11,338,565	2,418,418	2,465,590	729,127	2,044,707

Liabilities
Payables:
Investments in Fund shares purchased	1,433	—	98	1,541	276	—	—
Investment Division units redeemed	15	83	968	241	504	1	215
Insurance fees due to Jackson	5	2	51	14	13	3	11
Total liabilities	1,453	85	1,117	1,796	793	4	226
Net assets	$881,981	$347,416	$11,337,448	$2,416,622	$2,464,797	$729,123	$2,044,481

Investments in Funds, shares outstanding	54,511	47,139	614,829	48,255	38,055	70,995	88,010
Investments in Funds, at cost	$897,613	$341,377	$8,599,121	$2,482,816	$2,085,068	$734,211	$1,726,766

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Investment Income
Dividends	$—	$—	$—	$—	$—	$—	$—
Expenses
Asset-based charges	2,040	784	20,299	6,564	5,329	891	4,157
Total expenses	2,040	784	20,299	6,564	5,329	891	4,157
Net investment income (loss)	(2,040)	(784)	(20,299)	(6,564)	(5,329)	(891)	(4,157)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	—	—	—	—	—	—
Sales of investments in Funds	2,294	5,412	546,370	83,709	134,231	(114)	71,853
Net change in unrealized appreciation
(depreciation) on investments in Funds	(129,214)	(67,891)	(1,700,023)	(1,677,977)	(879,960)	(28,951)	(334,046)
Net realized and unrealized gain (loss)	(126,920)	(62,479)	(1,153,653)	(1,594,268)	(745,729)	(29,065)	(262,193)

Net change in net assets
from operations	$(128,960)	$(63,263)	$(1,173,952)	$(1,600,832)	$(751,058)	$(29,956)	$(266,350)

See Notes to the Financial Statements.

8

Jackson National Separate Account IV
Statements of Assets and Liabilities
December 31, 2022

	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Assets
Investments in Funds, at fair value	$103,327	$745,065	$1,637,048	$597,241	$1,573,492	$1,135,874
Receivables:
Investments in Fund shares sold	1	494	14	13	73	1,196
Investment Division units sold	—	43	28	90	877	5
Total assets	103,328	745,602	1,637,090	597,344	1,574,442	1,137,075

Liabilities
Payables:
Investments in Fund shares purchased	—	43	28	90	877	5
Investment Division units redeemed	—	491	5	10	65	1,190
Insurance fees due to Jackson	1	3	9	3	8	6
Total liabilities	1	537	42	103	950	1,201
Net assets	$103,327	$745,065	$1,637,048	$597,241	$1,573,492	$1,135,874

Investments in Funds, shares outstanding	14,331	70,824	53,324	66,213	1,573,492	37,438
Investments in Funds, at cost	$133,284	$997,930	$1,386,271	$664,839	$1,573,492	$873,770

Jackson National Separate Account IV
Statements of Operations
For the Year Ended December 31, 2022

	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Investment Income
Dividends	$—	$16,327	$—	$—	$20,134	$—
Expenses
Asset-based charges	259	1,290	3,714	1,147	3,774	2,386
Total expenses	259	1,290	3,714	1,147	3,774	2,386
Net investment income (loss)	(259)	15,037	(3,714)	(1,147)	16,360	(2,386)

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Distributions from Funds	—	108,120	—	—	—	—
Sales of investments in Funds	(5,181)	(12,568)	62,786	4,084	—	58,154
Net change in unrealized appreciation
(depreciation) on investments in Funds	(950)	(360,232)	(348,232)	(231,847)	—	(118,291)
Net realized and unrealized gain (loss)	(6,131)	(264,680)	(285,446)	(227,763)	—	(60,137)

Net change in net assets
from operations	$(6,390)	$(249,643)	$(289,160)	$(228,910)	$16,360	$(62,523)

See Notes to the Financial Statements.

9

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL Moderate Growth Allocation Fund - Class I	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class I	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I
Operations
Net investment income (loss)	$(147)	$9,734	$3,431	$(2,999)	$(1,262)	$(1,330)	$(316)
Net realized gain (loss) on investments in Funds	(250)	64,423	(20,669)	32,349	6,896	38,739	(4,223)
Net change in unrealized appreciation
(depreciation) on investments in Funds	(13,156)	(305,354)	(94,618)	(615,657)	(94,072)	(225,090)	(26,745)
Net change in net assets
from operations	(13,553)	(231,197)	(111,856)	(586,307)	(88,438)	(187,681)	(31,284)

Contract transactions
Purchase payments	—	18,282	11,431	49,095	14,033	25,030	4,627
Surrenders and terminations	—	(8,863)	(1,125)	(166,383)	(16,590)	(12,402)	—
Transfers between Investment Divisions	2,938	72,460	(5,888)	(68,719)	94,115	(187,735)	48,194
Contract owner charges	(1,974)	(26,157)	(5,728)	(35,995)	(15,039)	(53,752)	(5,626)
Net change in net assets
from contract transactions	964	55,722	(1,310)	(222,002)	76,519	(228,859)	47,195

Net change in net assets	(12,589)	(175,475)	(113,166)	(808,309)	(11,919)	(416,540)	15,911

Net assets beginning of year	85,906	967,184	371,181	1,948,174	659,547	1,461,922	179,803

Net assets end of year	$73,317	$791,709	$258,015	$1,139,865	$647,628	$1,045,382	$195,714

Contract unit transactions
Units outstanding at beginning of year	3,576	51,495	22,750	14,891	17,888	46,516	13,759
Units issued	148	15,114	18,846	2,558	4,045	2,410	7,882
Units redeemed	(104)	(11,614)	(18,990)	(5,008)	(1,933)	(10,643)	(3,396)
Units outstanding at end of year	3,620	54,995	22,606	12,441	20,000	38,283	18,245
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$3,144	$305,140	$257,217	$252,451	$140,934	$67,563	$85,985
Proceeds from sales	$2,327	$176,417	$217,360	$477,452	$65,677	$297,752	$39,106

See Notes to the Financial Statements.

10

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/BlackRock Global Allocation Fund - Class I
Operations
Net investment income (loss)	$(479)	$(932)	$(528)	$(1,181)	$(868)	$(443)	$(457)
Net realized gain (loss) on investments in Funds	(13,895)	23,969	(2,006)	(26,929)	14,452	827	4,304
Net change in unrealized appreciation
(depreciation) on investments in Funds	(57,196)	(120,389)	(68,788)	(134,672)	(47,747)	(20,323)	(46,090)
Net change in net assets
from operations	(71,570)	(97,352)	(71,322)	(162,782)	(34,163)	(19,939)	(42,243)

Contract transactions
Purchase payments	26,388	16,579	4,867	33,150	16,131	4,317	11,051
Surrenders and terminations	(1,459)	(56,597)	(18,097)	(10,043)	(28,233)	(1,449)	(1,272)
Transfers between Investment Divisions	4,220	(30,297)	45,447	(87,305)	73,256	(7,512)	(616)
Contract owner charges	(22,460)	(21,613)	(5,110)	(30,243)	(17,282)	(5,069)	(8,797)
Net change in net assets
from contract transactions	6,689	(91,928)	27,107	(94,441)	43,872	(9,713)	366

Net change in net assets	(64,881)	(189,280)	(44,215)	(257,223)	9,709	(29,652)	(41,877)

Net assets beginning of year	237,670	601,665	316,372	736,221	391,871	232,014	271,563

Net assets end of year	$172,789	$412,385	$272,157	$478,998	$401,580	$202,362	$229,686

Contract unit transactions
Units outstanding at beginning of year	8,455	14,618	16,153	34,199	10,953	15,876	13,264
Units issued	3,706	1,713	3,538	9,457	4,110	1,177	3,173
Units redeemed	(3,518)	(4,361)	(2,184)	(15,037)	(2,860)	(1,929)	(3,352)
Units outstanding at end of year	8,643	11,970	17,507	28,619	12,203	15,124	13,085
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$78,352	$61,404	$63,802	$159,849	$136,677	$16,034	$57,927
Proceeds from sales	$72,142	$154,264	$37,223	$255,471	$93,673	$26,190	$58,018

See Notes to the Financial Statements.

11

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
Operations
Net investment income (loss)	$(2,118)	$(4,908)	$8,835	$(954)	$(3,034)	$(187)	$(970)
Net realized gain (loss) on investments in Funds	87,417	41,397	516	147,000	(10,680)	(156)	(7,246)
Net change in unrealized appreciation
(depreciation) on investments in Funds	67,901	(1,492,569)	(56,760)	(236,087)	(263,373)	(19,759)	(70,680)
Net change in net assets
from operations	153,200	(1,456,080)	(47,409)	(90,041)	(277,087)	(20,102)	(78,896)

Contract transactions
Purchase payments	35,741	73,894	29,482	20,586	85,499	—	21,806
Surrenders and terminations	(17,112)	(70,463)	(9,514)	(229,214)	(37,767)	—	(6,727)
Transfers between Investment Divisions	24,374	52,874	(9,351)	(193,339)	3,462	8,256	(81,126)
Contract owner charges	(29,614)	(76,365)	(28,834)	(15,755)	(90,691)	(4,974)	(16,417)
Net change in net assets
from contract transactions	13,389	(20,060)	(18,217)	(417,722)	(39,497)	3,282	(82,464)

Net change in net assets	166,589	(1,476,140)	(65,626)	(507,763)	(316,584)	(16,820)	(161,360)

Net assets beginning of year	879,501	3,865,117	688,383	793,999	2,097,717	134,203	609,135

Net assets end of year	$1,046,090	$2,388,977	$622,757	$286,236	$1,781,133	$117,383	$447,775

Contract unit transactions
Units outstanding at beginning of year	69,966	21,778	28,217	9,784	67,022	10,546	14,650
Units issued	22,764	1,900	2,227	587	6,725	948	1,977
Units redeemed	(22,720)	(2,108)	(3,025)	(6,202)	(8,623)	(654)	(4,342)
Units outstanding at end of year	70,010	21,570	27,419	4,169	65,124	10,840	12,285
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$329,508	$249,546	$58,916	$43,298	$193,275	$10,665	$77,230
Proceeds from sales	$318,237	$274,514	$68,298	$461,974	$235,806	$7,570	$160,664

See Notes to the Financial Statements.

12

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I
Operations
Net investment income (loss)	$(613)	$(1,148)	$(958)	$1,982	$(3,073)	$(1,024)	$(1,291)
Net realized gain (loss) on investments in Funds	11,405	13,826	19,812	6,651	46,469	3,234	2,410
Net change in unrealized appreciation
(depreciation) on investments in Funds	(24,095)	(41,377)	(88,236)	(57,360)	(822,159)	(252,227)	(134,171)
Net change in net assets
from operations	(13,303)	(28,699)	(69,382)	(48,727)	(778,763)	(250,017)	(133,052)

Contract transactions
Purchase payments	6,410	25,676	11,337	859	45,354	16,532	29,914
Surrenders and terminations	(12,937)	—	(1,420)	(313)	(203,173)	(1,151)	(8,374)
Transfers between Investment Divisions	64,469	(336)	95,096	40,703	(50,997)	27,846	9,106
Contract owner charges	(8,022)	(31,470)	(23,586)	(8,118)	(51,583)	(15,596)	(17,019)
Net change in net assets
from contract transactions	49,920	(6,130)	81,427	33,131	(260,399)	27,631	13,627

Net change in net assets	36,617	(34,829)	12,045	(15,596)	(1,039,162)	(222,386)	(119,425)

Net assets beginning of year	213,427	626,775	585,200	314,249	2,524,835	696,959	695,002

Net assets end of year	$250,044	$591,946	$597,245	$298,653	$1,485,673	$474,573	$575,577

Contract unit transactions
Units outstanding at beginning of year	10,115	26,038	13,467	19,695	46,299	8,673	43,516
Units issued	6,358	4,044	3,609	3,862	5,270	1,096	5,763
Units redeemed	(4,252)	(4,541)	(1,596)	(1,249)	(11,503)	(685)	(4,853)
Units outstanding at end of year	12,221	25,541	15,480	22,308	40,066	9,084	44,426
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$136,745	$93,895	$146,007	$58,870	$214,936	$65,635	$77,821
Proceeds from sales	$87,438	$101,173	$65,538	$18,848	$478,408	$39,028	$65,485

See Notes to the Financial Statements.

13

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Operations
Net investment income (loss)	$(1,531)	$(847)	$(1,323)	$(771)	$(2,190)	$(95)	$(1,179)
Net realized gain (loss) on investments in Funds	7,490	(11,864)	34,413	1,210	(29,415)	552	51,858
Net change in unrealized appreciation
(depreciation) on investments in Funds	(261,669)	(89,234)	(65,448)	(139,410)	(183,514)	(48,811)	(327,635)
Net change in net assets
from operations	(255,710)	(101,945)	(32,358)	(138,971)	(215,119)	(48,354)	(276,956)

Contract transactions
Purchase payments	27,864	35,372	25,487	24,734	48,433	605	23,169
Surrenders and terminations	(5,386)	(13,651)	(26,054)	(4,389)	(31,905)	—	(32,897)
Transfers between Investment Divisions	(19,802)	18,492	(33,832)	(21,771)	(129,023)	8,050	(157,427)
Contract owner charges	(25,839)	(40,403)	(28,442)	(22,960)	(53,607)	(2,543)	(9,426)
Net change in net assets
from contract transactions	(23,163)	(190)	(62,841)	(24,386)	(166,102)	6,112	(176,581)

Net change in net assets	(278,873)	(102,135)	(95,199)	(163,357)	(381,221)	(42,242)	(453,537)

Net assets beginning of year	947,466	916,409	899,177	551,685	1,648,018	112,563	851,146

Net assets end of year	$668,593	$814,274	$803,978	$388,328	$1,266,797	$70,321	$397,609

Contract unit transactions
Units outstanding at beginning of year	6,169	27,751	39,937	33,416	79,697	4,954	9,913
Units issued	710	6,714	4,980	4,124	22,422	801	1,960
Units redeemed	(964)	(6,708)	(8,217)	(5,704)	(31,955)	(525)	(4,790)
Units outstanding at end of year	5,915	27,757	36,700	31,836	70,164	5,230	7,083
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$89,304	$195,241	$108,705	$53,476	$426,841	$13,999	$127,573
Proceeds from sales	$113,998	$196,278	$172,869	$78,633	$595,133	$7,982	$305,333

See Notes to the Financial Statements.

14

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Operations
Net investment income (loss)	$(239)	$(4,008)	$(1,272)	$(2,914)	$(3,489)	$5,944	$(1,998)
Net realized gain (loss) on investments in Funds	(3,701)	126,736	12,331	102,734	137,803	35,840	105,998
Net change in unrealized appreciation
(depreciation) on investments in Funds	(27,918)	611,535	(97,979)	(207,090)	(797,673)	(305,920)	(587,282)
Net change in net assets
from operations	(31,858)	734,263	(86,920)	(107,270)	(663,359)	(264,136)	(483,282)

Contract transactions
Purchase payments	8,699	46,325	17,007	49,343	42,589	66,573	23,256
Surrenders and terminations	—	(30,352)	(12,057)	(35,203)	(32,751)	(105,906)	(17,214)
Transfers between Investment Divisions	(53,023)	123,109	65,523	(125,301)	(203,449)	(27,736)	(124,263)
Contract owner charges	(7,270)	(41,356)	(11,339)	(40,729)	(32,576)	(49,349)	(23,613)
Net change in net assets
from contract transactions	(51,594)	97,726	59,134	(151,890)	(226,187)	(116,418)	(141,834)

Net change in net assets	(83,452)	831,989	(27,786)	(259,160)	(889,546)	(380,554)	(625,116)

Net assets beginning of year	202,355	1,166,528	636,017	1,721,690	2,131,465	1,934,074	1,572,751

Net assets end of year	$118,903	$1,998,517	$608,231	$1,462,530	$1,241,919	$1,553,520	$947,635

Contract unit transactions
Units outstanding at beginning of year	14,262	31,024	20,244	23,666	33,325	59,716	21,230
Units issued	1,758	10,660	3,896	4,851	5,689	9,847	6,531
Units redeemed	(5,780)	(9,135)	(1,933)	(7,517)	(10,621)	(14,157)	(8,752)
Units outstanding at end of year	10,240	32,549	22,207	21,000	28,393	55,406	19,009
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$21,523	$549,205	$114,615	$315,305	$290,710	$325,929	$451,159
Proceeds from sales	$73,356	$455,487	$56,753	$470,109	$520,386	$400,368	$594,991

See Notes to the Financial Statements.

15

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I
Operations
Net investment income (loss)	$(2,854)	$(13,700)	$(3,225)	$(5,007)	$(2,664)	$(22)	$(1,200)
Net realized gain (loss) on investments in Funds	93,814	419,683	103,811	(29,614)	67,978	(93)	4,898
Net change in unrealized appreciation
(depreciation) on investments in Funds	(332,285)	(2,106,642)	(426,546)	(555,278)	(177,315)	(1,071)	(74,719)
Net change in net assets
from operations	(241,325)	(1,700,659)	(325,960)	(589,899)	(112,001)	(1,186)	(71,021)

Contract transactions
Purchase payments	54,401	276,108	55,755	72,684	34,140	3,217	22,850
Surrenders and terminations	(59,090)	(207,774)	(78,214)	(54,542)	(19,749)	—	(25,626)
Transfers between Investment Divisions	(3,078)	198,753	(117,949)	(35,277)	(157,129)	(2,669)	18,398
Contract owner charges	(55,175)	(221,251)	(48,870)	(45,725)	(29,183)	(280)	(23,027)
Net change in net assets
from contract transactions	(62,942)	45,836	(189,278)	(62,860)	(171,921)	268	(7,405)

Net change in net assets	(304,267)	(1,654,823)	(515,238)	(652,759)	(283,922)	(918)	(78,426)

Net assets beginning of year	1,818,592	9,493,344	2,119,945	3,005,607	1,328,892	9,285	615,690

Net assets end of year	$1,514,325	$7,838,521	$1,604,707	$2,352,848	$1,044,970	$8,367	$537,264

Contract unit transactions
Units outstanding at beginning of year	27,148	170,793	36,517	151,488	31,032	645	30,612
Units issued	6,014	28,520	6,667	35,085	5,060	304	12,821
Units redeemed	(7,208)	(27,117)	(10,303)	(39,258)	(9,490)	(302)	(13,380)
Units outstanding at end of year	25,954	172,196	32,881	147,315	26,602	647	30,053
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$359,357	$1,347,690	$337,000	$590,520	$195,041	$4,231	$238,913
Proceeds from sales	$425,153	$1,315,554	$529,503	$658,387	$369,626	$3,985	$247,518

See Notes to the Financial Statements.

16

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Operations
Net investment income (loss)	$(2,040)	$(784)	$(20,299)	$(6,564)	$(5,329)	$(891)	$(4,157)
Net realized gain (loss) on investments in Funds	2,294	5,412	546,370	83,709	134,231	(114)	71,853
Net change in unrealized appreciation
(depreciation) on investments in Funds	(129,214)	(67,891)	(1,700,023)	(1,677,977)	(879,960)	(28,951)	(334,046)
Net change in net assets
from operations	(128,960)	(63,263)	(1,173,952)	(1,600,832)	(751,058)	(29,956)	(266,350)

Contract transactions
Purchase payments	26,086	77,913	390,739	69,919	78,252	61,625	41,122
Surrenders and terminations	(5,370)	(12,796)	(1,472,843)	(139,293)	(76,657)	(7,404)	(51,516)
Transfers between Investment Divisions	(109,721)	(41)	(256,547)	(16,887)	(224,504)	69,370	345,911
Contract owner charges	(36,230)	(84,695)	(446,645)	(70,636)	(70,682)	(53,733)	(51,677)
Net change in net assets
from contract transactions	(125,235)	(19,619)	(1,785,296)	(156,897)	(293,591)	69,858	283,840

Net change in net assets	(254,195)	(82,882)	(2,959,248)	(1,757,729)	(1,044,649)	39,902	17,490

Net assets beginning of year	1,136,176	430,298	14,296,696	4,174,351	3,509,446	689,221	2,026,991

Net assets end of year	$881,981	$347,416	$11,337,448	$2,416,622	$2,464,797	$729,123	$2,044,481

Contract unit transactions
Units outstanding at beginning of year	32,402	15,349	360,019	20,680	13,269	51,477	30,858
Units issued	2,013	5,990	14,590	2,537	1,572	34,644	10,181
Units redeemed	(6,124)	(6,951)	(65,040)	(3,729)	(2,992)	(29,115)	(5,840)
Units outstanding at end of year	28,291	14,388	309,569	19,488	11,849	57,006	35,199
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$65,135	$148,195	$536,240	$387,729	$331,041	$438,117	$611,658
Proceeds from sales	$192,410	$168,598	$2,341,835	$551,190	$629,961	$369,150	$331,975

See Notes to the Financial Statements.

17

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2022

	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$(259)	$15,037	$(3,714)	$(1,147)	$16,360	$(2,386)
Net realized gain (loss) on investments in Funds	(5,181)	95,552	62,786	4,084	—	58,154
Net change in unrealized appreciation
(depreciation) on investments in Funds	(950)	(360,232)	(348,232)	(231,847)	—	(118,291)
Net change in net assets
from operations	(6,390)	(249,643)	(289,160)	(228,910)	16,360	(62,523)

Contract transactions
Purchase payments	1,340	36,179	74,641	22,532	113,562	22,520
Surrenders and terminations	—	(27,415)	(40,556)	(23,778)	(103,778)	(119,667)
Transfers between Investment Divisions	(204)	29,056	(103,693)	2,956	356,689	(38,436)
Contract owner charges	(2,613)	(34,824)	(130,047)	(16,913)	(140,764)	(32,304)
Net change in net assets
from contract transactions	(1,477)	2,996	(199,655)	(15,203)	225,709	(167,887)

Net change in net assets	(7,867)	(246,647)	(488,815)	(244,113)	242,069	(230,410)

Net assets beginning of year	111,194	991,712	2,125,863	841,354	1,331,423	1,366,284

Net assets end of year	$103,327	$745,065	$1,637,048	$597,241	$1,573,492	$1,135,874

Contract unit transactions
Units outstanding at beginning of year	9,767	22,844	21,496	30,225	81,715	19,521
Units issued	1,380	2,439	1,596	3,437	91,783	932
Units redeemed	(1,609)	(2,494)	(3,927)	(4,140)	(78,783)	(3,444)
Units outstanding at end of year	9,538	22,789	19,165	29,522	94,715	17,009
Cost of purchases and proceeds
from sales of the Investments in Funds
Cost of purchases	$14,697	$209,312	$140,952	$79,670	$1,516,593	$64,525
Proceeds from sales	$16,433	$83,159	$344,321	$96,020	$1,274,524	$234,798

See Notes to the Financial Statements.

18

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL Moderate Growth Allocation Fund - Class I(a)	JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL Multi-Manager International Small Cap Fund - Class I(a)	JNL Multi-Manager Small Cap Growth Fund - Class I	JNL Multi-Manager Small Cap Value Fund - Class I	JNL/American Funds Balanced Fund - Class I	JNL/American Funds Capital World Bond Fund - Class I
Operations
Net investment income (loss)	$(133)	$12,371	$626	$(6,336)	$(1,555)	$(2,926)	$(704)
Net realized gain (loss) on investments in Funds	666	70,480	3,343	229,372	31,116	105,243	3,033
Net change in unrealized appreciation
(depreciation) on investments in Funds	2,844	(80,885)	6,666	(166,098)	78,418	90,238	(13,758)
Net change in net assets
from operations	3,377	1,966	10,635	56,938	107,979	192,555	(11,429)

Contract transactions
Purchase payments	—	19,062	7,636	60,751	15,344	24,578	6,822
Surrenders and terminations	(20,111)	(47,649)	(2,925)	(80,090)	(9,655)	(47,605)	—
Transfers between Investment Divisions	104,054	12,236	360,217	(40,488)	112,232	10,923	9,868
Contract owner charges	(1,414)	(25,268)	(4,382)	(38,760)	(13,669)	(53,545)	(4,894)
Net change in net assets
from contract transactions	82,529	(41,619)	360,546	(98,587)	104,252	(65,649)	11,796

Net change in net assets	85,906	(39,653)	371,181	(41,649)	212,231	126,906	367

Net assets beginning of year	—	1,006,837	—	1,989,823	447,316	1,335,016	179,436

Net assets end of year	$85,906	$967,184	$371,181	$1,948,174	$659,547	$1,461,922	$179,803

Contract unit transactions
Units outstanding at beginning of year	—	54,222	—	16,067	15,234	50,272	13,334
Units issued	4,850	13,434	26,309	3,988	7,134	14,337	9,101
Units redeemed	(1,274)	(16,161)	(3,559)	(5,164)	(4,480)	(18,093)	(8,676)
Units outstanding at end of year	3,576	51,495	22,750	14,891	17,888	46,516	13,759

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

19

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/American Funds Global Small Capitalization Fund - Class I	JNL/American Funds Growth-Income Fund - Class I	JNL/American Funds International Fund - Class I	JNL/American Funds New World Fund - Class I	JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/AQR Large Cap Defensive Style Fund - Class I(a)	JNL/BlackRock Global Allocation Fund - Class I
Operations
Net investment income (loss)	$(1,337)	$(2,214)	$(1,501)	$(2,209)	$(1,689)	$(356)	$(1,074)
Net realized gain (loss) on investments in Funds	55,901	85,693	33,885	46,660	58,901	479	31,026
Net change in unrealized appreciation
(depreciation) on investments in Funds	(39,082)	35,004	(39,065)	(18,530)	26,453	26,494	(10,482)
Net change in net assets
from operations	15,482	118,483	(6,681)	25,921	83,665	26,617	19,470

Contract transactions
Purchase payments	41,499	22,081	12,458	42,290	17,273	4,247	10,840
Surrenders and terminations	(77,850)	(16,773)	—	(6,912)	—	—	(17,823)
Transfers between Investment Divisions	53,871	(17,988)	4,299	270,286	(6,113)	204,157	(181)
Contract owner charges	(19,443)	(20,969)	(5,325)	(24,729)	(12,625)	(3,007)	(8,800)
Net change in net assets
from contract transactions	(1,923)	(33,649)	11,432	280,935	(1,465)	205,397	(15,964)

Net change in net assets	13,559	84,834	4,751	306,856	82,200	232,014	3,506

Net assets beginning of year	224,111	516,831	311,621	429,365	309,671	—	268,057

Net assets end of year	$237,670	$601,665	$316,372	$736,221	$391,871	$232,014	$271,563

Contract unit transactions
Units outstanding at beginning of year	8,844	16,103	16,271	21,501	11,548	—	14,316
Units issued	10,082	7,543	9,924	25,125	8,277	17,233	5,664
Units redeemed	(10,471)	(9,028)	(10,042)	(12,427)	(8,872)	(1,357)	(6,716)
Units outstanding at end of year	8,455	14,618	16,153	34,199	10,953	15,876	13,264

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

20

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/BlackRock Global Natural Resources Fund - Class I	JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/Causeway International Value Select Fund - Class I	JNL/DFA U.S. Core Equity Fund - Class I	JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
Operations
Net investment income (loss)	$(2,232)	$(7,996)	$8,647	$(1,600)	$(4,686)	$(256)	$(1,546)
Net realized gain (loss) on investments in Funds	41,125	290,998	22,489	18,621	48,696	5,121	5,359
Net change in unrealized appreciation
(depreciation) on investments in Funds	160,554	386,741	24,079	132,042	(51,455)	(3,757)	(7,169)
Net change in net assets
from operations	199,447	669,743	55,215	149,063	(7,445)	1,108	(3,356)

Contract transactions
Purchase payments	44,785	84,826	35,069	21,409	90,178	—	26,113
Surrenders and terminations	(10,165)	(139,108)	(125,685)	—	(329,185)	(9,854)	(33,027)
Transfers between Investment Divisions	6,679	(107,203)	(2,761)	151,004	223,206	27,906	44,840
Contract owner charges	(23,083)	(78,551)	(26,946)	(15,208)	(82,908)	(4,475)	(16,130)
Net change in net assets
from contract transactions	18,216	(240,036)	(120,323)	157,205	(98,709)	13,577	21,796

Net change in net assets	217,663	429,707	(65,108)	306,268	(106,154)	14,685	18,440

Net assets beginning of year	661,838	3,435,410	753,491	487,731	2,203,871	119,518	590,695

Net assets end of year	$879,501	$3,865,117	$688,383	$793,999	$2,097,717	$134,203	$609,135

Contract unit transactions
Units outstanding at beginning of year	69,678	23,797	33,923	7,699	71,914	9,515	14,373
Units issued	19,765	3,566	4,730	2,837	21,285	4,634	3,222
Units redeemed	(19,477)	(5,585)	(10,436)	(752)	(26,177)	(3,603)	(2,945)
Units outstanding at end of year	69,966	21,778	28,217	9,784	67,022	10,546	14,650

See Notes to the Financial Statements.

21

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/First Sentier Global Infrastructure Fund - Class I	JNL/Franklin Templeton Income Fund - Class I	JNL/Goldman Sachs 4 Fund - Class A	JNL/Harris Oakmark Global Equity Fund - Class I	JNL/Invesco Global Growth Fund - Class I	JNL/Invesco Small Cap Growth Fund - Class I	JNL/JPMorgan Global Allocation Fund - Class I
Operations
Net investment income (loss)	$(629)	$(1,537)	$(913)	$2,751	$(6,103)	$(2,148)	$(2,245)
Net realized gain (loss) on investments in Funds	8,802	20,274	35,082	23,504	221,014	402,387	52,536
Net change in unrealized appreciation
(depreciation) on investments in Funds	17,428	61,539	120,899	26,789	126,540	(294,820)	4,638
Net change in net assets
from operations	25,601	80,276	155,068	53,044	341,451	105,419	54,929

Contract transactions
Purchase payments	14,411	26,337	22,551	1,034	66,497	21,017	43,494
Surrenders and terminations	(702)	(11,791)	(11,778)	(22,937)	(17,979)	(620,556)	(15,707)
Transfers between Investment Divisions	(39,986)	17,288	(4,914)	(7,740)	(31,093)	(66,101)	12,510
Contract owner charges	(6,294)	(27,382)	(19,667)	(7,200)	(55,115)	(23,896)	(16,871)
Net change in net assets
from contract transactions	(32,571)	4,452	(13,808)	(36,843)	(37,690)	(689,536)	23,426

Net change in net assets	(6,970)	84,728	141,260	16,201	303,761	(584,117)	78,355

Net assets beginning of year	220,397	542,047	443,940	298,048	2,221,074	1,281,076	616,647

Net assets end of year	$213,427	$626,775	$585,200	$314,249	$2,524,835	$696,959	$695,002

Contract unit transactions
Units outstanding at beginning of year	11,801	26,242	13,966	22,487	48,376	17,377	42,389
Units issued	1,380	5,857	2,364	6,223	11,712	2,698	18,246
Units redeemed	(3,066)	(6,061)	(2,863)	(9,015)	(13,789)	(11,402)	(17,119)
Units outstanding at end of year	10,115	26,038	13,467	19,695	46,299	8,673	43,516

See Notes to the Financial Statements.

22

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/JPMorgan MidCap Growth Fund - Class I	JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/JPMorgan U.S. Value Fund - Class I	JNL/Loomis Sayles Global Growth Fund - Class I	JNL/Mellon Bond Index Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
Operations
Net investment income (loss)	$(3,271)	$(1,839)	$(2,025)	$(1,642)	$(3,886)	$(134)	$(2,751)
Net realized gain (loss) on investments in Funds	141,497	10,318	57,905	69,986	22,020	2,510	153,773
Net change in unrealized appreciation
(depreciation) on investments in Funds	(42,000)	(28,361)	141,052	(39,671)	(49,760)	13,686	23,979
Net change in net assets
from operations	96,226	(19,882)	196,932	28,673	(31,626)	16,062	175,001

Contract transactions
Purchase payments	31,825	30,538	27,266	27,676	58,939	486	30,946
Surrenders and terminations	(59,865)	(18,171)	(32,281)	(16,421)	(62,336)	(902)	—
Transfers between Investment Divisions	(51,362)	(38,855)	(17,029)	141	215,894	(3,694)	(111,131)
Contract owner charges	(26,159)	(35,969)	(24,331)	(22,281)	(49,199)	(2,770)	(11,106)
Net change in net assets
from contract transactions	(105,561)	(62,457)	(46,375)	(10,885)	163,298	(6,880)	(91,291)

Net change in net assets	(9,335)	(82,339)	150,557	17,788	131,672	9,182	83,710

Net assets beginning of year	956,801	998,748	748,620	533,897	1,516,346	103,381	767,436

Net assets end of year	$947,466	$916,409	$899,177	$551,685	$1,648,018	$112,563	$851,146

Contract unit transactions
Units outstanding at beginning of year	7,240	30,673	43,075	34,291	74,273	5,273	11,346
Units issued	2,408	8,466	9,229	12,472	34,871	41	4,130
Units redeemed	(3,479)	(11,388)	(12,367)	(13,347)	(29,447)	(360)	(5,563)
Units outstanding at end of year	6,169	27,751	39,937	33,416	79,697	4,954	9,913

See Notes to the Financial Statements.

23

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon Emerging Markets Index Fund - Class I	JNL/Mellon Energy Sector Fund - Class I	JNL/Mellon Financial Sector Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I	JNL/Mellon International Index Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
Operations
Net investment income (loss)	$(708)	$(3,164)	$(1,457)	$(4,967)	$(6,090)	$(3,948)	$(3,903)
Net realized gain (loss) on investments in Funds	14,626	(11,933)	40,122	169,071	338,181	61,506	128,686
Net change in unrealized appreciation
(depreciation) on investments in Funds	(23,144)	458,990	110,490	127,179	209,948	119,614	198,267
Net change in net assets
from operations	(9,226)	443,893	149,155	291,283	542,039	177,172	323,050

Contract transactions
Purchase payments	14,022	41,131	17,729	51,942	46,135	76,512	28,705
Surrenders and terminations	(8,693)	(30,037)	(8,952)	(40,426)	(23,285)	(120,089)	(451)
Transfers between Investment Divisions	(18,202)	(91,399)	(27,266)	4,302	(180,722)	148,371	52,755
Contract owner charges	(6,929)	(31,730)	(10,700)	(35,277)	(31,680)	(47,189)	(23,608)
Net change in net assets
from contract transactions	(19,802)	(112,035)	(29,189)	(19,459)	(189,552)	57,605	57,401

Net change in net assets	(29,028)	331,858	119,966	271,824	352,487	234,777	380,451

Net assets beginning of year	231,383	834,670	516,051	1,449,866	1,778,978	1,699,297	1,192,300

Net assets end of year	$202,355	$1,166,528	$636,017	$1,721,690	$2,131,465	$1,934,074	$1,572,751

Contract unit transactions
Units outstanding at beginning of year	15,961	34,793	21,559	24,892	38,424	59,588	20,831
Units issued	7,280	6,338	3,084	8,304	11,438	20,662	6,966
Units redeemed	(8,979)	(10,107)	(4,399)	(9,530)	(16,537)	(20,534)	(6,567)
Units outstanding at end of year	14,262	31,024	20,244	23,666	33,325	59,716	21,230

See Notes to the Financial Statements.

24

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/Mellon S&P 400 MidCap Index Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class I(a)	JNL/MFS Mid Cap Value Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I	JNL/PIMCO Real Return Fund - Class I
Operations
Net investment income (loss)	$(4,150)	$(17,818)	$(5,064)	$(5,564)	$(3,895)	$(27)	$(2,411)
Net realized gain (loss) on investments in Funds	118,396	602,188	203,171	20,284	100,357	1,078	32,883
Net change in unrealized appreciation
(depreciation) on investments in Funds	247,567	1,532,292	259,795	310,225	191,717	(578)	4,302
Net change in net assets
from operations	361,813	2,116,662	457,902	324,945	288,179	473	34,774

Contract transactions
Purchase payments	76,836	303,877	75,122	73,869	37,272	3,276	25,686
Surrenders and terminations	(69,846)	(380,229)	(124,682)	(21,680)	(71,642)	(10,232)	(129,473)
Transfers between Investment Divisions	(13,113)	74,549	(12,357)	2,658,405	181,873	(4,550)	65,411
Contract owner charges	(52,393)	(206,806)	(47,991)	(29,932)	(25,392)	(306)	(21,891)
Net change in net assets
from contract transactions	(58,516)	(208,609)	(109,908)	2,680,662	122,111	(11,812)	(60,267)

Net change in net assets	303,297	1,908,053	347,994	3,005,607	410,290	(11,339)	(25,493)

Net assets beginning of year	1,515,295	7,585,291	1,771,951	—	918,602	20,624	641,183

Net assets end of year	$1,818,592	$9,493,344	$2,119,945	$3,005,607	$1,328,892	$9,285	$615,690

Contract unit transactions
Units outstanding at beginning of year	28,483	177,454	39,488	—	28,794	1,452	34,913
Units issued	4,938	30,458	10,187	177,990	14,900	292	19,726
Units redeemed	(6,273)	(37,119)	(13,158)	(26,502)	(12,662)	(1,099)	(24,027)
Units outstanding at end of year	27,148	170,793	36,517	151,488	31,032	645	30,612

(a)

The mutual fund's shares, as applicable, became available for investment by the Investment Division on April 26, 2021. The Statement of Changes in Net Assets is from April 26, 2021 through December 31, 2021.

See Notes to the Financial Statements.

25

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/PPM America High Yield Bond Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I	JNL/T. Rowe Price Short-Term Bond Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
Operations
Net investment income (loss)	$(3,660)	$(1,464)	$(24,067)	$(11,708)	$(8,896)	$(1,341)	$(3,819)
Net realized gain (loss) on investments in Funds	45,735	65,835	452,411	818,899	313,536	8,984	59,138
Net change in unrealized appreciation
(depreciation) on investments in Funds	18,950	50,532	2,674,364	(254,925)	110,940	(9,565)	383,484
Net change in net assets
from operations	61,025	114,903	3,102,708	552,266	415,580	(1,922)	438,803

Contract transactions
Purchase payments	45,958	63,169	484,485	75,439	98,770	52,400	41,868
Surrenders and terminations	(39,621)	(152,851)	(602,842)	(609,032)	(77,009)	(46,231)	(30,389)
Transfers between Investment Divisions	39,966	77,822	(166,218)	(695,879)	(85,047)	40,135	139,015
Contract owner charges	(33,110)	(64,164)	(519,341)	(81,319)	(70,891)	(44,947)	(42,344)
Net change in net assets
from contract transactions	13,193	(76,024)	(803,916)	(1,310,791)	(134,177)	1,357	108,150

Net change in net assets	74,218	38,879	2,298,792	(758,525)	281,403	(565)	546,953

Net assets beginning of year	1,061,958	391,419	11,997,904	4,932,876	3,228,043	689,786	1,480,038

Net assets end of year	$1,136,176	$430,298	$14,296,696	$4,174,351	$3,509,446	$689,221	$2,026,991

Contract unit transactions
Units outstanding at beginning of year	33,353	18,646	383,647	28,541	14,114	52,191	29,488
Units issued	13,715	11,954	28,034	4,140	2,882	15,452	5,119
Units redeemed	(14,666)	(15,251)	(51,662)	(12,001)	(3,727)	(16,166)	(3,749)
Units outstanding at end of year	32,402	15,349	360,019	20,680	13,269	51,477	30,858

See Notes to the Financial Statements.

26

Jackson National Separate Account IV
Statements of Changes in Net Assets
December 31, 2021

	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	JNL/William Blair International Leaders Fund - Class I	JNL/WMC Balanced Fund - Class I	JNL/WMC Global Real Estate Fund - Class I	JNL/WMC Government Money Market Fund - Class I	JNL/WMC Value Fund - Class I
Operations
Net investment income (loss)	$(401)	$11,762	$(4,764)	$(1,543)	$(2,738)	$(3,217)
Net realized gain (loss) on investments in Funds	(4,156)	44,306	99,725	17,295	2	109,665
Net change in unrealized appreciation
(depreciation) on investments in Funds	(359)	(1,876)	246,017	168,381	—	212,526
Net change in net assets
from operations	(4,916)	54,192	340,978	184,133	(2,736)	318,974

Contract transactions
Purchase payments	8,187	36,952	75,003	23,629	141,349	29,265
Surrenders and terminations	—	(49,533)	(59,402)	(27,768)	(120,935)	(375,091)
Transfers between Investment Divisions	1,430	230,630	(6,876)	(16,778)	130,837	(26,079)
Contract owner charges	(2,291)	(32,933)	(117,171)	(17,228)	(138,854)	(31,062)
Net change in net assets
from contract transactions	7,326	185,116	(108,446)	(38,145)	12,397	(402,967)

Net change in net assets	2,410	239,308	232,532	145,988	9,661	(83,993)

Net assets beginning of year	108,784	752,404	1,893,331	695,366	1,321,762	1,450,277

Net assets end of year	$111,194	$991,712	$2,125,863	$841,354	$1,331,423	$1,366,284

Contract unit transactions
Units outstanding at beginning of year	9,209	18,607	23,166	32,014	82,737	26,658
Units issued	1,969	8,699	3,803	5,362	40,184	2,854
Units redeemed	(1,411)	(4,462)	(5,473)	(7,151)	(41,206)	(9,991)
Units outstanding at end of year	9,767	22,844	21,496	30,225	81,715	19,521

See Notes to the Financial Statements.

27

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL Moderate Growth Allocation Fund - Class I
12/31/2022	73	4	0.00	20.066430	(15.73)‡	0.25	20.881671	(15.52)	0.00
12/31/2021+	86	4	0.00	21.604227	3.30 ‡	0.90	24.716838	3.93 ‡	0.00
JNL Multi-Manager Emerging Markets Equity Fund - Class I
12/31/2022	792	55	1.38	12.656867	(24.61)	0.90	14.704094	(23.93)	0.00
12/31/2021	967	51	1.47	16.789363	(0.50)	0.90	19.330676	0.40	0.00
12/31/2020	1,007	54	1.73	16.874271	8.23	0.90	19.254360	9.21	0.00
12/31/2019	443	27	2.05	15.590701	17.11	0.90	17.630370	18.17	0.00
12/31/2018	457	32	2.07	13.312350	(18.87)	0.90	14.919058	(18.13)	0.00
JNL Multi-Manager International Small Cap Fund - Class I
12/31/2022	258	23	1.38	11.037069	(30.78)	0.90	11.461462	(30.27)	0.00
12/31/2021+	371	23	0.51	15.944362	2.70 ‡	0.90	16.437767	3.34 ‡	0.00
JNL Multi-Manager Small Cap Growth Fund - Class I
12/31/2022	1,140	12	0.00	76.226406	(31.52)	0.90	96.478235	(30.88)	0.00
12/31/2021	1,948	15	0.00	111.307822	2.30	0.90	139.572169	3.22	0.00
12/31/2020	1,990	16	0.00	108.809137	45.55	0.90	135.216506	46.87	0.00
12/31/2019	1,530	18	0.00	74.757294	35.09	0.90	92.068139	36.32	0.00
12/31/2018	1,146	19	0.00	55.336980	(2.66)	0.90	67.540255	(1.77)	0.00
JNL Multi-Manager Small Cap Value Fund - Class I
12/31/2022	648	20	0.00	28.612482	(12.87)	0.90	33.617347	(11.93)	0.00
12/31/2021	660	18	0.00	32.840475	22.25	0.90	38.169088	23.35	0.00
12/31/2020	447	15	0.00	26.864063	5.14	0.90	30.943532	6.09	0.00
12/31/2019	500	18	0.00	25.551318	24.45	0.90	29.167856	25.57	0.00
12/31/2018	484	22	0.63	20.532048	(15.23)	0.90	23.228116	(14.46)	0.00
JNL/American Funds Balanced Fund - Class I
12/31/2022	1,045	38	0.00	22.815493	(14.24)	0.90	27.975591	(13.46)	0.00
12/31/2021	1,462	47	0.00	26.604426	14.05	0.90	32.328638	15.08	0.00
12/31/2020	1,335	50	0.00	23.326804	11.38	0.90	28.091682	12.38	0.00
12/31/2019	1,130	48	0.00	20.944005	20.00	0.90	24.996181	21.09	0.00
12/31/2018	515	27	0.66	17.453004	(5.42)	0.90	20.643125	(4.56)	0.00
JNL/American Funds Capital World Bond Fund - Class I
12/31/2022	196	18	0.00	9.832615	(18.40)	0.90	11.001918	(17.67)	0.00
12/31/2021	180	14	0.00	12.050242	(5.86)	0.90	13.363453	(5.01)	0.00
12/31/2020	179	13	0.00	12.800667	8.89	0.90	14.068229	9.88	0.00
12/31/2019	171	14	0.00	11.755283	6.86	0.90	12.803496	7.82	0.00
12/31/2018	163	15	0.83	11.000976	(2.28)	0.90	11.874529	(1.39)	0.00

+

The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL Moderate Growth Allocation Fund - Class I - April 26, 2021; JNL Multi-Manager International Small Cap Fund - Class I - April 26, 2021.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

28

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/American Funds Global Small Capitalization Fund - Class I
12/31/2022	173	9	0.00	18.352938	(30.22)	0.90	20.534753	(29.59)	0.00
12/31/2021	238	8	0.00	26.299554	5.75	0.90	29.162709	6.71	0.00
12/31/2020	224	9	0.00	24.869499	28.62	0.90	27.329834	29.78	0.00
12/31/2019	235	12	0.00	19.335925	30.26	0.90	21.058429	31.44	0.00
12/31/2018	116	8	0.20	14.843849	(11.28)	0.90	16.021427	(10.48)	0.00
JNL/American Funds Growth-Income Fund - Class I
12/31/2022	412	12	0.00	31.460919	(17.31)	0.90	35.256828	(16.57)	0.00
12/31/2021	602	15	0.00	38.048957	22.90	0.90	42.260632	24.01	0.00
12/31/2020	517	16	0.00	30.959862	12.44	0.90	34.078722	13.46	0.00
12/31/2019	638	23	0.00	27.534194	24.90	0.90	30.036400	26.03	0.00
12/31/2018	487	22	0.00	22.044543	(2.75)	0.90	23.832394	(1.87)	0.00
JNL/American Funds International Fund - Class I
12/31/2022	272	18	0.00	14.202377	(21.58)	0.90	15.900812	(20.87)	0.00
12/31/2021	316	16	0.00	18.110389	(2.45)	0.90	20.095447	(1.56)	0.00
12/31/2020	312	16	0.00	18.564314	12.91	0.90	20.414635	13.93	0.00
12/31/2019	313	19	0.00	16.441626	21.71	0.90	17.918408	22.81	0.00
12/31/2018	240	18	0.90	13.508614	(14.00)	0.90	14.590189	(13.22)	0.00
JNL/American Funds New World Fund - Class I
12/31/2022	479	29	0.00	15.340926	(22.90)	0.90	17.191302	(22.20)	0.00
12/31/2021	736	34	0.00	19.897657	3.84	0.90	22.098104	4.78	0.00
12/31/2020	429	22	0.00	19.162561	22.33	0.90	21.090983	23.44	0.00
12/31/2019	484	30	0.00	15.664057	27.85	0.90	17.085931	29.00	0.00
12/31/2018	313	25	0.68	12.252378	(14.87)	0.90	13.244834	(14.10)	0.00
JNL/American Funds Washington Mutual Investors Fund - Class I
12/31/2022	402	12	0.00	30.135033	(9.45)	0.90	33.764195	(8.64)	0.00
12/31/2021	392	11	0.00	33.280960	26.56	0.90	36.955826	27.70	0.00
12/31/2020	310	12	0.00	26.297192	7.75	0.90	28.939119	8.72	0.00
12/31/2019	368	15	0.00	24.406629	20.27	0.90	26.618155	21.36	0.00
12/31/2018	320	16	0.00	20.292399	(9.54)	0.90	21.932663	(8.72)	0.00
JNL/AQR Large Cap Defensive Style Fund - Class I
12/31/2022	202	15	0.00	13.059792	(9.12)	0.90	13.480099	(8.30)	0.00
12/31/2021+	232	16	0.00	14.370212	12.29 ‡	0.90	14.700035	12.99 ‡	0.00
JNL/BlackRock Global Allocation Fund - Class I
12/31/2022	230	13	0.00	16.067820	(16.08)	0.90	17.898506	(15.32)	0.00
12/31/2021	272	13	0.00	19.146014	6.73	0.90	21.137277	7.69	0.00
12/31/2020	268	14	0.00	17.939188	18.16	0.90	19.627434	19.23	0.00
12/31/2019	396	25	0.00	15.181777	17.02	0.90	16.461730	18.08	0.00
12/31/2018	363	27	0.96	12.973572	(8.17)	0.90	13.941336	(7.33)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/AQR Large Cap Defensive Style Fund - Class I - April 26, 2021.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

29

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/BlackRock Global Natural Resources Fund - Class I
12/31/2022	1,046	70	0.00	13.413074	17.12	0.90	15.494345	18.17	0.00
12/31/2021	880	70	0.00	11.452520	29.69	0.90	13.111483	30.86	0.00
12/31/2020	662	70	0.00	8.830956	3.67	0.90	10.019598	4.61	0.00
12/31/2019	719	80	0.00	8.517988	14.05	0.90	9.577909	15.08	0.00
12/31/2018	571	73	2.23	7.468469	(17.86)	0.90	8.322558	(17.11)	0.00
JNL/BlackRock Large Cap Select Growth Fund - Class I
12/31/2022	2,389	22	0.00	90.557207	(38.32)	0.90	116.062137	(37.69)	0.00
12/31/2021	3,865	22	0.00	146.827653	19.72	0.90	186.251325	20.80	0.00
12/31/2020	3,435	24	0.00	122.640194	37.60	0.90	154.175611	38.85	0.00
12/31/2019	2,183	22	0.00	89.124973	31.54	0.90	111.038518	32.73	0.00
12/31/2018	1,679	23	0.00	67.753659	1.27	0.90	83.656142	2.19	0.00
JNL/Causeway International Value Select Fund - Class I
12/31/2022	623	27	1.62	19.098858	(7.74)	0.90	23.893273	(6.74)	0.00
12/31/2021	688	28	1.46	20.701337	7.81	0.90	25.620448	8.76	0.00
12/31/2020	753	34	4.91	19.201774	5.28	0.90	23.556021	6.23	0.00
12/31/2019	742	36	3.28	18.238979	18.23	0.90	22.174409	19.30	0.00
12/31/2018	597	34	1.89	15.427070	(18.00)	0.90	18.587719	(17.26)	0.00
JNL/DFA U.S. Core Equity Fund - Class I
12/31/2022	286	4	0.00	57.524495	(16.06)	0.90	72.872860	(15.30)	0.00
12/31/2021	794	10	0.00	68.527621	26.19	0.90	86.038542	27.33	0.00
12/31/2020	488	8	0.00	54.306661	15.26	0.90	67.572400	16.30	0.00
12/31/2019	440	8	0.00	47.116054	28.83	0.90	58.099893	29.99	0.00
12/31/2018	364	9	1.07	36.572992	(8.29)	0.90	44.694852	(7.46)	0.00
JNL/DoubleLine Core Fixed Income Fund - Class I
12/31/2022	1,781	65	0.00	22.746501	(13.66)	0.90	28.328737	(13.02)	0.00
12/31/2021	2,098	67	0.00	26.344262	(1.03)	0.90	32.568266	(0.13)	0.00
12/31/2020	2,204	72	0.00	26.617906	4.39	0.90	32.611761	5.34	0.00
12/31/2019	2,330	82	2.74	25.497718	7.26	0.90	30.959434	8.23	0.00
12/31/2018	2,359	91	1.17	23.771518	(1.07)	0.90	28.604868	(0.17)	0.00
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I
12/31/2022	117	11	0.00	10.413476	(15.54)	0.90	10.918835	(14.78)	0.00
12/31/2021	134	11	0.00	12.329452	0.09	0.90	12.812454	1.00	0.00
12/31/2020+	120	10	0.00	12.318602	16.70 ‡	0.90	12.686109	17.43	0.00
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
12/31/2022	448	12	0.00	29.895502	(14.06)	0.90	38.305748	(13.28)	0.00
12/31/2021	609	15	0.00	34.786460	(1.27)	0.90	44.173282	(0.38)	0.00
12/31/2020	591	14	0.00	35.233572	7.69	0.90	44.340017	8.66	0.00
12/31/2019	512	14	2.06	32.718661	8.58	0.90	40.806156	9.56	0.00
12/31/2018	460	14	2.87	30.133794	(2.18)	0.90	37.245581	(1.29)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I - April 27, 2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

30

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/First Sentier Global Infrastructure Fund - Class I
12/31/2022	250	12	0.00	18.942343	(4.59)	0.90	20.933949	(3.72)	0.00
12/31/2021	213	10	0.00	19.853853	12.31	0.90	21.742207	13.31	0.00
12/31/2020	220	12	0.00	17.677783	(4.27)	0.90	19.187819	(3.39)	0.00
12/31/2019	244	13	0.00	18.466102	26.10	0.90	19.860470	27.26	0.00
12/31/2018	219	15	3.02	14.643553	(6.94)	0.90	15.605618	(6.09)	0.00
JNL/Franklin Templeton Income Fund - Class I
12/31/2022	592	26	0.00	20.400538	(4.84)	0.90	23.621198	(4.23)	0.00
12/31/2021	627	26	0.00	21.438653	14.16	0.90	24.664751	15.19	0.00
12/31/2020	542	26	0.00	18.779622	0.24	0.90	21.412158	1.15	0.00
12/31/2019	603	30	0.00	18.733905	15.31	0.90	21.168710	16.35	0.00
12/31/2018	540	31	4.92	16.247196	(4.81)	0.90	18.194279	(3.95)	0.00
JNL/Goldman Sachs 4 Fund - Class A
12/31/2022	597	15	0.00	32.036545	(11.71)	0.90	39.582419	(10.92)	0.00
12/31/2021	585	13	0.00	36.287408	34.27	0.90	44.436721	35.48	0.00
12/31/2020	444	14	0.00	27.026525	2.96	0.90	32.799472	4.51	0.00
12/31/2019	516	17	0.00	26.092739	23.92	0.90	31.382617	25.04	0.00
12/31/2018	446	19	0.00	21.056266	(7.12)	0.90	25.098134	(6.27)	0.00
JNL/Harris Oakmark Global Equity Fund - Class I
12/31/2022	299	22	0.87	12.099815	(16.57)	0.90	13.762567	(15.79)	0.00
12/31/2021	314	20	1.09	14.503609	17.06	0.90	16.342189	18.14	0.00
12/31/2020	298	22	3.02	12.389512	10.68	0.90	13.832514	11.68	0.00
12/31/2019	411	36	1.84	11.193660	26.78	0.90	12.385411	27.93	0.00
12/31/2018	364	40	0.81	8.829098	(21.68)	0.90	9.681561	(20.97)	0.00
JNL/Invesco Global Growth Fund - Class I
12/31/2022	1,486	40	0.00	31.882119	(32.65)	0.90	38.770503	(32.02)	0.00
12/31/2021	2,525	46	0.00	47.336123	14.69	0.90	57.034297	15.73	0.00
12/31/2020	2,221	48	0.00	41.273681	27.36	0.90	49.284227	28.51	0.00
12/31/2019	1,841	52	0.93	32.407019	30.55	0.90	38.349962	31.73	0.00
12/31/2018	1,474	54	0.86	24.824114	(13.75)	0.90	29.113259	(12.97)	0.00
JNL/Invesco Small Cap Growth Fund - Class I
12/31/2022	475	9	0.00	45.095721	(35.68)	0.90	54.561140	(35.10)	0.00
12/31/2021	697	9	0.00	70.108160	6.63	0.90	84.063200	7.60	0.00
12/31/2020	1,281	17	0.00	65.746581	55.54	0.90	78.127305	56.94	0.00
12/31/2019	1,030	22	0.00	42.270518	23.70	0.90	49.780359	24.82	0.00
12/31/2018	803	22	0.00	34.170890	(9.69)	0.90	39.881116	(8.87)	0.00
JNL/JPMorgan Global Allocation Fund - Class I
12/31/2022	576	44	0.00	12.467785	(19.67)	0.90	13.091534	(18.83)	0.00
12/31/2021	695	44	0.00	15.521407	8.27	0.90	16.128988	9.25	0.00
12/31/2020+	617	42	0.00	14.336038	27.31 ‡	0.90	14.763713	28.10	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/JPMorgan Global Allocation Fund - Class I - April 27, 2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

31

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/JPMorgan MidCap Growth Fund - Class I
12/31/2022	669	6	0.00	93.267179	(27.52)	0.90	119.585262	(26.87)	0.00
12/31/2021	947	6	0.00	128.686224	10.36	0.90	163.514933	11.35	0.00
12/31/2020	957	7	0.00	116.608976	47.10	0.90	146.841541	48.43	0.00
12/31/2019	635	7	0.00	79.270921	39.08	0.90	98.928706	40.34	0.00
12/31/2018	376	6	0.00	56.994952	(5.59)	0.90	70.491396	(4.73)	0.00
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
12/31/2022	814	28	0.00	23.516275	(12.18)	0.90	30.141819	(11.38)	0.00
12/31/2021	916	28	0.00	26.776733	(2.71)	0.90	34.014285	(1.83)	0.00
12/31/2020	999	31	0.00	27.522310	6.26	0.90	34.648379	7.22	0.00
12/31/2019	686	23	0.00	25.901556	5.85	0.90	32.315844	6.81	0.00
12/31/2018	665	24	3.10	24.469035	(0.14)	0.90	30.255059	0.77	0.00
JNL/JPMorgan U.S. Value Fund - Class I
12/31/2022	804	37	0.00	19.520915	(3.33)	0.90	22.492684	(2.64)	0.00
12/31/2021	899	40	0.00	20.193468	26.61	0.90	23.103421	27.76	0.00
12/31/2020	749	43	0.00	15.948797	(4.44)	0.90	18.083530	(3.57)	0.00
12/31/2019	672	38	0.00	16.689509	22.33	0.90	18.753840	23.43	0.00
12/31/2018	562	39	1.50	13.643521	(9.59)	0.90	15.193753	(8.76)	0.00
JNL/Loomis Sayles Global Growth Fund - Class I
12/31/2022	388	32	0.02	11.826307	(26.66)	0.90	12.305811	(25.97)	0.00
12/31/2021	552	33	0.00	16.124288	4.88	0.90	16.623104	5.82	0.00
12/31/2020+	534	34	0.35	15.374641	45.79 ‡	0.90	15.708139	46.70	0.00
JNL/Mellon Bond Index Fund - Class I
12/31/2022	1,267	70	0.00	15.250429	(14.04)	0.90	18.363051	(13.26)	0.00
12/31/2021	1,648	80	0.00	17.740907	(2.67)	0.90	21.169622	(1.79)	0.00
12/31/2020	1,516	74	0.00	18.226795	6.30	0.90	21.554528	7.26	0.00
12/31/2019	1,438	76	2.38	17.146320	7.40	0.90	20.095113	8.37	0.00
12/31/2018	1,457	85	2.34	15.965402	(1.18)	0.90	18.543463	(0.28)	0.00
JNL/Mellon Communication Services Sector Fund - Class I
12/31/2022	70	5	0.00	11.123726	(41.65)	0.90	13.724818	(41.13)	0.00
12/31/2021	113	5	0.00	19.065218	14.94	0.90	23.313355	15.98	0.00
12/31/2020	103	5	0.00	16.586704	24.60	0.90	20.101385	25.72	0.00
12/31/2019	88	6	0.00	13.312312	25.77	0.90	15.988647	26.91	0.00
12/31/2018	74	6	4.54	10.584854	(6.33)	0.90	12.598904	(5.47)	0.00
JNL/Mellon Consumer Discretionary Sector Fund - Class I
12/31/2022	398	7	0.00	47.135402	(36.29)	0.90	58.242209	(35.72)	0.00
12/31/2021	851	10	0.00	73.985074	21.86	0.90	90.605391	22.96	0.00
12/31/2020	767	11	0.00	60.712623	46.24	0.90	73.685228	47.56	0.00
12/31/2019	550	12	0.00	41.516194	26.15	0.90	49.935582	27.29	0.00
12/31/2018	478	13	0.94	32.911305	(1.80)	0.90	39.230985	(0.91)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Loomis Sayles Global Growth Fund - Class I - April 27, 2020.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

32

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon Emerging Markets Index Fund - Class I
12/31/2022	119	10	0.00	10.674655	(19.35)	0.90	11.785786	(18.63)	0.00
12/31/2021	202	14	0.00	13.236470	(4.04)	0.90	14.483322	(3.17)	0.00
12/31/2020	231	16	4.13	13.793881	16.50	0.90	14.958008	17.55	0.00
12/31/2019	118	10	2.33	11.840277	17.14	0.90	12.724444	18.20	0.00
12/31/2018	110	11	1.62	10.107779	(15.77)	0.90	10.765244	(15.00)	0.00
JNL/Mellon Energy Sector Fund - Class I
12/31/2022	1,999	33	0.00	52.520137	60.44	0.90	64.879250	61.88	0.00
12/31/2021	1,167	31	0.00	32.736077	53.79	0.90	40.078118	55.18	0.00
12/31/2020	835	35	0.00	21.286030	(34.08)	0.90	25.826546	(33.48)	0.00
12/31/2019	1,026	29	0.00	32.289976	8.05	0.90	38.826666	9.03	0.00
12/31/2018	914	28	3.00	29.883769	(20.85)	0.90	35.611408	(20.13)	0.00
JNL/Mellon Financial Sector Fund - Class I
12/31/2022	608	22	0.00	23.319228	(13.35)	0.90	28.801607	(12.56)	0.00
12/31/2021	636	20	0.00	26.910737	28.62	0.90	32.940548	29.78	0.00
12/31/2020	516	22	0.00	20.922442	(3.24)	0.90	25.380937	(2.37)	0.00
12/31/2019	575	24	0.00	21.623739	30.31	0.90	25.996684	31.49	0.00
12/31/2018	452	25	1.41	16.594111	(14.35)	0.90	19.771082	(13.57)	0.00
JNL/Mellon Healthcare Sector Fund - Class I
12/31/2022	1,463	21	0.00	58.474499	(6.29)	0.90	72.250652	(5.43)	0.00
12/31/2021	1,722	24	0.00	62.396108	19.53	0.90	76.395475	20.61	0.00
12/31/2020	1,450	25	0.00	52.202867	16.87	0.90	63.342558	17.92	0.00
12/31/2019	1,306	26	0.00	44.669356	20.74	0.90	53.715813	21.83	0.00
12/31/2018	1,158	29	1.12	36.995367	4.30	0.90	44.089081	5.25	0.00
JNL/Mellon Information Technology Sector Fund - Class I
12/31/2022	1,242	28	0.00	37.168101	(32.37)	0.90	45.888803	(31.76)	0.00
12/31/2021	2,131	33	0.00	54.960746	32.49	0.90	67.249747	33.69	0.00
12/31/2020	1,779	38	0.00	41.483388	44.31	0.90	50.304096	45.61	0.00
12/31/2019	1,174	37	0.00	28.745994	47.16	0.90	34.545999	48.49	0.00
12/31/2018	789	38	0.60	19.533263	(1.28)	0.90	23.264101	(0.38)	0.00
JNL/Mellon International Index Fund - Class I
12/31/2022	1,554	55	0.52	23.948735	(14.68)	0.90	28.868382	(13.91)	0.00
12/31/2021	1,934	60	0.00	28.068222	9.80	0.90	33.531717	10.79	0.00
12/31/2020	1,699	60	3.65	25.563447	7.05	0.90	30.265774	8.02	0.00
12/31/2019	1,679	64	2.91	23.879242	20.48	0.90	28.018464	21.57	0.00
12/31/2018	1,440	67	3.44	19.820451	(14.44)	0.90	23.047751	(13.66)	0.00
JNL/Mellon Nasdaq® 100 Index Fund - Class I
12/31/2022	948	19	0.00	44.899564	(33.15)	0.90	50.203341	(32.57)	0.00
12/31/2021	1,573	21	0.00	67.160743	26.02	0.90	74.451341	27.16	0.00
12/31/2020	1,192	21	0.00	53.292352	47.11	0.90	58.548192	48.44	0.00
12/31/2019	681	17	0.00	36.225312	37.77	0.90	39.441379	39.01	0.00
12/31/2018	404	14	0.65	26.294567	(1.17)	0.90	28.372440	(0.27)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

33

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Mellon S&P 400 MidCap Index Fund - Class I
12/31/2022	1,514	26	0.00	50.416605	(14.04)	0.90	60.872411	(13.27)	0.00
12/31/2021	1,819	27	0.00	58.654218	23.42	0.90	70.185854	24.54	0.00
12/31/2020	1,515	28	0.00	47.522579	12.33	0.90	56.356113	13.34	0.00
12/31/2019	1,735	37	0.00	42.307526	24.75	0.90	49.722162	25.88	0.00
12/31/2018	1,525	41	1.07	33.914527	(12.07)	0.90	39.501135	(11.27)	0.00
JNL/Mellon S&P 500 Index Fund - Class I
12/31/2022	7,839	172	0.00	39.037937	(19.01)	0.90	47.121294	(18.28)	0.00
12/31/2021	9,493	171	0.00	48.198840	27.30	0.90	57.658944	28.45	0.00
12/31/2020	7,585	177	0.00	37.862723	17.05	0.90	44.888331	18.11	0.00
12/31/2019	6,583	182	1.68	32.347348	30.09	0.90	38.005950	31.26	0.00
12/31/2018	5,327	194	1.53	24.866297	(5.47)	0.90	28.954457	(4.61)	0.00
JNL/Mellon Small Cap Index Fund - Class I
12/31/2022	1,605	33	0.00	42.215713	(17.12)	0.90	50.923282	(16.38)	0.00
12/31/2021	2,120	37	0.00	50.936927	25.34	0.90	60.895485	26.47	0.00
12/31/2020	1,772	39	0.00	40.638426	10.17	0.90	48.148397	11.16	0.00
12/31/2019	1,583	39	0.00	36.888639	21.48	0.90	43.314038	22.58	0.00
12/31/2018	1,392	42	1.07	30.366413	(9.48)	0.90	35.336281	(8.66)	0.00
JNL/Mellon U.S. Stock Market Index Fund - Class I
12/31/2022	2,353	147	0.00	15.364154	(20.37)	0.90	16.110020	(19.65)	0.00
12/31/2021+	3,006	151	0.00	19.294372	11.63 ‡	0.90	20.050015	12.33 ‡	0.00
JNL/MFS Mid Cap Value Fund - Class I
12/31/2022	1,045	27	0.00	34.825151	(9.59)	0.90	40.835582	(8.76)	0.00
12/31/2021	1,329	31	0.00	38.520769	29.76	0.90	44.753977	30.93	0.00
12/31/2020	919	29	0.00	29.686905	3.20	0.90	34.181593	4.13	0.00
12/31/2019	865	28	0.00	28.767442	30.18	0.90	32.826207	31.36	0.00
12/31/2018	666	28	0.73	22.097523	(12.84)	0.90	24.989295	(12.05)	0.00
JNL/Neuberger Berman Strategic Income Fund - Class I
12/31/2022	8	1	0.00	12.073893	(11.40)	0.90	13.240643	(10.59)	0.00
12/31/2021	9	1	0.00	13.627541	2.09	0.90	14.809146	3.03	0.00
12/31/2020	21	1	0.00	13.348341	6.34	0.90	14.373329	7.31	0.00
12/31/2019	110	8	5.93	12.551978	8.63	0.90	13.394633	9.59	0.00
12/31/2018	15	1	2.45	11.554424	(2.97)	0.90	12.222171	(2.12)	0.00
JNL/PIMCO Real Return Fund - Class I
12/31/2022	537	30	0.00	15.934733	(12.30)	0.90	18.371573	(11.63)	0.00
12/31/2021	616	31	0.00	18.170138	4.87	0.90	20.790201	5.82	0.00
12/31/2020	641	35	0.00	17.326389	10.78	0.90	19.647166	11.78	0.00
12/31/2019	580	36	0.00	15.640379	7.74	0.90	17.576431	8.71	0.00
12/31/2018	567	38	0.91	14.517443	(2.83)	0.90	16.168318	(1.95)	0.00

+	The mutual fund's shares, as applicable, became available as follows for investment by the Investment Division: JNL/Mellon U.S. Stock Market Index Fund - Class I - April 26, 2021.
*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.
‡

Total return is calculated from the effective date through the end of the reporting period and is not annualized. The effective date is the date when the optional benefit in the variable account was elected by a contract owner.

See Notes to the Financial Statements.

34

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/PPM America High Yield Bond Fund - Class I
12/31/2022	882	28	0.00	26.403133	(12.30)	0.90	32.709335	(11.44)	0.00
12/31/2021	1,136	32	0.00	30.105320	5.15	0.90	36.934443	6.10	0.00
12/31/2020	1,062	33	0.00	28.631682	4.51	0.90	34.811798	5.45	0.00
12/31/2019	1,056	35	0.00	27.397339	13.89	0.90	33.012576	14.92	0.00
12/31/2018	886	35	5.46	24.056086	(5.86)	0.90	28.726802	(5.00)	0.00
JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
12/31/2022	347	14	0.00	21.723463	(14.47)	0.90	26.088164	(13.70)	0.00
12/31/2021	430	15	0.00	25.399097	29.61	0.90	30.229360	30.78	0.00
12/31/2020	391	19	0.00	19.596593	8.04	0.90	23.114490	9.02	0.00
12/31/2019+	362	19	1.92	18.138594	13.01	0.90	21.201657	14.03	0.00
12/31/2018	330	20	2.20	16.050018	(23.42)	0.90	18.592743	(22.73)	0.00
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
12/31/2022	11,337	310	0.00	32.042696	(8.58)	0.90	37.749335	(7.75)	0.00
12/31/2021	14,297	360	0.00	35.049251	25.62	0.90	40.922410	26.76	0.00
12/31/2020	11,998	384	0.00	27.900129	9.29	0.90	32.283466	10.28	0.00
12/31/2019+	11,963	422	2.89	25.528148	18.68	0.90	29.274158	19.76	0.00
12/31/2018	11,083	470	2.52	21.509312	(10.27)	0.90	24.444599	(9.46)	0.00
JNL/T. Rowe Price Established Growth Fund - Class I
12/31/2022	2,417	19	0.00	102.421556	(39.18)	0.90	131.361780	(38.63)	0.00
12/31/2021	4,174	21	0.00	168.410064	13.75	0.90	214.066195	14.78	0.00
12/31/2020	4,933	29	0.00	148.048068	36.27	0.90	186.498051	37.50	0.00
12/31/2019	3,650	29	0.00	108.646658	30.37	0.90	135.637346	31.54	0.00
12/31/2018	2,654	28	0.24	83.340017	(2.02)	0.90	103.111632	(1.13)	0.00
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
12/31/2022	2,465	12	0.00	170.760809	(22.53)	0.90	218.874132	(21.83)	0.00
12/31/2021	3,509	13	0.00	220.426636	12.23	0.90	280.004792	13.24	0.00
12/31/2020	3,228	14	0.00	196.408854	22.82	0.90	247.259865	23.93	0.00
12/31/2019	2,764	15	0.00	159.912747	30.66	0.90	199.511050	31.84	0.00
12/31/2018	2,178	16	0.00	122.385365	(3.03)	0.90	151.322890	(2.15)	0.00
JNL/T. Rowe Price Short-Term Bond Fund - Class I
12/31/2022	729	57	0.00	11.353640	(5.14)	0.90	13.085845	(4.29)	0.00
12/31/2021	689	51	0.00	11.969392	(0.99)	0.90	13.671974	(0.09)	0.00
12/31/2020	690	52	0.00	12.088965	3.34	0.90	13.684716	4.27	0.00
12/31/2019	570	45	0.00	11.698517	3.42	0.90	13.124065	4.36	0.00
12/31/2018	409	34	1.76	11.311478	0.59	0.90	12.576159	1.51	0.00
JNL/T. Rowe Price Value Fund - Class I
12/31/2022	2,044	35	0.00	49.665297	(12.05)	0.90	60.897649	(11.27)	0.00
12/31/2021	2,027	31	0.00	56.470855	28.76	0.90	68.631086	29.93	0.00
12/31/2020	1,480	29	0.00	43.857863	9.60	0.90	52.823413	10.59	0.00
12/31/2019	1,247	28	0.00	40.015637	25.39	0.90	47.763899	26.53	0.00
12/31/2018	1,033	29	1.54	31.911908	(10.12)	0.90	37.749733	(9.30)	0.00

+

On June 24, 2019, JNL/RAFI Fundamental U.S. Small Cap Fund and JNL/RAFI Multi-Factor U.S. Equity Fund completed the acquisition of JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, each a separate series in JNL Variable Fund LLC. JNL/MC S&P SMid 60 Fund and JNL/MC JNL 5 Fund, respectively, are considered the accounting survivors for financial reporting purposes, and as a result, the Financial Highlights reflects activity of the funds formerly in JNL Variable Fund LLC for periods prior to June 24, 2019.

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

35

Jackson National Separate Account IV
Financial Highlights
December 31, 2022
	Investment Division Data			Highest Expense Ratio			Lowest Expense Ratio
	Net Assets	Units Outstanding	Investment Income	Unit	Total	Ratio of	Unit	Total	Ratio of
Year ended	(in thousands)($)¥	(in thousands)¥	Ratio(%)*	Value($)§	Return(%)†	Expenses(%)^	Value($)§	Return(%)†	Expenses(%)^
JNL/Western Asset Global Multi-Sector Bond Fund - Class I
12/31/2022	103	10	0.00	10.025604	(6.35)	0.90	11.072767	(5.51)	0.00
12/31/2021	111	10	0.00	10.704927	(4.89)	0.90	11.717934	(4.03)	0.00
12/31/2020	109	9	10.62	11.254723	(7.28)	0.90	12.209588	(6.44)	0.00
12/31/2019	177	14	9.07	12.137802	0.39	0.90	13.049583	1.29	0.00
12/31/2018	228	19	0.00	12.091211	0.11	0.90	12.883027	1.02	0.00
JNL/William Blair International Leaders Fund - Class I
12/31/2022	745	23	2.04	26.649445	(25.56)	0.90	34.165935	(24.82)	0.00
12/31/2021	992	23	1.47	35.800393	5.53	0.90	45.448103	6.48	0.00
12/31/2020	752	19	2.18	33.925169	13.12	0.90	42.681721	14.15	0.00
12/31/2019	875	25	2.00	29.989560	27.37	0.90	37.392212	28.52	0.00
12/31/2018	755	28	2.35	23.545515	(15.61)	0.90	29.094474	(14.84)	0.00
JNL/WMC Balanced Fund - Class I
12/31/2022	1,637	19	0.00	70.506701	(14.46)	0.90	90.428964	(13.69)	0.00
12/31/2021	2,126	21	0.00	82.426026	17.98	0.90	104.773877	19.04	0.00
12/31/2020	1,893	23	0.00	69.866631	7.68	0.90	88.013589	8.65	0.00
12/31/2019	1,666	23	0.00	64.882959	20.75	0.90	81.003111	21.84	0.00
12/31/2018	1,475	24	1.74	53.732635	(4.02)	0.90	66.481517	(3.15)	0.00
JNL/WMC Global Real Estate Fund - Class I
12/31/2022	597	30	0.00	17.687244	(28.03)	0.90	20.722276	(27.38)	0.00
12/31/2021	841	30	0.00	24.575088	25.98	0.90	28.533350	27.12	0.00
12/31/2020	695	32	0.00	19.506481	(12.69)	0.90	22.445307	(11.90)	0.00
12/31/2019	875	36	0.00	22.342122	21.85	0.90	25.477831	22.95	0.00
12/31/2018	707	36	4.08	18.336155	(7.01)	0.90	20.722287	(6.17)	0.00
JNL/WMC Government Money Market Fund - Class I
12/31/2022	1,573	95	1.15	13.674090	0.41	0.90	17.533260	1.31	0.00
12/31/2021	1,331	82	0.04	13.618645	(0.86)	0.90	17.306135	0.04	0.00
12/31/2020	1,322	83	0.41	13.736969	(0.59)	0.90	17.300036	0.31	0.00
12/31/2019	1,532	96	2.00	13.818185	1.08	0.90	17.246411	2.00	0.00
12/31/2018	2,097	141	1.63	13.670165	0.72	0.90	16.908800	1.64	0.00
JNL/WMC Value Fund - Class I
12/31/2022	1,136	17	0.00	58.003823	(5.41)	0.90	69.516216	(4.56)	0.00
12/31/2021	1,366	20	0.00	61.323162	26.22	0.90	72.838495	27.36	0.00
12/31/2020	1,450	27	0.00	48.583551	0.92	0.90	57.189309	1.84	0.00
12/31/2019	1,488	28	0.00	48.138962	26.71	0.90	56.158254	27.86	0.00
12/31/2018	1,226	30	2.08	37.991305	(10.86)	0.90	43.923021	(10.05)	0.00

*

These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying Fund for the period indicated divided by the average net assets for the period indicated. In some instances, the investment income ratio may be rounded to 0.00% even though the Investment Division received dividend income from the Underlying Fund. The investment income ratio for Investment Divisions initially funded during the period presented have not been annualized.

§

For an Investment Division where no contract owner allocated net premiums during the period, the unit value represents the amount at which a contract owner could contribute to that Investment Division as of the respective period end.

†

Total return for period indicated, includes changes in the value of the underlying Fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expense assessed through the redemption of units, inclusion of these expenses in the calculation would result in a reduction in the total return presented. See Note 3 in the Notes to Financial Statements for additional detail on expenses. Total return for current Investment Divisions with activity for a portion of the year is calculated based on the total return of the underlying Fund for the year less expenses that are charged directly to that Investment Division of the Separate Account. Total return is not annualized if the Investment Division was initially added and funded or if the Investment Division was closed during the year.

^

Annualized contract expense of Investment Divisions of the Separate Account, consist primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Funds are excluded. If no contract owner elected to allocate net premiums to a specific Investment Division for the full period, the expense ratio or range of expense ratios represents the contractual expense ratio or range of expense ratios. Expense Ratios for the year ended 12/31/22 include only contract expense levels that had units issued or outstanding during the reporting period. For contracts with only one expense ratio, the ratio is presented only under the Highest Expense Ratio.

¥	Some investments have a net asset and ending units outstanding balance of less than one thousand due to rounding it is displayed as a zero.

See Notes to the Financial Statements.

36

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2022

NOTE 1. Organization

Jackson National Life Insurance Company (“Jackson”) established Jackson National Separate Account IV (the “Separate Account”) on June 14, 1997. The Separate Account commenced operations on March 8, 2004, and is a unit investment trust registered with the Securities Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended. The Separate Account is an Investment Company and follows accounting and reporting guidance under Financial Accounting Standards Board “FASB” Accounting Standards Codification (ASC) Topic 946 Financial Services – Investment Companies.

The Separate Account is a separate investment account of Jackson. Its assets legally belong to Jackson and the obligations under the contracts are the obligation of Jackson but are clearly identified and distinguished from Jackson's other assets and liabilities. The contract assets in the Separate Account are not chargeable with liabilities arising out of any other business Jackson may conduct.

The Separate Account receives and invests, based on the directions of the contract owners, net premiums for individual flexible premium variable annuity contracts issued by Jackson. The contracts can be purchased on a non-tax qualified basis or in connection with certain plans qualifying for favorable federal income tax treatment. The Separate Account contained sixty-two (62) Investment Divisions during 2022, and currently contains sixty-two (62) Investment Divisions as of December 31, 2022. These sixty-two (62) Investment Divisions each invested in shares of the following mutual funds (each a "Fund" and collectively the “Funds”) as of and during the year ended December 31, 2022:

JNL® Series Trust
JNL Moderate Growth Allocation Fund - Class I(1)	JNL/Loomis Sayles Global Growth Fund - Class I
JNL Multi-Manager Emerging Markets Equity Fund - Class I	JNL/Mellon Bond Index Fund - Class I
JNL Multi-Manager International Small Cap Fund - Class I	JNL/Mellon Communication Services Sector Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class I	JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I	JNL/Mellon Emerging Markets Index Fund - Class I
JNL/American Funds Balanced Fund - Class I	JNL/Mellon Energy Sector Fund - Class I
JNL/American Funds Capital World Bond Fund - Class I	JNL/Mellon Financial Sector Fund - Class I
JNL/American Funds Global Small Capitalization Fund - Class I	JNL/Mellon Healthcare Sector Fund - Class I
JNL/American Funds Growth-Income Fund - Class I	JNL/Mellon Information Technology Sector Fund - Class I
JNL/American Funds International Fund - Class I	JNL/Mellon International Index Fund - Class I
JNL/American Funds New World Fund - Class I	JNL/Mellon Nasdaq® 100 Index Fund - Class I
JNL/American Funds Washington Mutual Investors Fund - Class I	JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/AQR Large Cap Defensive Style Fund - Class I	JNL/Mellon S&P 500 Index Fund - Class I
JNL/BlackRock Global Allocation Fund - Class I	JNL/Mellon Small Cap Index Fund - Class I
JNL/BlackRock Global Natural Resources Fund - Class I	JNL/Mellon U.S. Stock Market Index Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I	JNL/MFS Mid Cap Value Fund - Class I
JNL/Causeway International Value Select Fund - Class I	JNL/Neuberger Berman Strategic Income Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I	JNL/PIMCO Real Return Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I	JNL/PPM America High Yield Bond Fund - Class I
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I	JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I	JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/First Sentier Global Infrastructure Fund - Class I	JNL/T. Rowe Price Established Growth Fund - Class I
JNL/Franklin Templeton Income Fund - Class I	JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A	JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/Harris Oakmark Global Equity Fund - Class I	JNL/T. Rowe Price Value Fund - Class I
JNL/Invesco Global Growth Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I	JNL/William Blair International Leaders Fund - Class I
JNL/JPMorgan Global Allocation Fund - Class I	JNL/WMC Balanced Fund - Class I
JNL/JPMorgan MidCap Growth Fund - Class I	JNL/WMC Global Real Estate Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I	JNL/WMC Government Money Market Fund - Class I
JNL/JPMorgan U.S. Value Fund - Class I	JNL/WMC Value Fund - Class I

(1) The Fund is a Fund of Funds advised by Jackson National Asset Management, LLC, (“JNAM”), an affiliate of Jackson and has no sub-adviser.

JNAM, a wholly-owned subsidiary of Jackson, serves as investment adviser for all the Funds and receives a fee for its services from each Fund.

The following Fund was sub-advised by an affiliate of Jackson during the year: JNL/PPM America High Yield Bond Fund.

37

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2022

During the year ended December 31, 2022, the following Funds changed names effective April 25, 2022:

Prior Fund Name	Current Fund Name	Reason For Change
JNL/Franklin Templeton Global Multisector Bond Fund - Class I	JNL/Western Asset Global Multi-Sector Bond Fund - Class I	Sub-Adviser Replacement
JNL/Invesco International Growth Fund - Class I	JNL/William Blair International Leaders Fund - Class I	Sub-Adviser Replacement

The net assets are affected by the investment results of each underlying mutual fund, and contract transactions are affected by contract owner directions and certain contract expenses. The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits.

A contract owner may choose from a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Net Assets if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and /or if a gain is realized by the contract owner during the free look period.

JNAM allocates purchase payments to Investment Divisions as instructed by the contract owner. Shares of the Investment Divisions are purchased at Net Asset Value, then converted into accumulation units. Certain transactions may be subject to conditions imposed by the underlying mutual funds, as well as those set forth in the contract.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

Investments. The Separate Account’s Investment Divisions’ investments in the corresponding Funds are stated at the closing net asset value (“NAV”) of the respective Fund, which estimates fair value. The average cost method is used in determining the cost of the shares sold on withdrawals by the Investment Divisions of the Separate Account. Investments in the Funds are recorded on trade date for financial reporting purposes. Realized gain distributions and dividend income distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as a gain or income to the Investment Divisions of the Separate Account on the ex-dividend date.

Federal Income Taxes. The operations of the Separate Account are taxed as part of the operations of Jackson, which is taxed as a “life insurance company” under the provisions of the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account. Therefore, no federal income tax provision is required. Taxes are generally the responsibility of the contract owner upon termination or withdrawal.

FASB ASC Topic 820, “Fair Value Measurement”. As of December 31, 2022, all of the Separate Account’s Investment Divisions’ investment in each of the corresponding Funds are valued at the daily reported net asset value (“NAV”) of the applicable underlying Fund. Investments in the underlying Funds are categorized as Level 1 within FASB ASC Topic 820 fair value hierarchy. On each valuation date, the NAV of each corresponding Fund is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open, at the close of the regular trading session of the NYSE (generally, 4:00 PM Eastern Time). The characterization of the underlying securities held by the Funds in accordance with FASB ASC Topic 820 differs from the characterization of the Separate Account’s Investment Divisions’ investment in the corresponding Funds. Although there can be no assurance, in general, the fair value of the investment is the amount the owner of such investment might reasonably expect to receive in an orderly transaction between market participants upon its current sale.

NOTE 3. Contract Charges

Under the term of the contracts, certain charges are allocated to the contract owner to compensate Jackson for providing the insurance benefits set forth in the contracts, administering the contracts, distributing the contracts, and assuming certain risks in connection with the contracts. These charges result in a reduction in contract unit value or redemptions of contract units.

38

Jackson National Separate Account IV

Notes to Financial Statements

December 31, 2022

Asset-based Charges. The following charges are assessed to the contract owner by a reduction in contract unit value:

Insurance Charges. Jackson deducts a daily contract charge from the net assets of the Separate Account equivalent to an annual rate of 0.15% to 0.90% for years 1 - 10, 0.0% to 0.25% for years 11 - 20, and 0.0% for years greater than 21 for the assumption of mortality and expense risks. The mortality risk assumed by Jackson is that the insured may receive benefits greater than those anticipated by Jackson. This charge is an expense of the Separate Account and is deducted daily from the net assets of the Separate Account. This is charged through the daily unit value calculation.

Transaction Charges. Contract premium payments are reflected net of the following charges paid:

Sales Charge. A basic sales charge is deducted from each premium payment received. This sales charge is not to exceed 6% of each premium in all years.

Premium Tax Charge. A premium tax charge in the amount of 2.5% is deducted from each premium payment.

Federal Tax Charge. A federal tax charge of 1.5% is deducted from each premium payment.

In addition to deductions for premium payments, cash value charges, if any, are assessed from the actual cash value of the contract. These charges are paid by redeeming units of the Separate Account held by the individual contract owner.

Cost of Insurance Charge. The cost of insurance varies with the amount of insurance, the insured’s age, sex, risk class, and duration of the contract.

Monthly Contract Charge. A monthly contract fee is assessed at $7.50 - $15 per month of contract years 1 - 10 and $7.50 - $8 per month thereafter.

Administrative Charge. An administrative charge of $0.05 - $0.30 per thousand of the specified death benefit (contract face value) will be assessed in the first 10 - 15 contract years, and $0.01 per thousand thereafter.

Optional Rider Charges. Types of optional riders include the following: Scheduled Term Insurance, Waiver of Monthly Deductions, Wavier of Specified Premium, Guaranteed Minimum Death Benefit, and Child Insurance Rider. For a full explanation of product optional riders please refer to the products prospectus.

Contract Owner Charges. The following charges are assessed to the contract owner by redemption of contract units outstanding:

Transfer Charge. A transfer charge of $25 will apply to transfers made by contract owners between the Investment Divisions in excess of 15 transfers in a contract year. Contract year is defined as the succeeding twelve months from the contract issue date. Jackson may waive the transfer charge in connection with pre-authorized automatic transfer programs, or in those states where a lesser charge is required. This charge will be deducted from the amount transferred prior to the allocation to a different Investment Division.

Re-Underwriting Charge. If a transaction under a contract requires underwriting approval after the commencement date, a charge of $25 is deducted.

Illustration Charge. One personalized illustration is free of charge each contract year. A fee of $25 (to be paid separately) will be assessed for any additional illustration requests during the contract year.

Surrender Charges. During the first nine contract years, certain contracts include a provision for a charge upon the surrender, partial surrender or increase in the specified death benefit of the contract. The amount assessed under the contract terms, if any, depends upon the specified rate associated with the particular contract. The rate is determined based on a number of factors, including the insured’s age, sex, underwriting risk classification, and the contract year of surrender. The surrender charges are assessed by Jackson and withheld from the proceeds of withdrawals.

NOTE 4. Related Party Transactions

Contract owners may, with certain restrictions, transfer their assets between the Separate Account and a fixed dollar contract (fixed account) maintained in the accounts of Jackson. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Separate Account to the fixed account are included in transfers between investment divisions, and fund exchanges from the fixed account to the Separate Account are included in purchase payments, as applicable, on the accompanying Statements of Changes in Net Assets.

NOTE 5. Subsequent Events

Management has evaluated subsequent events for the Separate Account through the date the financial statements were issued and has concluded there are no events that require adjustments to the financial statements or disclosure in the notes.

39

KPMG LLP
Aon Center Suite 5500
200 E. Randolph Street Chicago, IL 60601-6436

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Jackson National Life Insurance Company and Contract Owners of Jackson National Separate Account IV:

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Investment Divisions listed in the Appendix that comprise the Jackson National Separate Account IV (the Separate Account) as of the date listed in the Appendix, the related statements of operations for the year or period listed in the Appendix, changes in net assets for the years or periods listed in the Appendix, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each Investment Division as of the date listed in the Appendix, the results of their operations for the year or period listed in the Appendix, the changes in their net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2022, by correspondence with the transfer agent of the underlying mutual funds or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Jackson National Life Insurance Company’s Separate Accounts since 1999.

Chicago, Illinois
March 27, 2023

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with
KPMG International Limited, a private English company limited by guarantee.

Appendix

Statements of assets and liabilities as of December 31, 2022, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

JNL Multi-Manager Emerging Markets Equity Fund - Class I
JNL Multi-Manager Small Cap Growth Fund - Class I
JNL Multi-Manager Small Cap Value Fund - Class I
JNL/American Funds Balanced Fund - Class I
JNL/American Funds Capital World Bond Fund - Class I
JNL/American Funds Global Small Capitalization Fund - Class I
JNL/American Funds Growth-Income Fund - Class I
JNL/American Funds International Fund - Class I
JNL/American Funds New World Fund - Class I
JNL/American Funds Washington Mutual Investors Fund - Class I
JNL/BlackRock Global Allocation Fund - Class I
JNL/BlackRock Global Natural Resources Fund - Class I
JNL/BlackRock Large Cap Select Growth Fund - Class I
JNL/Causeway International Value Select Fund - Class I
JNL/DFA U.S. Core Equity Fund - Class I
JNL/DoubleLine Core Fixed Income Fund - Class I
JNL/DoubleLine Emerging Markets Fixed Income Fund - Class I
JNL/Fidelity Institutional Asset Management Total Bond Fund - Class I
JNL/First Sentier Global Infrastructure Fund - Class I
JNL/Franklin Templeton Income Fund - Class I
JNL/Goldman Sachs 4 Fund - Class A
JNL/Harris Oakmark Global Equity Fund - Class I
JNL/Invesco Global Growth Fund - Class I
JNL/Invesco Small Cap Growth Fund - Class I
JNL/JPMorgan Global Allocation Fund - Class I
JNL/JPMorgan MidCap Growth Fund - Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund - Class I
JNL/JPMorgan U.S. Value Fund - Class I
JNL/Loomis Sayles Global Growth Fund - Class I
JNL/Mellon Bond Index Fund - Class I
JNL/Mellon Communication Services Sector Fund - Class I
JNL/Mellon Consumer Discretionary Sector Fund - Class I
JNL/Mellon Emerging Markets Index Fund - Class I
JNL/Mellon Energy Sector Fund - Class I
JNL/Mellon Financial Sector Fund - Class I
JNL/Mellon Healthcare Sector Fund - Class I
JNL/Mellon Information Technology Sector Fund - Class I
JNL/Mellon International Index Fund - Class I

JNL/Mellon Nasdaq® 100 Index Fund - Class I
JNL/Mellon S&P 400 MidCap Index Fund - Class I
JNL/Mellon S&P 500 Index Fund - Class I
JNL/Mellon Small Cap Index Fund - Class I
JNL/MFS Mid Cap Value Fund - Class I
JNL/Neuberger Berman Strategic Income Fund - Class I
JNL/PIMCO Real Return Fund - Class I
JNL/PPM America High Yield Bond Fund - Class I
JNL/RAFI Fundamental U.S. Small Cap Fund - Class I
JNL/RAFI Multi-Factor U.S. Equity Fund - Class I
JNL/T. Rowe Price Established Growth Fund - Class I
JNL/T. Rowe Price Mid-Cap Growth Fund - Class I
JNL/T. Rowe Price Short-Term Bond Fund - Class I
JNL/T. Rowe Price Value Fund - Class I
JNL/Western Asset Global Multi-Sector Bond Fund - Class I(1)
JNL/William Blair International Leaders Fund - Class I(1)
JNL/WMC Balanced Fund - Class I
JNL/WMC Global Real Estate Fund - Class I
JNL/WMC Government Money Market Fund - Class I
JNL/WMC Value Fund - Class I

Statements of assets and liabilities as of December 31, 2022, and the related statements of operations for the year ended December 31, 2022 and changes in net assets for the year ended December 31, 2022 and for the period from April 26, 2021 (inception) to December 31, 2021.

JNL Moderate Growth Allocation Fund - Class I
JNL Multi-Manager International Small Cap Fund - Class I
JNL/AQR Large Cap Defensive Style Fund - Class I
JNL/Mellon U.S. Stock Market Index Fund - Class I

(1) See Note 1 to the financial statements for the former name of the Investment Division.
2

Jackson National Life Insurance Company
and Subsidiaries

Consolidated Financial Statements

December 31, 2022

Report of Independent Registered Public Accounting Firm

To the Shareholder and Board of Directors
Jackson National Life Insurance Company:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Jackson National Life Insurance Company and subsidiaries (the Company) as of December 31, 2022 and 2021, the related consolidated income statements and statements of comprehensive income (loss), equity, and cash flows for each of the years in the three-year period ended December 31, 2022, and the related notes and financial statement schedules I, III, IV and V (collectively, the consolidated financial statements). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2022, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the consolidated financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Liability for future policy benefits for certain variable annuity guarantees

As disclosed in Notes 6 and 10 to the consolidated financial statements, variable annuity contracts issued by the Company offer guaranteed minimum death benefits (GMDBs) and guaranteed minimum withdrawal benefits (GMWBs). The non-life contingent component of a GMWB is considered an embedded derivative and reported at fair value. The liability for GMDBs is measured in accordance with the measurement guidance for insurance benefits. The Company estimates the liability for the GMDBs and fair value of embedded derivatives for the non-life contingent component of the GMWBs (GMWB embedded derivatives) using subjective judgments related to capital market assumptions, as well as actuarially determined assumptions related to expectations of future policyholder behavior. The Company regularly evaluates and updates these assumptions if actual experience or other evidence suggests that earlier assumptions should be revised. As of December 31, 2022, the fair value of the GMWB embedded derivatives was a net asset estimated to be $2,154 million and the liability for the GMDBs was estimated to be $2,209 million. These balances are reported within reserves for future policy benefits and claims payable in the Company’s consolidated balance sheets.

We identified the evaluation of certain assumptions used to estimate the value of the GMWB embedded derivatives and the liability for the GMDBs as a critical audit matter. Due to the significant measurement uncertainty, this evaluation involved subjective auditor judgment and required specialized skills and knowledge related to the assumptions for mortality, benefit utilization, lapse (collectively, the actuarially- derived assumptions for GMWB embedded derivatives), fair value discount rates for GMWB embedded derivatives, and the assumptions for mortality, lapse, fund performance, and GMDB discount rates for the liability for the GMDBs (collectively, the GMDB assumptions).

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals, we evaluated the design and tested the operating effectiveness of certain internal controls, including controls related to the development of the actuarially-derived assumptions for the GMWB embedded derivatives and GMDB assumptions. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the Company’s estimate of the fair value discount rates for the GMWB embedded derivatives, which included assessing the methodology and assumptions utilized by the Company to develop the assumptions for fair value discount rates by developing independent discount rate curves and comparing them to those used by the Company. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•Evaluating the consistency of the Company’s methodology for determining the actuarially-derived assumptions for the GMWB embedded derivatives and the GMDB assumptions for compliance with generally accepted actuarial standards

•Comparing the actuarially-derived assumptions for the GMWB embedded derivatives and the GMDB assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of assumptions where deviations from Company experience or market trends were identified

•Testing the Company’s estimate of the GMWB embedded derivatives and the liability for the GMDBs by recalculating the estimated reserve for a selection of policies using management’s assumptions and comparing the results to the Company’s estimates.

Amortization of deferred acquisition costs

As discussed in Note 7 to the consolidated financial statements, for the year ended December 31, 2022, the Company reported amortization of deferred acquisition costs of $(1,743) million. A substantial portion of this amortization and the unamortized DAC balance as of December 31, 2022, relates to variable annuity contracts, including contracts with guaranteed benefit riders, which is amortized into income in proportion to estimated gross profits of the relevant contracts. Assumptions impacting estimated future gross profits used in the calculation of the amortization of deferred acquisition costs included but are not limited to policyholder behavior assumptions, mortality rates, investment returns and projected hedging costs. The Company regularly evaluates and updates these assumptions, causing adjustments to the estimated gross profits, if actual experience or other evidence suggests that earlier assumptions should be revised.

We identified the evaluation of certain assumptions used to estimate gross profits used in the amortization of deferred acquisition costs for variable annuity contracts as a critical audit matter. Specifically, a high degree of subjective auditor judgement, as well as specialized skills and industry knowledge, were required in evaluating certain assumptions, including mortality, lapse, benefit utilization rates, investment returns, and projected hedging costs, collectively defined as assumptions.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals with specialized skills and industry knowledge, we evaluated the design and tested the operating effectiveness of certain internal controls over the Company’s development and selection of assumptions used to estimate future gross profits. We involved actuarial professionals with specialized skills and industry knowledge, who assisted in:

•Evaluating the consistency with prior periods of the Company’s methodology for estimating assumptions.

•Comparing the assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of the assumptions where deviations from Company experience or market trends were identified.

•Testing the application of the Company’s estimation of gross profits used in the amortization of deferred acquisition costs and confirming the use of the Company’s assumptions by recalculating the estimates of future gross profits for a selection of policies and comparing the results to the Company’s estimates.

Disclosure of the expected transition date impact on total equity from the adoption of ASU 2018-12

As discussed in Note 2 to the consolidated financial statements, the Company disclosed the expected transition date impact of the adoption of ASU 2018-12: Financial Services - Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts (the standard). The Company will adopt the standard effective January 1, 2023, with transition date of January 1, 2021, using the modified retrospective transition method, except for market risk benefits for which the Company will apply a full retrospective transition approach. At transition, the standard requires the Company to measure certain insurance benefits as market risk benefits at fair value. Additionally, at transition the liability for future policy benefits will be measured using a discount rate that is based on the current upper-medium grade fixed- income instrument yield. The Company estimates the impact from the adoptions will result in a decrease of approximately $3 billion in the Company’s total equity at the transition date of January 1, 2021, a portion of which relates to market risk benefits.

We identified the assessment of the disclosure of the Company’s expected transition date impact on total equity related to the assumptions, specifically the discount rate and cash flow assumptions (mortality, benefit utilization, lapse, and fund performance) (collectively, the assumptions), used to estimate the fair value of market risk benefits as a critical audit matter. There was a high degree of auditor effort and subjective auditor judgement involved in the evaluation of the assumptions used to estimate the transition date fair value of market risk benefits assets and liabilities. Evaluation of the assumptions required valuation and actuarial professionals with specialized skills and knowledge.

The following are the primary procedures we performed to address this critical audit matter. With the assistance of actuarial professionals, we evaluated the design and tested the operating effectiveness of certain internal contracts over the Company’s process to estimate the transition date impact, including controls related to the development of the cash flow assumptions. We involved valuation professionals with specialized skills and knowledge who assisted in evaluating the Company’s estimate of the transition date discount rate, which included assessing the methodology and assumptions utilized by the Company to develop the discount rate assumptions for market risk benefits by developing independent discount rate curves and comparing them to those used by the Company. We involved actuarial professionals with specialized skills and knowledge who assisted in evaluating the Company’s estimate of the transition date fair value for market risk benefits, which included:

•Evaluating the Company’s methodology for determining cash flow assumptions used to estimate the transition date fair value of market risk benefits for compliance with generally accepted actuarial standards.

•Comparing the cash flow assumptions with the Company’s emerging experience or market trends and evaluating the reasonableness of these assumptions where deviations from Company experience or market trends were identified.

•Assessing the reasonableness of the Company’s fair value estimate for a selection of policies with market risk benefits by recalculating the Fair value and comparing to the Company’s estimate.

/s/ KPMG LLP

We have served as the Company’s auditor since 1999.

Chicago, Illinois
March 24, 2023

Jackson National Life Insurance Company and Subsidiaries
Consolidated Balance Sheets
(in millions, except for share data)

	December 31,
	2022	2021
Assets
Investments:
Debt Securities, available-for-sale, net of allowance for credit losses of $23 and $9 at December 31, 2022 and 2021, respectively (amortized cost: 2022 $48,198; 2021 $49,132)	$41,913	$51,289
Debt Securities, at fair value under fair value option	159	164
Equity securities, at fair value	359	257
Mortgage loans, net of allowance for credit losses of $95 and $94 at December 31, 2022 and 2021, respectively	10,967	11,482
Mortgage loans, at fair value under fair value option	582	—
Policy loans (including $3,419 and $3,467 at fair value under the fair value option at December 31, 2022 and 2021, respectively)	4,376	4,474
Freestanding derivative instruments	1,270	1,417
Other invested assets	2,817	2,620
Total investments	62,443	71,703
Cash and cash equivalents	3,934	1,799
Accrued investment income	501	496
Deferred acquisition costs	13,407	14,246
Reinsurance recoverable, net of allowance for credit losses of $15 and $12 at December 31, 2022 and 2021, respectively	29,670	33,169
Deferred income taxes, net	315	909
Receivables from affiliates	179	197
Other assets	734	652
Separate account assets	195,906	248,949
Total assets	$307,089	$372,120
Liabilities and Equity
Liabilities
Reserves for future policy benefits and claims payable	$14,255	$18,654
Other contract holder funds	57,986	58,494
Funds withheld payable under reinsurance treaties (including $3,582 and $3,639 at fair value under the fair value option at December 31, 2022 and 2021, respectively)	22,957	29,007
Long-term debt	470	494
Repurchase agreements and securities lending payable	1,045	1,586
Collateral payable for derivative instruments	689	913
Freestanding derivative instruments	2,065	41
Other liabilities	1,668	1,946
Separate account liabilities	195,906	248,949
Total liabilities	297,041	360,084
Commitments, Contingencies, and Guarantees (Note 14)
Equity
Common stock, $1.15 par value; authorized 50,000 shares; issued and outstanding 12,000 shares	14	14
Additional paid-in capital	5,364	5,964
Accumulated other comprehensive income (loss), net of tax expense (benefit) of $(652) in 2022 and $194 in 2021	(5,311)	1,890
Retained earnings	9,981	4,168
Total shareholder's equity	10,048	12,036
Total liabilities and equity	$307,089	$372,120

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Income Statements
(in millions)

	For the Years Ended December 31,
	2022	2021	2020
Revenues
Fee income	$7,671	$7,994	$6,840
Premiums	109	122	157
Net investment income	2,720	3,140	2,836
Net gains (losses) on derivatives and investments	3,856	(2,480)	(6,454)
Other income	84	93	64
Total revenues	14,440	8,869	3,443

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	2,263	949	1,313
Interest credited on other contract holder funds, net of deferrals and amortization	855	827	1,293
Interest expense	37	22	44
Operating costs and other expenses, net of deferrals	2,333	2,689	1,200
Cost of reinsurance	—	—	2,520
Amortization of deferred acquisition costs	1,743	519	(534)
Total benefits and expenses	7,231	5,006	5,836
Pretax income (loss)	7,209	3,863	(2,393)
Income tax expense (benefit)	1,396	616	(841)
Net income (loss)	5,813	3,247	(1,552)

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Comprehensive Income (Loss)
(in millions)

	For the Years Ended December 31,
	2022	2021	2020

Net income (loss)	$5,813	$3,247	$(1,552)

Other comprehensive income (loss), net of tax:
Change in unrealized appreciation (depreciation) on securities with no credit impairment net of tax expense (benefit) of: $(844), $(571), and $413 for the years ended December 31, 2022, 2021 and 2020, respectively	(7,199)	(2,073)	1,417
Change in unrealized appreciation (depreciation ) on securities with credit impairment, net of tax expense (benefit) of: $(1), $1, and $1 for the years ended December 31, 2022, 2021 and 2020, respectively	(2)	3	4
Total other comprehensive income (loss)	(7,201)	(2,070)	1,421
Comprehensive income (loss)	$(1,388)	$1,177	$(131)

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Equity
(in millions)

					Accumulated
		Additional	Shares	Equity	Other		Total
	Common	Paid-In	Held In	Compensation	Comprehensive	Retained	Shareholder's
	Stock	Capital	Trust	Reserve	Income (Loss)	Earnings	Equity
Balances as of December 31, 2019	$14	$4,088	$(4)	$—	$2,539	$2,528	$9,165

Net income (loss)	—	—	—	—	—	(1,552)	(1,552)
Change in unrealized investment gains and losses, net of tax	—	—	—	—	1,421	—	1,421
Change in accounting principle, net of tax		—	—	—	—	(55)	(55)
Capital contribution	—	500	—	—	—	—	500
Shares acquired at cost	—	—	(18)	—	—	—	(18)
Shares distributed at cost	—	—	18	—	—	—	18
Reserve for equity compensation plans	—	—	—	8	—	—	8
Balances as of December 31, 2020	$14	$4,588	$(4)	$8	$3,960	$921	$9,487

Net income (loss)	—	—	—	—	—	3,247	3,247
Change in unrealized investment gains and losses, net of tax	—	—	—	—	(2,070)	—	(2,070)
Capital contribution	—	1,375	—	—	—	—	1,375
Shares sold in connection with demerger	—	1	4	—	—	—	5
Reserve for equity compensation plans	—	—	—	(8)	—	—	(8)
Balances as of December 31, 2021	$14	$5,964	$—	$—	$1,890	$4,168	$12,036

Net income (loss)	—	—	—	—	—	5,813	5,813
Change in unrealized investment gains and losses, net of tax	—	—	—	—	(7,201)	—	(7,201)
Return of capital	—	(600)	—	—	—	—	(600)
Balances as of December 31, 2022	$14	$5,364	$—	$—	$(5,311)	$9,981	$10,048

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows
(in millions)

	Years Ended December 31,
	2022	2021	2020
Cash flows from operating activities:
Net income (loss)	$5,813	$3,247	$(1,552)

Adjustments to reconcile net income to net cash provided by operating activities:
Net realized losses (gains) on investments	355	(181)	(373)
Net losses (gains) on derivatives	(2,025)	2,640	7,267
Net losses (gains) on funds withheld reinsurance treaties	(2,186)	21	(440)
Interest credited on other contract holder funds, gross	855	827	1,296
Mortality, expense and surrender charges	(530)	(553)	(593)
Amortization of discount and premium on investments	13	58	56
Deferred income tax expense (benefit)	1,438	697	(776)
Share-based compensation expense	118	94	44
Cash received (paid to) from reinsurance transaction	—	—	(32)
Change in:
Accrued investment income	(5)	58	35
Deferred acquisition costs	1,119	(270)	(1,503)
Funds withheld, net of reinsurance	(402)	(757)	792
Other assets and liabilities, net	84	(993)	(476)
Net cash provided by (used in) operating activities	4,647	4,888	3,745

Cash flows from investing activities:
Sales, maturities and repayments of:
Debt securities	11,525	18,865	29,697
Equity securities	71	35	82
Mortgage loans	1,695	1,747	1,201
Purchases of:
Debt securities	(11,030)	(13,445)	(27,851)
Equity securities	(246)	(114)	(115)
Mortgage loans	(1,816)	(2,427)	(2,189)
Settlements related to derivatives and collateral on investments	(673)	(4,837)	(5,321)
Other investing activities	111	(355)	(38)
Net cash provided by (used in) investing activities	(363)	(531)	(4,534)

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Consolidated Statements of Cash Flows (continued)
(in millions)

	Years Ended December 31,
	2022	2021	2020
Cash flows from financing activities:
Policyholders' account balances:
Deposits	18,456	20,130	19,604
Withdrawals	(25,144)	(28,688)	(23,060)
Net transfers to separate accounts	5,685	2,664	2,560
Proceeds from (payments on) repurchase agreements and securities lending	(541)	473	1,100
Net proceeds from (payments on) Federal Home Loan Bank notes	—	(380)	80
Net proceeds from (payments on) debt	(5)	10	14
Disposition of shares held in trust at cost, net	—	5	—
Capital contribution from (return of capital to) Parent	(600)	1,375	500
Net cash provided by (used in) financing activities	(2,149)	(4,411)	798

Net increase (decrease) in cash and cash equivalents	2,135	(54)	9

Cash and cash equivalents, at beginning of period	1,799	1,853	1,844
Total cash and cash equivalents, at end of period	$3,934	$1,799	$1,853

Supplemental cash flow information
Income taxes paid (received)	$(2)	$(390)	$(4)
Interest paid	$37	$21	$26

Non-cash investing activities
Debt securities acquired from exchanges, payments-in-kind, and similar transactions	$504	$369	$417
Other invested assets acquired from stock splits and stock distributions	$88	$99	$4

See Notes to Consolidated Financial Statements.

Jackson National Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements

1.    Business and Basis of Presentation

Jackson National Life Insurance Company (the “Company” or “Jackson”) is wholly owned by Brooke Life Insurance Company (“Brooke Life” or the “Parent”), which is wholly owned by Jackson Financial Inc. (“Jackson Financial”). Jackson Financial, a Delaware corporation, was a majority-owned subsidiary of Prudential plc (“Prudential”), London, England. As described below under "Other," Jackson Financial's demerger from Prudential was completed on September 13, 2021 ("Demerger"), and Jackson Financial is a stand-alone U.S. public company.

Jackson, together with its New York life insurance subsidiary, is licensed to sell group and individual annuity products (including immediate, registered index-linked, deferred fixed, fixed index and variable annuities) and individual life insurance products, including variable universal life, in all 50 states and the District of Columbia. Jackson also participates in the institutional products market through the issuance of guaranteed investment contracts (“GICs”), funding agreements and medium term note funding agreements.

The Consolidated Financial Statements include accounts, after the elimination of intercompany accounts and transactions, of the following:
•    Life insurers: Jackson and its wholly owned subsidiaries Jackson National Life Insurance Company of New York (“JNY”), Squire Reassurance Company LLC (“Squire Re”), Squire Reassurance Company II, Inc. (“Squire Re II”) and VFL International Life Company SPC, LTD;
•    Indirect wholly-owned broker-dealer, subsidiary, Jackson National Life Distributors, LLC;
•    Indirect, wholly-owned investment management and investment advisor subsidiary, Jackson National Asset Management, LLC;
•    PGDS (US One) LLC (“PGDS”), an indirect wholly-owned subsidiary that provides certain services to Jackson and certain current and former affiliates;
•    Other insignificant wholly owned subsidiaries; and
•    Other insignificant partnerships, limited liability companies and variable interest entities (“VIEs”) in which Jackson is deemed the primary beneficiary.
Other

On August 6, 2021, Jackson Financial's Class A Common Stock was registered on a Form 10 registration statement ("Form 10") filed with the U.S. Securities and Exchange Commission (the "SEC") and became effective under the Securities Exchange Act of 1934, as amended. The demerger transaction described in the Form 10 was consummated on September 13, 2021. As of December 31, 2022, Prudential retained 9.2% share ownership of Jackson Financial.

On June 18, 2020, the Company announced that it had entered into a funds withheld coinsurance agreement with Athene Life Re Ltd. (“Athene”) effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed index annuity product liabilities in exchange for a $1.2 billion ceding commission (the "Athene Reinsurance Agreement").

In addition, Jackson Financial entered into an investment agreement with Athene, pursuant to which Athene invested $500 million of capital in return for a 9.9% voting interest corresponding to a 11.1% economic interest in Jackson Financial. In August 2020, Jackson Financial made a $500 million capital contribution to Jackson. As of December 31, 2022, Athene beneficially owned 1.9% of Jackson Financial's outstanding shares.

We continue to monitor developments related to the COVID-19 pandemic. The COVID-19 pandemic caused significant economic and financial turmoil in the United States ("U.S.") and around the world. There has been a steady resumption of activity during 2022; however, at this time it is not possible to estimate the long-term effectiveness of any therapeutic treatments and vaccines for COVID-19, or their efficacy with respect to current or future variants or mutations of COVID-19, or the longer-term effects that the COVID-19 pandemic could have on our business. The extent to which the COVID-19 pandemic impacts our business, results of operations, financial condition and cash flows will depend on future developments that are highly uncertain and cannot be predicted. The Company implemented business continuity plans that already were in place to ensure the availability of services for our customers, work at home capabilities for our associates, where appropriate, and other ongoing risk management activities. The Company had associates, as needed or voluntarily, in our offices during this time, as permitted by local and state restrictions. The Company rolled out a broader “return to office plan” for all associates, and since September 2022, required some associates to return to the office five days a week. Associates below director level remain on an “office-centric” hybrid schedule between in-office and remote working arrangements.

Basis of Presentation

The accompanying Consolidated Financial Statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Intercompany accounts and transactions have been eliminated upon consolidation. Certain amounts in the 2021 Notes to Consolidated Financial Statements have been reclassified to conform to the 2022 presentation.

Use of Estimates

The preparation of the Consolidated Financial Statements in conformity with GAAP requires the use of estimates and assumptions about future events that affect the amounts reported in the Consolidated Financial Statements and the accompanying notes. Significant estimates or assumptions, as further discussed in the notes, include:

•Valuation of investments and derivative instruments, including fair values of securities deemed to be in an illiquid market and the determination of when an impairment is necessary;
•Assessments as to whether certain entities are variable interest entities, the existence of reconsideration events and the determination of which party, if any, should consolidate the entity;
•Assumptions impacting estimated future gross profits, including policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates, used in the calculation of amortization of deferred acquisition costs;
•Assumptions used in calculating policy reserves and liabilities, including policyholder behavior, mortality rates, expenses, investment returns and policy crediting rates;
•Assumptions as to future earnings levels being sufficient to realize deferred tax benefits;
•Estimates related to expectations of credit losses on certain financial assets and off-balance sheet exposures;
•Assumptions and estimates associated with the Company’s tax positions, including an estimate of the dividends received deduction, which impact the amount of recognized tax benefits recorded by the Company; and
•Assumptions used in calculating the value of guaranteed benefits.

These estimates and assumptions are based on management’s best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors deemed appropriate. As facts and circumstances dictate, these estimates and assumptions may be adjusted. Since future events and their effects cannot be determined with precision, actual results could differ significantly from these estimates. Changes in estimates, including those resulting from continuing changes in the economic environment, will be reflected in the Consolidated Financial Statements in the periods the estimates are changed.

Revision of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in the line items of the Consolidated Balance Sheets and Consolidated Income Statements. These errors resulted in the revision of balances and amounts related to deferred sales inducement assets, liabilities for certain life-contingent annuities, sub-advisor fee expenses, and other operating expense items that impacted previously issued Consolidated Financial Statements. The impact of these errors to the current and the prior periods' Consolidated Financial Statements were not considered to be material and had no impact on shareholder's equity or net income (loss). However, to improve the consistency and comparability of the financial statements, management revised the financial statements and related disclosures in this Annual Report. See Note 22 to the Notes to Consolidated Financial Statements for details of the revisions.

2.    Summary of Significant Accounting Policies

The following table identifies our significant accounting policies presented in other Notes to Consolidated Financial Statements:

Investments	Note 4
Derivatives and Hedge Accounting	Note 5
Fair Value Measurements	Note 6
Deferred Acquisition Costs	Note 7
Reinsurance	Note 8
Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds	Note 9
Certain Nontraditional Long-Duration Contracts and Variable Annuity Guarantees	Note 10
Long-Term Debt	Note 11
Income Taxes	Note 13
Commitments, Contingencies, and Guarantees	Note 14
Share-Based Compensation	Note 16
Accumulated Other Comprehensive Income (Loss)	Note 21

Other Significant Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase.

Revenue and Expense Recognition

Premiums for traditional life insurance are reported as revenues when due. Benefits, claims and expenses are associated with earned revenues in order to recognize profit over the lives of the contracts. This association is accomplished through provisions for future policy benefits and the deferral and amortization of certain acquisition costs.

Deposits on interest-sensitive life products and investment contracts, principally deferred annuities and guaranteed investment contracts, are treated as policyholder deposits and excluded from revenue. Revenues consist primarily of investment income and charges assessed against the account value for mortality charges, surrenders, variable annuity benefit guarantees and administrative expenses. Fee income also includes revenues related to asset management fees and certain service fees. Surrender benefits are treated as repayments of the policyholder account. Annuity benefit payments are treated as reductions to the policyholder account. Death benefits in excess of the policyholder account are recognized as an expense when incurred. Expenses consist primarily of the interest credited to policyholder deposits. Direct acquisition expenses are associated with gross profit in order to recognize profit over the life of the business. This is accomplished through deferral and amortization of acquisition costs. Expenses not related to policy acquisition are recognized when incurred.

Changes in Accounting Principles – Adopted in Current Year

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, “Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” The new guidance provides optional expedients for applying GAAP to contracts and other transactions affected by reference rate reform and is effective for contract modifications made between March 12, 2020 and December 31, 2022. If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform. The practical expedient allowed by this standard was elected and is being applied prospectively by the Company as reference rate reform unfolds. The contracts modified to date met the criteria for the practical expedient and therefore had no material impact on the Company’s Consolidated Financial Statements. In December 2022, the FASB issued ASU 2022-06, “Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848” which defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments are effective for all entities as of December 21, 2022. The Company will continue to evaluate the impacts of reference rate reform on contract modifications and other transactions through December 31, 2024.

Changes in Accounting Principles – Issued but Not Yet Adopted

In August 2018, the FASB issued ASU 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts,” which includes changes to the existing recognition, measurement, presentation and disclosure requirements for long-duration contracts issued by an insurance entity. ASU 2018-12 is effective for fiscal years beginning after December 15, 2022.

The amendments in ASU 2018-12 contain four significant changes:
1.Market risk benefits: market risk benefits, a new term for certain contracts or features that provide for potential benefits in addition to the account balance which expose the Company to other than nominal market risk (for example, certain guaranteed benefits on annuity contracts, including guaranteed minimum withdrawal benefits and guaranteed minimum death benefits on variable annuities), will be measured at fair value. Changes in fair value will be recorded and presented separately within the income statement, with the exception of changes in fair value due to instrument-specific credit risk, which will be recognized in other comprehensive income (loss) (“OCI”). See Note 10 to Consolidated Financial Statements for more information regarding guaranteed benefits;

2.    Deferred acquisition costs: deferred acquisition costs (“DAC”) will be amortized on a constant-level basis, independent of profitability on the underlying business;

3.    Liability for future policy benefits: annual review and, if necessary, update of cash flow assumptions used to measure the liability for future policy benefits for nonparticipating traditional and limited-payment insurance contracts will be required. These liabilities will be discounted using an upper-medium grade fixed income instrument yield which will be updated quarterly, with related changes in the liability recognized in OCI; and

4.    Enhanced disclosures: enhanced disclosures, including disaggregated roll-forwards of certain balance sheet accounts that provide information about actual and expected cash flows, as well as information about significant inputs, judgments, assumptions and methods used in measurement, will be required. The enhanced disclosures are intended to improve the ability of users of the financial statements to evaluate the timing, amount, and uncertainty of cash flows arising from long-duration contracts.

The Company will adopt the standard effective January 1, 2023, with a transition date of January 1, 2021, using a modified retrospective approach, except for market risk benefits for which we will apply a full retrospective transition approach. Under the modified retrospective approach, the Company will apply the guidance to contracts in force on the transition date on the basis of their existing carrying value, using updated future cash flow assumptions, and eliminate certain related amounts in accumulated other comprehensive income (loss) (“AOCI”). Under the full retrospective transition approach, the Company will apply the guidance as of the earliest period presented, using actual historical experience information as of contract inception, as if the accounting principle had always been applied.

Given the nature and extent of the required changes, the adoption of this standard will have a significant impact on the Company’s Consolidated Financial Statements and disclosures. Based upon the elected transition methods, the Company expects the adoption of the standard to result in a decrease of approximately $3 billion in the Company’s total equity at the transition date of January 1, 2021. This impact is based on the economic conditions experienced at the transition date.

The most significant drivers of the transition adjustment are:

•changes to the measurement of certain benefits currently accounted for as insurance benefits (e.g., guaranteed minimum death benefits on variable annuities) which will be classified as market risk benefits upon adoption and remeasured at fair value, the impact of which is highly dependent on market conditions, including interest rates;

•changes to the discount rate used to measure liabilities for future policyholder benefits which will be remeasured using current upper-medium grade fixed-income instrument yields, which are generally considered to be those on single-A rated public corporate debt; and

•the removal of certain balances recorded in AOCI related to changes in unrealized appreciation (depreciation) on investments.

In December 2022, the FASB issued ASU 2022-05, “Financial Services – Insurance: Transition for Sold Contracts”, which amends the guidance in ASU 2018-12 to allow an insurance entity to make an accounting policy election, on a transaction-by-transaction basis, to exclude contracts that meet certain criteria from applying the amendments in ASU 2018-12. ASU 2022-05 is effective consistent with the effective date of ASU 2018-12. The Company will adopt the standard effective January 1, 2023. The Company does not plan to make the accounting policy election and does not anticipate an impact to the Consolidated Financial Statements upon adoption.

In March 2022, the FASB issued ASU 2022-02, “Financial Instruments – Credit Losses (Topic 326): Troubled Debt Restructurings and Vintage Disclosures.” The new guidance eliminates the accounting guidance for troubled debt restructurings by creditors, and instead requires an entity to evaluate whether a modification represents a new loan or a continuation of an existing loan. The amendments also enhance disclosure requirements for certain loan refinancings and restructurings by creditors when a borrower is experiencing financial difficulty. New guidance for vintage disclosures requires that current-period gross write-offs be disclosed by year of origination for financing receivables and net investments in leases that fall within scope of the current expected credit loss model. The amendments in this update are effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Updates should be applied prospectively. However, an entity has the option to apply the modified retrospective method related to the recognition and measurements of troubled debt restructurings. The Company will adopt the standard effective January 1, 2023, and does not anticipate a material impact to the Consolidated Financial Statements upon adoption.

3.    Segment Information

The Company has three reportable segments consisting of Retail Annuities, Institutional Products, and Closed Life and Annuity Block; plus, its Corporate and Other segment. These segments reflect how the Company’s chief operating decision maker views and manages the business. The following is a brief description of the Company’s reportable segments.

Retail Annuities

The Company’s Retail Annuities segment offers a variety of retirement income and savings products through its diverse suite of products, consisting primarily of variable annuities, fixed index annuities, fixed annuities, payout annuities, and registered index-linked annuities ("RILA"). These products are distributed through various wirehouses, insurance brokers and independent broker-dealers, as well as through banks and financial institutions, primarily to high net worth investors and the mass and affluent markets.

The Company’s variable annuities represent an attractive option for retirees and soon-to-be retirees, providing access to equity market appreciation and add-on benefits, including guaranteed lifetime income. A fixed index annuity is designed for investors who desire principal protection with the opportunity to participate in capped upside investment returns linked to a reference market index. The Company also provides access to guaranteed lifetime income as an add-on benefit. A fixed annuity is a guaranteed product designed to build wealth without market exposure, through a crediting rate that is likely to be superior to interest rates offered from banks or money market funds. A RILA product offers customers exposure to market returns through market index-linked investment options, subject to a cap, and offers a variety of guarantees designed to modify or limit losses.

The financial results of the variable annuity business within the Company’s Retail Annuities segment are largely dependent on the performance of the contract holder account value, which impacts both the level of fees collected and the benefits paid to the contract holder. The financial results of the Company’s fixed annuities, including the fixed option on variable annuities, RILA and fixed index annuities, are largely dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited to contract holders.

Institutional Products

The Company’s Institutional Products consist of traditional Guaranteed Investment Contracts ("GICs"), funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) and medium-term note funding agreements. The Company’s GIC products are marketed to defined contribution pension and profit-sharing retirement plans. Funding agreements are marketed to institutional investors, including corporate cash accounts and securities lending funds, as well as money market funds, and are issued to the FHLB in connection with its program.

The financial results of the Company’s institutional products business are primarily dependent on the Company’s ability to earn a spread between earned investment rates on general account assets and the interest credited on GICs and funding agreements.

Closed Life and Annuity Blocks

The Company's Closed Life and Annuity Blocks segment is primarily composed of blocks of business that have been acquired since 2004. The segment includes various protection products, primarily whole life, universal life, variable universal life, and term life insurance products, as well as fixed, fixed index, and payout annuities. The Closed Life and Annuity Blocks segment also includes a block of group payout annuities that we assumed from John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York through reinsurance transactions in 2018 and 2019, respectively. The Company historically offered traditional and interest-sensitive life insurance products but discontinued new sales of life insurance products in 2012, as we believe opportunistically acquiring mature blocks of life insurance policies is a more efficient means of diversifying our in-force business than selling new life insurance products.

The profitability of the Company’s Closed Life and Annuity Blocks segment is largely driven by its historical ability to appropriately price its products and purchase appropriately priced blocks of business, as realized through underwriting, expense and net gains (losses) on derivatives and investments, and the ability to earn an assumed rate of return on the assets supporting that business.

Corporate and Other

The Company’s Corporate and Other segment primarily consists of unallocated corporate income and expenses. The Corporate and Other segment also includes certain eliminations and consolidation adjustments.

Segment Performance Measurement

Segment operating revenues and pretax adjusted operating earnings are non-GAAP financial measures that management believes are critical to the evaluation of the financial performance of the Company’s segments. The Company uses the same accounting policies and procedures to measure segment pretax adjusted operating earnings as used in its reporting of consolidated net income. Pretax adjusted operating earnings is defined as net income recorded in accordance with GAAP, excluding certain items that may be highly variable from period to period due to accounting treatment under GAAP, or that are non-recurring in nature, as well as certain other revenues and expenses that are not considered drivers of underlying performance. Operating revenues and pretax adjusted operating earnings should not be used as a substitute for revenues and net income as calculated in accordance with GAAP.

Pretax adjusted operating earnings equals net income adjusted to eliminate the impact of the following items:

1.Guaranteed Benefits and Hedging Results: the fees attributed to guaranteed benefits, the associated movements in optional guaranteed benefit liabilities and related claims and benefit payments are excluded from pretax adjusted operating earnings, as we believe this approach appropriately removes the impact to both revenue and related expenses associated with the guaranteed benefit features that are offered for certain of our variable annuities and fixed index annuities and gives investors a better picture of what is driving our underlying performance. This adjustment includes the following components:

•Fees Attributable to Guarantee Benefits: fees earned in conjunction with guaranteed benefit features offered for certain of our variable annuities and fixed index annuities are set at a level intended to mitigate the cost of hedging and funding the liabilities associated with such guaranteed benefit features. The full amount of the fees attributable to guaranteed benefit features have been excluded from pretax adjusted operating earnings as the related net movements in freestanding derivatives and net reserve and embedded derivative movements, as described below, have been excluded from pretax adjusted operating earnings. This adjusted presentation of our earnings is intended to directly align revenue and related expenses associated with the guaranteed benefit features;

•Net Movement in Freestanding Derivatives, except earned income (periodic settlements and changes in settlement accruals) on derivatives that are hedges of investments, but do not qualify for hedge accounting treatment: changes in the fair value of our freestanding derivatives used to manage the risk associated with our life and annuity reserves, including those arising from the guaranteed benefit features offered for certain of our variable annuities and fixed index annuities. Net movements in freestanding derivatives have been excluded from pretax adjusted operating earnings as the market value of these derivatives may vary significantly from period to period as a result of near-term market conditions and therefore are not directly comparable or reflective of the underlying performance of our business;

•Net Reserve and Embedded Derivative Movements: changes in the valuation of certain life and annuity reserves, a portion of which are accounted for as embedded derivative instruments, and which are primarily composed of variable and fixed index annuity reserves, including those arising from the guaranteed benefit features offered for certain of our variable annuities. Net reserve and embedded derivative movements have been excluded from pretax adjusted operating earnings as the carrying values of these derivatives may vary significantly from period to period as the result of near-term market conditions and policyholder behavior-related inputs and therefore are not directly comparable or reflective of the underlying performance of our business. Movements in reserves attributable to the current period claims and benefit payments in excess of a customer’s account value on these policies are also excluded from pretax adjusted operating earnings as these benefit payments are affected by near-term market conditions and policyholder behavior-related inputs and therefore may vary significantly from period to period;

•DAC and Deferred Sales Inducements ("DSI") Impact: amortization of deferred acquisition costs and deferred sales inducements associated with the items excluded from pretax adjusted operating earnings;

•Assumption changes: the impact on the valuation of Net Derivative and Reserve Movements, including amortization of DAC, arising from changes in underlying actuarial assumptions generally made on an annual basis;

2.Net Realized Investment Gains and Losses including change in fair value of funds withheld embedded derivative: realized investment gains and losses associated with the periodic sales or disposals of securities, excluding impairments of securities, after adjustment for the non-credit component of the impairment charges and change in fair value of funds withheld embedded derivative related to the Athene Reinsurance Transaction;

3.Loss on Athene Reinsurance Transaction: includes contractual ceding commission, cost of reinsurance write-off and DAC and DSI write-off related to the Athene Reinsurance Transaction;

4.Net investment income on funds withheld assets: includes net investment income on funds withheld assets related to funds withheld reinsurance transactions;

5.Other items: one-time or other non-recurring items, such as costs relating to the Demerger and our separation from Prudential, the impact of discontinued operations and investments that are consolidated on our financial statements due to U.S. GAAP accounting requirements, such as our investments in collateralized loan obligations ("CLOs"), but for which the consolidation effects are not aligned with our economic interest or exposure to those entities.

Operating income taxes are calculated using the prevailing corporate federal income tax rate of 21% while taking into account any items recognized differently in our financial statements and federal income tax returns, including the dividends received deduction and other tax credits. For interim reporting periods, the Company uses an estimated annual effective tax rate ("ETR") in computing its tax provision including consideration of discrete items.

Set forth in the tables below is certain information with respect to the Company’s segments, as described above (in millions):

For the Year Ended December 31, 2022	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,108	$474	$—	$—	$4,582
Premiums	10	111	—	—	121
Net investment income	394	706	312	55	1,467
Income (loss) on operating derivatives	17	31	(22)	14	40
Other income	42	35	—	7	84
Total Operating Revenues	4,571	1,357	290	76	6,294

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	59	811	—	—	870
Interest credited on other contract holder funds, net of deferrals and amortization	247	407	201	—	855
Interest expense	32	—	5	—	37
Operating costs and other expenses, net of deferrals	2,174	129	5	25	2,333
Amortization of deferred acquisition costs	434	6	—	12	452
Total Operating Benefits and Expenses	2,946	1,353	211	37	4,547

Pretax Adjusted Operating Earnings	$1,625	$4	$79	$39	$1,747

For the Year Ended December 31, 2021	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$4,636	$492	$—	$—	$5,128
Premiums	15	119	—	—	134
Net investment income	686	950	260	56	1,952
Income (loss) on operating derivatives	52	72	(3)	32	153
Other income	47	39	—	7	93
Total Operating Revenues	5,436	1,672	257	95	7,460

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	13	838	—	—	851
Interest credited on other contract holder funds, net of deferrals and amortization	219	420	188	—	827
Interest expense	22	—	—	—	22
Operating costs and other expenses, net of deferrals	2,455	181	5	48	2,689
Amortization of deferred acquisition costs	197	14	—	34	245
Total Operating Benefits and Expenses	2,906	1,453	193	82	4,634

Pretax Adjusted Operating Earnings	$2,530	$219	$64	$13	$2,826

For the Year Ended December 31, 2020	Retail Annuities	Closed Life and Annuity Blocks	Institutional Products	Corporate and Other	Total Consolidated
Operating Revenues
Fee income	$3,806	$513	$—	$—	$4,319
Premiums	27	143	—	—	170
Net investment income	947	776	355	(34)	2,044
Income (loss) on operating derivatives	48	58	—	21	127
Other income	30	26	1	7	64
Total Operating Revenues	4,858	1,516	356	(6)	6,724

Operating Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	142	857	—	—	999
Interest credited on other contract holder funds, net of deferrals and amortization	469	436	250	—	1,155
Interest expense	28	—	16	—	44
Operating costs and other expenses, net of deferrals	2,172	190	5	36	2,403
Amortization of deferred acquisition costs	55	17	—	20	92
Total Operating Benefits and Expenses	2,866	1,500	271	56	4,693

Pretax Adjusted Operating Earnings	$1,992	$16	$85	$(62)	$2,031

Intersegment eliminations in the above tables are included in the Corporate and Other segment. These include the elimination of investment income between Retail Annuities and the Corporate and Other segment.

The following table summarizes the reconciling items from the non-GAAP measure of operating revenues to the GAAP measure of total revenues attributable to the Company (in millions):

	Years Ended December 31,
	2022	2021	2020
Total operating revenues	6,294	7,460	$6,724
Fees attributed to variable annuity benefit reserves	3,077	2,854	2,509
Net gains (losses) on derivatives and investments	3,815	(2,633)	(6,582)
Net investment income on funds withheld assets	1,254	1,188	792
Total revenues (1)	$14,440	$8,869	$3,443
(1) Substantially all the Company's revenues originated in the U.S. There were no individual customers that exceeded 10% of total revenues.

The following table summarizes the reconciling items from the non-GAAP measure of operating benefits and expenses to the GAAP measure of total benefits and expenses attributable to the Company (in millions):

	Years Ended December 31,
	2022	2021	2020
Total operating benefits and expenses	4,547	4,634	$4,693
Benefits attributed to variable annuity benefit reserves	238	119	150
Amortization of DAC and DSI related to non-operating revenues and expenses	1,290	275	(1,253)
SOP 03-1 reserve movements	1,156	(22)	164
Athene reinsurance transaction	—	—	2,082
Total benefits and expenses	$7,231	$5,006	$5,836

The following table summarizes the reconciling items, net of deferred acquisition costs and deferred sales inducements, from the non-GAAP measure of pretax adjusted operating earnings to the GAAP measure of net income attributable to the Company (in millions):

	Years Ended December 31,
	2022	2021	2020
Pretax adjusted operating earnings	$1,747	$2,826	$2,031
Non-operating adjustments income (loss):
Fees attributable to guarantee benefit reserves	3,077	2,854	2,509
Net movement in freestanding derivatives	(2,743)	(5,675)	(4,661)
Net reserve and embedded derivative movements	2,891	2,753	(3,184)
DAC and DSI impact	(1,214)	(266)	1,261
Assumption changes	367	24	128
Net realized investment gains (losses) including change in fair value of funds withheld embedded derivative	1,830	159	813
Loss on funds withheld reinsurance transaction	—	—	(2,082)
Net investment income on funds withheld assets	1,254	1,188	792
Pretax income (loss)	7,209	3,863	(2,393)
Income tax expense (benefit)	1,396	616	(841)
Net income (loss)	$5,813	$3,247	$(1,552)

The following table summarizes total assets by segment (in millions):

	December 31,
	2022	2021
Retail Annuities	$265,337	$326,953
Closed Life and Annuity Blocks	29,577	32,583
Institutional Products	10,175	10,713
Corporate and Other	2,000	1,871
Total Assets	$307,089	$372,120

4.    Investments

Investments are comprised primarily of fixed-income securities and loans, primarily publicly-traded corporate and government bonds, asset-backed securities and mortgage loans. Asset-backed securities include mortgage-backed and other structured securities. The Company generates the majority of its general account deposits from interest-sensitive individual annuity contracts, life insurance products and institutional products on which it has committed to pay a declared rate of interest. The Company's strategy of investing in fixed-income securities and loans aims to ensure matching of the asset yield with the amounts credited to the interest-sensitive liabilities and to earn a stable return on its investments.

Debt Securities

Debt securities consist primarily of bonds, notes, and asset-backed securities. Acquisition discounts and premiums on debt securities are amortized into investment income through call or maturity dates using the effective interest method. Discounts and premiums on asset-backed securities are amortized over the estimated redemption period. Certain asset-backed securities for which the Company might not recover substantially all of its recorded investment are accounted for on a prospective basis according to changes in the estimated future cash flows.

Debt securities are generally classified as available-for-sale and are carried at fair value. For debt securities in an unrealized loss position, for which the Company deems an impairment necessary, the amortized cost may be written down to fair value through net gains (losses) on derivatives and investments, or an allowance for credit loss (“ACL”) may be recorded along with a charge to net gains (losses) on derivatives and investments.

The following table sets forth the composition of the fair value of debt securities at December 31, 2022 and 2021, classified by rating categories as assigned by nationally recognized statistical rating organizations (“NRSRO”), the National Association of Insurance Commissioners (“NAIC”), or if not rated by such organizations, the Company’s affiliated investment advisor. The Company uses the second lowest rating by an NRSRO when NRSRO ratings are not equivalent and, for purposes of the table, if not otherwise rated by a NRSRO, the NAIC rating of a security is converted to an equivalent NRSRO-style rating. At December 31, 2022 and 2021, the carrying value of investments rated by the Company’s affiliated investment advisor totaled $32 million and $13 million, respectively.

	Percent of Total Debt Securities Carrying Value
	December 31,
Investment Rating	2022	2021
AAA	18.0%	15.0%
AA	8.8%	10.0%
A	31.5%	29.4%
BBB	38.4%	42.0%
Investment grade	96.7%	96.4%
BB	2.5%	2.8%
B and below	0.8%	0.8%
Below investment grade	3.3%	3.6%
Total debt securities	100.0%	100.0%

At December 31, 2022, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 78% were investment grade, 2% were below investment grade and 20% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 21% of the aggregate gross unrealized losses on available-for-sale debt securities.

At December 31, 2021, based on ratings by NRSROs, of the total carrying value of debt securities in an unrealized loss position, 76% were investment grade, 2% were below investment grade and 22% were not rated. Unrealized losses on debt securities that were below investment grade or not rated were approximately 16% of the aggregate gross unrealized losses on available for sale debt securities.

Corporate securities in an unrealized loss position were diversified across industries. As of December 31, 2022, the industries accounting for the largest percentage of unrealized losses included utility (16% of corporate gross unrealized losses) and healthcare (10%). The largest unrealized loss related to a single corporate obligor was $57 million at December 31, 2022.

As of December 31, 2021, the industries accounting for the largest percentage of unrealized losses included financial services (16% of corporate gross unrealized losses) and consumer goods (15%). The largest unrealized loss related to a single corporate obligor was $16 million at December 31, 2021.

At December 31, 2022 and 2021, the amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities, including securities carried at fair value under the fair value option, were as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$5,731	$—	$1	$1,008	$4,724
Other government securities	1,719	2	2	251	1,468
Public utilities	5,833	—	26	692	5,167
Corporate securities	26,532	15	59	3,671	22,905
Residential mortgage-backed	498	6	19	59	452
Commercial mortgage-backed	1,813	—	—	182	1,631
Other asset-backed securities	6,231	—	8	514	5,725
Total debt securities	$48,357	$23	$115	$6,377	$42,072

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
U.S. government securities	$4,515	$—	$97	$301	$4,311
Other government securities	1,489	—	147	17	1,619
Public utilities	6,016	—	669	25	6,660
Corporate securities	27,817	—	1,673	236	29,254
Residential mortgage-backed	514	2	45	3	554
Commercial mortgage-backed	1,960	—	75	6	2,029
Other asset-backed securities	6,985	7	71	23	7,026
Total debt securities	$49,296	$9	$2,777	$611	$51,453

(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

The amortized cost, ACL, gross unrealized gains and losses, and fair value of debt securities at December 31, 2022, by contractual maturity, are shown below (in millions). Actual maturities may differ from contractual maturities where securities can be called or prepaid with or without early redemption penalties.

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
	Cost (1)	Credit Loss	Gains	Losses	Value
Due in 1 year or less	$1,994	$—	$1	$7	$1,988
Due after 1 year through 5 years	8,739	3	14	431	8,319
Due after 5 years through 10 years	12,212	11	26	1,515	10,712
Due after 10 years through 20 years	9,144	3	46	1,655	7,532
Due after 20 years	7,726	—	1	2,014	5,713
Residential mortgage-backed	498	6	19	59	452
Commercial mortgage-backed	1,813	—	—	182	1,631
Other asset-backed securities	6,231	—	8	514	5,725
Total	$48,357	$23	$115	$6,377	$42,072
(1) Amortized cost, apart from the carrying value for securities carried at fair value under the fair value option.

As required by law in various states in which business is conducted, securities with a carrying value of $90 million and $116 million at December 31, 2022 and 2021, respectively, were on deposit with regulatory authorities.

Residential mortgage-backed securities (“RMBS”) include certain RMBS that are collateralized by residential mortgage loans and are neither expressly nor implicitly guaranteed by U.S. government agencies (“non-agency RMBS”). The Company’s non-agency RMBS include investments in securities backed by prime, Alt-A, and subprime loans as follows (in millions):

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2022	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$205	$4	$2	$30	$173
Alt-A	84	2	7	10	79
Subprime	27	—	10	1	36
Total non-agency RMBS	$316	$6	$19	$41	$288

		Allowance	Gross	Gross
	Amortized	for	Unrealized	Unrealized	Fair
December 31, 2021	Cost (1)	Credit Loss	Gains	Losses	Value
Prime	$227	$1	$10	$2	$234
Alt-A	94	1	21	—	114
Subprime	39	—	13	—	52
Total non-agency RMBS	$360	$2	$44	$2	$400

(1) Amortized cost, apart from carrying value for securities carried at fair value under the fair value option.

The Company defines its exposure to non-agency residential mortgage loans as follows:

•Prime loan-backed securities are collateralized by mortgage loans made to the highest rated borrowers.
•Alt-A loan-backed securities are collateralized by mortgage loans made to borrowers who lack credit documentation or necessary requirements to obtain prime borrower rates.
•Subprime loan-backed securities are collateralized by mortgage loans made to borrowers that have a FICO score of 660 or lower.

The following tables summarize the amount of gross unrealized losses, fair value and the number of securities aggregated by investment category and length of time that individual debt securities have been in a continuous loss position (dollars in millions):

	December 31, 2022			December 31, 2021
	Less than 12 months			Less than 12 months
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$339	$2,664	38	$2	$107	16
Other government securities	174	1,258	143	17	252	23
Public utilities	507	4,265	488	18	712	92
Corporate securities	2,072	16,936	2,307	178	6,266	722
Residential mortgage-backed	43	278	195	3	174	109
Commercial mortgage-backed	136	1,414	177	5	314	37
Other asset-backed securities	291	3,531	421	22	3,250	338
Total temporarily impaired securities	$3,562	$30,346	3,769	$245	$11,075	1,337

	12 months or longer			12 months or longer
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$669	$1,386	6	$299	$3,190	7
Other government securities	77	177	23	—	4	2
Public utilities	185	513	86	7	99	8
Corporate securities	1,599	4,549	637	58	661	69
Residential mortgage-backed	16	81	94	—	11	12
Commercial mortgage-backed	46	192	31	1	30	3
Other asset-backed securities	223	1,577	174	1	11	3
Total temporarily impaired securities	$2,815	$8,475	1,051	$366	$4,006	104

	Total			Total
	Gross	Fair Value		Gross	Fair Value
	Unrealized		# of	Unrealized		# of
	Losses		securities	Losses		securities
U.S. government securities	$1,008	$4,050	40	$301	$3,297	21
Other government securities	251	1,435	162	17	256	25
Public utilities	692	4,778	559	25	811	97
Corporate securities (1)	3,671	21,485	2,786	236	6,927	770
Residential mortgage-backed	59	359	289	3	185	121
Commercial mortgage-backed	182	1,606	206	6	344	39
Other asset-backed securities	514	5,108	584	23	3,261	341
Total temporarily impaired securities	$6,377	$38,821	4,626	$611	$15,081	1,414
(1) Certain securities contain multiple lots and fit the criteria of both aging groups.

Debt securities in an unrealized loss position as of December 31, 2022 did not require an impairment recognized in earnings as (i) the Company did not intend to sell these debt securities, (ii) it is not more likely than not that the Company will be required to sell these securities before recovery of their amortized cost basis, and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation, the Company believes it has the ability to generate adequate amounts of cash from normal operations to meet cash requirements with a reasonable margin of safety without requiring the sale of impaired securities.

As of December 31, 2022, unrealized losses associated with debt securities are primarily due to widening credit spreads or rising risk-free rates since purchase. The Company performed a detailed analysis of the financial performance of the underlying issues in an unrealized loss position and determined that recovery of the entire amortized cost of each impaired security is expected. In addition, mortgage-backed and asset-backed securities were assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities, and prepayment rates. The Company estimated losses for a security by forecasting performance in the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. The forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, and other independent market data. Based upon this assessment of the expected credit losses of the security given the performance of the underlying collateral compared to subordination or other credit enhancement, the Company expects to recover the entire amortized cost of each impaired security.

Evaluation of Available-for-Sale Debt Securities for Credit Loss

For debt securities in an unrealized loss position, management first assesses whether the Company has the intent to sell, or whether it is more likely than not it will be required to sell the security before the amortized cost basis is fully recovered. If either criterion is met, the amortized cost is written down to fair value through net gains (losses) on derivatives and investments as an impairment.

Debt securities in an unrealized loss position for which the Company does not have the intent to sell or is not more likely than not to sell the security before recovery to amortized cost are further evaluated to determine if the cause of the decline in fair value resulted from credit losses or other factors, which includes estimates about the operations of the issuer and future earnings potential.

The credit loss evaluation may consider the following: the extent to which the fair value is below amortized cost; changes in ratings of the security; whether a significant covenant related to the security has been breached; whether an issuer has filed or indicated a possibility of filing for bankruptcy, has missed or announced it intends to miss a scheduled interest or principal payment, or has experienced a specific material adverse change that may impair its creditworthiness; judgments about an obligor’s current and projected financial position; an issuer’s current and projected ability to service and repay its debt obligations; the existence of, and realizable value of, any collateral backing the obligations; and the macro-economic and micro-economic outlooks for specific industries and issuers.

In addition to the above, the credit loss review of investments in asset-backed securities includes the review of future estimated cash flows, including expected and stress case scenarios, to identify potential shortfalls in contractual payments. These estimated cash flows are developed using available performance indicators from the underlying assets including current and projected default or delinquency rates, levels of credit enhancement, current subordination levels, vintage, expected loss severity and other relevant characteristics. These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against third-party sources.

For mortgage-backed securities, credit losses are assessed using a cash flow model that estimates the cash flows on the underlying mortgages, using the security-specific collateral characteristics and transaction structure. The model estimates cash flows from the underlying mortgage loans and distributes those cash flows to various tranches of securities, considering the transaction structure and any subordination and credit enhancements existing in that structure. The cash flow model incorporates actual cash flows on the mortgage-backed securities through the current period and then projects the remaining cash flows using a number of assumptions, including prepayment timing, default rates and loss severity. Specifically, for prime and Alt-A RMBS, the assumed default percentage is dependent on the severity of delinquency status, with foreclosures and real estate owned receiving higher rates, but also includes the currently performing loans.

These estimates reflect a combination of data derived by third parties and internally developed assumptions. Where possible, this data is benchmarked against other third-party sources. In addition, these estimates are extrapolated along a default timing curve to estimate the total lifetime pool default rate. When a credit loss is determined to exist and the present value of cash flows expected to be collected is less than the amortized cost of the security, an allowance for credit loss is recorded along with a charge to net gains (losses) on derivatives and investments, limited by the amount that the fair value is less than amortized cost. Any remaining unrealized loss after recording the allowance for credit loss is the non-credit amount and is recorded to other comprehensive income.

The allowance for credit loss for specific debt securities may be increased or reversed in subsequent periods due to changes in the assessment of the present value of cash flows that are expected to be collected. Any changes to the allowance for credit loss is recorded as a provision for (or reversal of) credit loss expense in net gains (losses) on derivatives and investments.

When all, or a portion, of a security is deemed uncollectible, the uncollectible portion is written-off with an adjustment to amortized cost and a corresponding reduction to the allowance for credit losses.

Accrued interest receivables are presented separate from the amortized cost basis of debt securities. Accrued interest receivables that are determined to be uncollectible are written off with a corresponding reduction to net investment income. Accrued interest of nil was written off during the years ended December 31, 2022 and 2021.

The roll forward of the allowance for credit loss for available-for-sale securities by sector is as follows (in millions):

December 31, 2022	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2022	$—	$—	$—	$—	$2	$—	$7	$9
Additions for which credit loss was not previously recorded	—	6	1	43	4	—	—	54
Changes for securities with previously recorded credit loss	—	—	(1)	(10)	—	—	(7)	(18)
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	(4)	—	(1)	—	—	—	(5)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	(17)	—	—	—	(17)
Balance at December 31, 2022 (2)	$—	$2	$—	$15	$6	$—	$—	$23

December 31, 2021	US government securities	Other government securities	Public utilities	Corporate securities	Residential mortgage-backed	Commercial mortgage-backed	Other asset-backed securities	Total
Balance at January 1, 2021	$—	$—	$—	$—	$—	$—	$14	$14
Additions for which credit loss was not previously recorded	—	—	—	—	2	—	—	2
Changes for securities with previously recorded credit loss	—	—	—	—	—	—	9	9
Additions for purchases of PCD debt securities (1)	—	—	—	—	—	—	—	—
Reductions from charge-offs	—	—	—	—	—	—	—	—
Reductions for securities disposed	—	—	—	—	—	—	(16)	(16)
Securities intended/required to be sold before recovery of amortized cost basis	—	—	—	—	—	—	—	—
Balance at December 31, 2021 (2)	$—	$—	$—	$—	$2	$—	$7	$9

(1) Represents purchased credit-deteriorated ("PCD") fixed maturity available-for-sale securities.
(2) Accrued interest receivable on debt securities totaled $395 million and $373 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses for the years ended December 31, 2022 and 2021.

Net Investment Income

The sources of net investment income were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$1,108	$1,063	$1,579
Equity securities	(25)	8	(4)
Mortgage loans	284	319	365
Policy loans	70	73	79
Limited partnerships	74	559	105
Other investment income	44	14	14
Total investment income excluding funds withheld assets	1,555	2,036	2,138

Net investment income on funds withheld assets (see Note 8)	1,254	1,188	792

Investment expenses	(89)	(84)	(94)
Net investment income	$2,720	$3,140	$2,836
(1) Includes unrealized gains and losses on securities for which the Company elected the fair value option.

Investment income is not accrued on securities in default and otherwise where the collection is uncertain. In these cases, receipts of interest on such securities are used to reduce the cost basis of the securities.

Unrealized gains (losses) included in investment income that were recognized on equity securities held were $(65) million, $2 million and $(2) million, for the years ended December 31, 2022, 2021 and 2020, respectively.

Net Gains (Losses) on Derivatives and Investments

Realized gains and losses on sales of investments are recognized in income at the date of sale and are determined using the specific cost identification method.

The following table summarizes net gains (losses) on derivatives and investments (in millions):

	Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$41	$168	$772
Realized losses on sale	(425)	(88)	(195)
Credit loss income (expense)	(5)	(10)	(14)
Gross impairments	—	—	(27)
Credit loss income (expense) on mortgage loans	(16)	62	(61)
Other (1)	50	49	(102)
Net gains (losses) excluding derivatives and funds withheld assets	(355)	181	373
Net gains (losses) on derivative instruments (see Note 5)	2,025	(2,640)	(7,267)
Net gains (losses) on funds withheld reinsurance treaties (see Note 8)	2,186	(21)	440
Total net gains (losses) on derivatives and investments	$3,856	$(2,480)	$(6,454)

(1) Includes the foreign currency gain or loss related to foreign denominated trust instruments supporting funding agreements.
Net gains (losses) on funds withheld reinsurance treaties represents income (loss) from the sale of investments held in segregated funds withheld accounts in support of reinsurance agreements for which Jackson retains legal ownership of the underlying investments. These gains (losses) are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement. The gains (losses) also include (i) changes in the related funds withheld payable, as all economic performance of the investments held in the segregated funds withheld accounts inure to the benefit of the reinsurers under the respective reinsurance agreements with each reinsurer, and (ii) amortization of the difference between book value and fair value of the investments as of the effective date of the reinsurance agreements with each reinsurer.

The aggregate fair value of securities sold at a loss for the years ended December 31, 2022, 2021 and 2020 was $5,359 million, $2,600 million and $7,608 million, which was approximately 93%, 95% and 97% of book value, respectively.

Proceeds from sales of available-for-sale debt securities were $7,959 million, $9,600 million, and $25,533 million during the years ended December 31, 2022, 2021 and 2020, respectively.

There are inherent uncertainties in assessing the fair values assigned to the Company’s investments. The Company’s reviews of net present value and fair value involve several criteria including economic conditions, credit loss experience, other issuer-specific developments and estimated future cash flows. These assessments are based on the best available information at the time. Factors such as market liquidity, the widening of bid/ask spreads and a change in the cash flow assumptions can contribute to future price volatility. If actual experience differs negatively from the assumptions and other considerations used in the Consolidated Financial Statements, unrealized losses currently reported in accumulated other comprehensive income (loss) may be recognized in the Consolidated Income Statements in future periods.

The Company currently has no intent to sell securities with unrealized losses considered to be temporary until they mature or recover in value and believes that it has the ability to do so. However, if the specific facts and circumstances surrounding an individual security, or the outlook for its industry sector change, the Company may sell the security prior to its maturity or recovery and realize a loss.

Unconsolidated VIEs

The Company invests in certain LPs and LLCs that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs as it does not have the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In addition, the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities. Therefore, the Company does not consolidate these VIEs and the carrying amounts of the Company’s investments in these LPs and LLCs are recognized in other invested assets on the Consolidated Balance Sheets. Unfunded capital commitments for these investments are detailed in Note 14. The Company’s exposure to loss is limited to the capital invested and unfunded capital commitments related to the LPs/LLCs, which was $3,098 million and $3,347 million as of December 31, 2022 and 2021, respectively. The capital invested in an LP or LLC equals the original capital contributed, increased for additional capital contributed after the initial investment, and reduced for any returns of capital from the LP or LLC. LPs and LLCs are carried at fair value.

The Company invests in certain mutual funds that it has concluded are VIEs. Based on the analysis of these entities, the Company is not the primary beneficiary of the VIEs. Mutual funds for which the Company does not have the obligation to absorb losses or the right to receive benefits that could potentially be significant to the entities are recognized in equity securities on the Consolidated Balance Sheets and were $121 million and $139 million as of December 31, 2022 and 2021, respectively. The Company’s maximum exposure to loss on these mutual funds is limited to the amortized cost for these investments.

The Company makes investments in structured debt securities issued by VIEs for which it is not the manager. These structured debt securities include RMBS, Commercial Mortgage-Backed Securities ("CMBS"), and asset-backed securities ("ABS"). The Company does not consolidate the securitization trusts utilized in these transactions because it does not have the power to direct the activities that most significantly impact the economic performance of these securitization trusts. The Company does not consider its continuing involvement with these VIEs to be significant because it either invests in securities issued by the VIE and was not involved in the design of the VIE or no transfers have occurred between the Company and the VIE. The Company’s maximum exposure to loss on these structured debt securities is limited to the amortized cost of these investments. The Company does not have any further contractual obligations to the VIE. The Company recognizes the variable interest in these VIEs at fair value on the Consolidated Balance Sheets.

Commercial and Residential Mortgage Loans

Commercial and residential mortgage loans are generally carried at the aggregate unpaid principal balance, adjusted for any applicable unamortized discount or premium, or ACL. Acquisition discounts and premiums on mortgage loans are amortized into investment income through maturity dates using the effective interest method. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Interest income and amortization of premiums and discounts are reported in net investment income along with prepayment fees and mortgage loan fees, which are recorded as incurred.

Commercial mortgage loans of $10.2 billion and $10.5 billion at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $91 million and $85 million at each date, respectively. At December 31, 2022, commercial mortgage loans were collateralized by properties located in 38 states, the District of Columbia, and Europe. Accrued interest receivable on commercial mortgage loans was $39 million and $32 million at December 31, 2022 and 2021, respectively.

Residential mortgage loans of $1,308 million and $939 million at December 31, 2022 and 2021, respectively, are reported net of an allowance for credit losses of $4 million and $9 million at each date, respectively. Loans were collateralized by properties located in 50 states, the District of Columbia, Mexico, and Europe. Accrued interest receivable on residential mortgage loans was $9 million and $13 million at December 31, 2022 and 2021, respectively.

Mortgage Loan Concessions

In response to the adverse economic impact of the COVID-19 pandemic, the Company granted concessions to certain of its commercial mortgage loan borrowers, including payment deferrals and other loan modifications. The Company has elected the option under the Coronavirus Aid, Relief, and Economic Security Act, the Consolidated Appropriations Act of 2021, and the Interagency Statement on Loan Modifications and Reporting for Financial Institutions Working with Customers Affected by the Coronavirus (Revised) not to account for or report qualifying concessions as troubled debt restructurings and does not classify such loans as past due during the payment deferral period. Additionally, in accordance with the FASB’s published response to a COVID-19 Pandemic technical inquiry, the Company continues to accrue interest income on such loans that have deferred payment. For some commercial mortgage loan borrowers (principally in the hotel and retail sectors), the Company granted concessions which were primarily interest and/or principal payment deferrals generally ranging from 6 to 14 months and, to a much lesser extent, maturity date extensions. Repayment periods are generally within one year but may extend until maturity date. Deferred commercial mortgage loan interest and principal payments were $10 million at December 31, 2022. The concessions granted had no impact on the Company’s results of operations or financial position as the Company has not granted concessions that would have been disclosed and accounted for as troubled debt restructurings.

Evaluation for Credit Losses on Mortgage Loans

The Company reviews mortgage loans that are not carried at fair value under the fair value option on a quarterly basis to estimate the ACL with changes in the ACL recorded in net gains (losses) on derivatives and investments. Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level for mortgage loans. The model forecasts net operating income and property values for the economic scenario selected. The debt service coverage ratios (“DSCR”) and loan to values (“LTV”) are calculated over the forecastable period by comparing the projected net operating income and property valuations to the loan payment and principal amounts of each loan. The model utilizes historical mortgage loan performance based on DSCRs and LTV to derive probability of default and expected losses based on the economic scenario that is similar to the Company’s expectations of economic factors such as unemployment, gross domestic product growth, and interest rates. The Company determined the forecastable period to be reasonable and supportable for a period of two years beyond the end of the reporting period. Over the following one-year period, the model reverts to the historical performance of the portfolio for the remainder of the contractual term of the loans. In cases where the Company does not have an appropriate length of historical performance, the relevant historical rate from an index or the lifetime expected credit loss calculated from the model may be used.

Unfunded commitments are included in the model and an ACL is determined accordingly. Credit loss estimates are pooled by property type and the Company does not include accrued interest in the determination of ACL.

For individual loans or for types of loans for which the third-party model is deemed not suitable, the Company utilizes relevant current market data, industry data, and publicly available historical loss rates to calculate an estimate of the lifetime expected credit loss.

Mortgage loans on real estate deemed uncollectible are charged against the ACL, and subsequent recoveries, if any, are credited to the ACL, limited to the aggregate of amounts previously charged-off and expected to be charged-off. Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets.

The following table provides a summary of the allowance for credit losses in the Company’s mortgage loan portfolios (in millions):

December 31, 2022	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2022	$19	$9	$28	$17	$12	$9	$94
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(1)	11	(13)	5	4	(5)	1
Balance at December 31, 2022 (1)	$18	$20	$15	$22	$16	$4	$95

December 31, 2021	Apartment	Hotel	Office	Retail	Warehouse	Residential Mortgage	Total
Balance at January 1, 2021	$58	$34	$25	$24	$24	$14	$179
Charge offs, net of recoveries	—	—	—	—	—	—	—
Additions from purchase of PCD mortgage loans	—	—	—	—	—	—	—
Provision (release)	(39)	(25)	3	(7)	(12)	(5)	(85)
Balance at December 31, 2021 (1)	$19	$9	$28	$17	$12	$9	$94

(1) Accrued interest receivable totaled $48 million and $44 million as of December 31, 2022 and 2021, respectively, and was excluded from the determination of credit losses.
Accrued interest receivables are presented separate from the amortized cost of mortgage loans. An ACL is not estimated on an accrued interest receivable, rather receivable balances that are deemed uncollectible are written off with a corresponding reduction to net investment income.

The Company’s mortgage loans that are current and in good standing are accruing interest. Interest is not accrued on loans greater than 90 days delinquent and in process of foreclosure, when deemed uncollectible. Delinquency status is determined from the date of the first missed contractual payment.

At December 31, 2022, there was $15 million of recorded investment, $16 million of unpaid principal balance, no related loan allowance, $18 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans. At December 31, 2021, there was $6000000 million of recorded investment, $7000000 million of unpaid principal balance, no related loan allowance, $2000000 million of average recorded investment, and no investment income recognized on impaired residential mortgage loans.

The following tables provide information about the credit quality and vintage year of mortgage loans (in millions):

	December 31, 2022
	2022	2021	2020	2019	2018	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$771	$1,266	$1,171	$1,473	$1,480	$3,421	$4	$9,586	94%
70% - 80%	125	190	32	13	5	59	—	424	4%
80% - 100%	—	152	—	—	5	40	—	197	2%
Greater than 100%	—	—	—	25	—	9	—	34	—%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Debt service coverage ratios:
Greater than 1.20x	694	1,092	955	1,387	1,324	3,211	4	8,667	85%
1.00x - 1.20x	202	372	106	83	34	172	—	969	9%
Less than 1.00x	—	144	142	41	132	146	—	605	6%
Total commercial mortgage loans	896	1,608	1,203	1,511	1,490	3,529	4	10,241	100%

Residential mortgage loans
Performing	413	308	49	37	14	409	—	1,230	94%
Nonperforming (1)	6	11	8	6	7	40	—	78	6%
Total residential mortgage loans	419	319	57	43	21	449	—	1,308	100%

Total mortgage loans	$1,315	$1,927	$1,260	$1,554	$1,511	$3,978	$4	$11,549	100%

	December 31, 2021
	2021	2020	2019	2018	2017	Prior	Revolving Loans	Total	% of Total
Commercial mortgage loans
Loan to value ratios:
Less than 70%	$1,270	$1,346	$1,592	$1,599	$1,305	$2,703	$4	$9,819	93%
70% - 80%	345	35	—	52	85	153	—	670	6%
80% - 100%	—	—	39	5	—	—	—	44	—%
Greater than 100%	—	—	—	—	—	10	—	10	—%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Debt service coverage ratios:
Greater than 1.20x	796	974	1,532	1,293	1,257	2,609	4	8,465	80%
1.00x - 1.20x	651	329	81	90	11	68	—	1,230	12%
Less than 1.00x	168	78	18	273	122	189	—	848	8%
Total commercial mortgage loans	1,615	1,381	1,631	1,656	1,390	2,866	4	10,543	100%

Residential mortgage loans
Performing	268	22	18	16	7	396	—	727	77%
Nonperforming	4	44	22	19	23	100	—	212	23%
Total residential mortgage loans	272	66	40	35	30	496	—	939	100%

Total mortgage loans	$1,887	$1,447	$1,671	$1,691	$1,420	$3,362	$4	$11,482	100%

	December 31, 2022
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,558	$—	$—	$—	$3,558
Hotel	1,015	—	—	—	1,015
Office	1,795	—	—	—	1,795
Retail	2,085	—	—	—	2,085
Warehouse	1,788	—	—	—	1,788
Total commercial	10,241	—	—	—	10,241
Residential (2)	1,230	—	63	15	1,308
Total	$11,471	$—	$63	$15	$11,549

	December 31, 2021
	In Good Standing (1)	Restructured	Greater than 90 Days Delinquent	In the Process of Foreclosure	Total Carrying Value
Apartment	$3,755	$—	$—	$—	$3,755
Hotel	1,054	—	—	—	1,054
Office	1,889	—	—	—	1,889
Retail	2,104	—	—	—	2,104
Warehouse	1,741	—	—	—	1,741
Total commercial	10,543	—	—	—	10,543
Residential	727	—	206	6	939
Total	$11,270	$—	$206	$6	$11,482
(1)     At December 31, 2022 and 2021, includes mezzanine loans of $410 million and $278 million in the Apartment category, $41 million and $75 million in the Hotel category, $236 million and $252 million in the Office category, $43 million and $27 million in the Retail category, and $140 million and $26 million in the Warehouse category, respectively.
(2)    At December 31, 2022 and 2021, includes $41 million and $202 million of loans purchased when the loans were greater than 90 days delinquent and $12 million and $5 million of loans in process of foreclosure are supported with insurance or other guarantees provided by various governmental programs, respectively.

As of December 31, 2022 and 2021, there were no commercial mortgage loans involved in troubled debt restructuring, and stressed mortgage loans for which the Company is dependent, or expects to be dependent, on the underlying property to satisfy repayment were $3 million and nil, respectively.

Equity Securities

Equity securities include common stocks, preferred stocks and mutual funds. All equity securities are carried at fair value with changes in value included in net investment income.

Policy Loans

Policy loans are loans the Company issues to contract holders that use the cash surrender value of their life insurance policy or annuity contract as collateral. At December 31, 2022 and 2021, $3.4 billion and $3.5 billion, respectively, of these loans were carried at fair value, which the Company believes is equal to unpaid principal balances, plus accrued investment income. At both December 31, 2022 and 2021, the Company had $1.0 billion of policy loans not held as collateral for reinsurance, which were carried at the unpaid principal balances.

Other Invested Assets

Other invested assets primarily include investments in Federal Home Loan Bank capital stock, limited partnerships (“LPs”), and real estate. Federal Home Loan Bank capital stock is carried at cost and adjusted for any impairment. At December 31, 2022 and 2021, FHLB capital stock had carrying value of $146 million and $125 million, respectively. Real estate is carried at the lower of depreciated cost or fair value. At December 31, 2022 and 2021, real estate totaling $237 million and $243 million, included foreclosed properties with a book value of nil and $1 million, respectively. Limited Partnerships are primarily carried at fair value or are carried at the proportion of the Company's investment in each fund (Net Asset Value ("NAV") equivalent) as a practical expedient for fair value, which are generally recorded on a three-month lag, with changes in value included in net investment income. At December 31, 2022 and 2021, investments in LPs had carrying values of $2,434 million and $2,252 million, respectively.

In June 2021, the Company entered into an arrangement to sell $420 million of limited partnership investments, of which $236 million and $168 million were sold in the second and third quarter of 2021, respectively, and the remainder was sold in January 2022. The LPs sold were carried at estimated sales price.

Securities Lending

The Company has entered into securities lending agreements with agent banks whereby blocks of securities are loaned to third parties, primarily major brokerage firms. As of December 31, 2022 and 2021, the estimated fair value of loaned securities was $32 million and $13 million, respectively. The agreements require a minimum of 102% of the fair value of the loaned securities to be held as collateral, calculated daily. To further minimize the credit risks related to these programs, the financial condition of counterparties is monitored on a regular basis. At December 31, 2022 and 2021, cash collateral received in the amount of $33 million and $14 million, respectively, was invested by the agent banks and included in cash and cash equivalents of the Company. A securities lending payable for the overnight and continuous loans is included in liabilities in the amount of cash collateral received. Securities lending transactions are used to generate income. Income and expenses associated with these transactions are reported as net investment income.

Repurchase Agreements

The Company routinely enters into repurchase agreements whereby the Company agrees to sell and repurchase securities. These agreements are accounted for as financing transactions, with the assets and associated liabilities included in the Consolidated Balance Sheets. As of December 31, 2022 and 2021, short-term borrowings under such agreements averaged $311 million and $1,548 million, with weighted average interest rates of 2.54% and 0.07%, respectively. At December 31, 2022 and 2021, the outstanding repurchase agreement balance was $1,012 million and $1,572 million, respectively, with remaining maturity within 30 days, and collateralized with U.S. Treasury notes and corporate securities, and was included within repurchase agreements and securities lending payable in the Consolidated Balance Sheets. In the event of a decline in the fair value of the pledged collateral under these agreements, the Company may be required to transfer cash or additional securities as pledged collateral. Interest expense totaled $8 million, $1 million and $1 million for the years ended December 31, 2022, 2021 and 2020, respectively. The highest level of short-term borrowings at any month end was $1,012 million and $2,349 million for the years ended December 31, 2022 and 2021, respectively.

5.    Derivative Instruments

Freestanding Derivative Instruments

The Company enters into financial derivative transactions, including swaps, put-swaptions, futures and options to reduce and manage business risks. These transactions manage the risk of a change in the value, yield, price, cash flows, credit quality or degree of exposure with respect to assets, liabilities or future cash flows which the Company has acquired or incurred. The Company does not account for freestanding derivatives as either fair value or cash flow hedges as might be permitted if specific hedging documentation requirements were followed. As a result, freestanding derivatives are carried at fair value on the balance sheet with settlements and changes in fair value recorded in net gains (losses) on derivatives and investments.

With respect to the Company’s interest rate swaps, total return swaps, and cross-currency swaps, the Company records the income related to periodic interest payment settlements within net gains (losses) on derivatives and investments. Although the Company does not account for these as cash flow hedges, the income from these settlements is considered operating income due to the cash settlement nature and is reported, as such, within the Company’s segment related disclosure within pretax adjusted operating earnings.

The Company manages the potential credit exposure for over-the-counter derivative contracts through evaluation of the counterparty credit standing, collateral agreements, and master netting agreements. The Company is exposed to credit-related losses in the event of nonperformance by counterparties, however, it does not anticipate nonperformance. There were no charges due to nonperformance by derivative counterparties in 2022, 2021 or 2020.

Embedded Derivatives—Product Liabilities

Certain product liabilities, including fixed index annuities, RILAs and guarantees offered in connection with variable and fixed index annuities and RILAs issued by the Company, may contain embedded derivatives. Derivatives embedded in certain host insurance contracts that have been separated for accounting and financial reporting purposes, are carried at fair value. The results from changes in value of embedded derivatives are reported in net income.

See “Variable Annuity Guarantees”, “Fixed Index Annuities”, and "RILA", which are further discussed in Note 10 for additional information on the accounting policies for embedded derivatives bifurcated from insurance host contracts.

Embedded Derivatives—Funds Withheld Reinsurance Agreements

The Company has recorded an embedded derivative liability related to the Athene Reinsurance Agreement (the “Athene Embedded Derivative”) in accordance with FASB ASC 815-15-55-107 and 108, “Derivatives and Hedging Case B: Reinsurer’s Receivable Arising from a Modified Coinsurance Arrangement” as Jackson’s obligation under the Reinsurance Agreement is based on the total return of investments in a segregated funds withheld account rather than Jackson’s own creditworthiness. As the Reinsurance Agreement transfers the economics of the investments in the segregated funds withheld account to Athene, they will receive an investment return equivalent to owning the underlying assets. At inception of the Reinsurance Agreement, the Athene Embedded Derivative was valued at zero. Additionally, the inception fair value of the investments in the segregated funds withheld account differed from their book value and, accordingly, the amortization of this difference is reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements, while the investments are held. Subsequent to the effective date of the Reinsurance Agreement, the Athene Embedded Derivative is measured at fair value with changes reported in net gains (losses) on derivatives and investments in the Consolidated Income Statements. The Athene Embedded Derivative Liability is included in funds withheld payable under reinsurance treaties in the Consolidated Balance Sheets. See “Athene Reinsurance” in Note 8 for additional information on the Athene Reinsurance Transaction.

A summary of the aggregate contractual or notional amounts and fair values of the Company’s freestanding and embedded derivative instruments are as follows (in millions):

	December 31, 2022
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,825	$73	$104	$(31)
Equity index call options	17,500	106	—	106
Equity index futures (2)	19,760	—	—	—
Equity index put options	30,500	958	—	958
Interest rate swaps	7,728	5	231	(226)
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	25,000	—	1,711	(1,711)
Interest rate futures (2)	105,249	—	—	—
Total return swaps	739	31	—	31
Total freestanding derivatives	209,801	1,173	2,046	(873)
Embedded derivatives
Variable annuity embedded derivatives (3)	N/A	2,154	—	2,154
Fixed index annuity embedded derivatives (4)	N/A	—	931	(931)
Registered index linked annuity embedded derivatives (4)	N/A	—	205	(205)
Total embedded derivatives	N/A	2,154	1,136	1,018
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	23	1	22
Cross-currency forwards	1,490	74	18	56
Funds withheld embedded derivative (5)	N/A	3,158	—	3,158
Total derivatives related to funds withheld under reinsurance treaties	1,648	3,255	19	3,236
Total	$211,449	$6,582	$3,201	$3,381

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Variable annuity net embedded derivatives are included within reserves for future policy benefits and claims payable on the Consolidated Balance Sheets. The nonperformance risk adjustment is included in the balance above.

(4) Included within other contract holder funds on the Consolidated Balance Sheets. The nonperformance risk adjustment is included in the balance above.
(5) Included within funds withheld payable under reinsurance treaties on the Consolidated Balance Sheets.

	December 31, 2021
	Contractual/	Assets	Liabilities	Net
	Notional	Fair	Fair	Fair Value
	Amount (1)	Value	Value	Asset
Freestanding derivatives
Cross-currency swaps	$1,767	$55	$35	$20
Equity index call options	21,000	606	—	606
Equity index futures (2)	18,258	—	—	—
Equity index put options	27,500	150	—	150
Interest rate swaps	7,728	430	—	430
Interest rate swaps - cleared (2)	1,500	—	—	—
Put-swaptions	19,000	133	—	133
Interest rate futures (2)	894	—	—	—
Total freestanding derivatives	97,647	1,374	35	1,339
Embedded derivatives
Variable annuity embedded derivatives (3)	N/A	—	2,626	(2,626)
Fixed index annuity embedded derivatives (4)	N/A	—	1,439	(1,439)
Registered index linked annuity embedded derivatives (4)	N/A	—	6	(6)
Total embedded derivatives	N/A	—	4,071	(4,071)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	158	10	1	9
Cross-currency forwards	1,119	33	5	28
Funds withheld embedded derivative (5)	N/A	—	120	(120)
Total derivatives related to funds withheld under reinsurance treaties	1,277	43	126	(83)
Total	$98,924	$1,417	$4,232	$(2,815)

(1) The notional amount for swaps and swaptions represents the stated principal balance used as a basis for calculating payments. The contractual amount for futures and options represents the market exposure of open positions.

(2) Variation margin is considered settlement resulting in the netting of cash received/paid for variation margin against the fair value of the trades.
(3) Variable annuity net embedded derivatives are included within reserves for future policy benefits and claims payable on the Consolidated Balance Sheets. The nonperformance risk adjustment is included in the balance above.

(4) Included within other contract holder funds on the Consolidated Balance Sheets. The nonperformance risk adjustment is included in the balance above.
(5) Included within funds withheld payable under reinsurance treaties on the Consolidated Balance Sheets.

The following table reflects the results of the Company’s derivatives, including gains (losses) and change in fair value of freestanding derivative instruments and embedded derivatives (in millions):

	Years Ended December 31,
	2022	2021	2020
Derivatives excluding funds withheld under reinsurance treaties
Cross-currency swaps	$(67)	$(36)	$74
Equity index call options	(1,830)	1,479	1,468
Equity index futures	3,005	(4,663)	(8,286)
Equity index put options	(244)	(1,202)	(218)
Interest rate swaps	(615)	(179)	578
Interest rate swaps - cleared	(201)	(64)	1
Put-swaptions	(1,832)	134	199
Interest rate futures	(924)	(990)	1,651
Total return swaps	5	—	—
Fixed index annuity embedded derivatives	3	(5)	30
Registered index linked annuity embedded derivatives	37	(1)	—
Variable annuity embedded derivatives	4,688	2,887	(2,764)
Total net gains (losses) on derivative instruments excluding derivative instruments related to funds withheld under reinsurance treaties	2,025	(2,640)	(7,267)
Derivatives related to funds withheld under reinsurance treaties
Cross-currency swaps	14	15	(5)
Cross-currency forwards	79	42	(19)
Treasury futures	—	—	(204)
Funds withheld embedded derivative	3,278	707	(827)
Total net gains (losses) on derivative instruments related to funds withheld under reinsurance treaties	3,371	764	(1,055)
Total net gains (losses) on derivative instruments including derivative instruments related to funds withheld under reinsurance treaties	$5,396	$(1,876)	$(8,322)

All of the Company’s trade agreements for freestanding, over-the-counter derivatives, contain credit downgrade provisions that allow a party to assign or terminate derivative transactions if the counterparty’s credit rating declines below an established limit. At December 31, 2022 and 2021, the fair value of the Company’s net non-cleared, over-the-counter derivative assets by counterparty were $885 million and $1,376 million, respectively, and held collateral was $858 million and $1,576 million, respectively, related to these agreements. At December 31, 2022 and 2021, the fair value of the Company’s net non-cleared, over-the-counter derivative liabilities by counterparty were $1,680 million and nil, respectively, and provided collateral was $1,650 million and nil, respectively, related to these agreements. If all of the downgrade provisions had been triggered at December 31, 2022 and 2021, in aggregate, the Company would have had to disburse $30 million and $200 million, respectively, and would have been allowed to claim $27 million and nil, respectively.

Offsetting Assets and Liabilities

The Company’s derivative instruments, repurchase agreements and securities lending agreements are subject to master netting arrangements and collateral arrangements. A master netting arrangement with a counterparty creates a right of offset for amounts due to and due from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company recognizes amounts subject to master netting arrangements on a gross basis within the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s financial instruments subject to master netting arrangements (in millions):

	December 31, 2022
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,270	$—	$1,270	$385	$683	$157	$45
Financial Liabilities:
Freestanding derivative
liabilities	$2,065	$—	$2,065	$385	$—	$1,638	$42
Securities loaned	33	—	33	—	33	—	—
Repurchase agreements	1,012	—	1,012	—	—	1,012	—
Total financial liabilities	$3,110	$—	$3,110	$385	$33	$2,650	$42

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

	December 31, 2021
	Gross Amounts Recognized	Gross Amounts Offset in the Consolidated Balance Sheets	Net Amounts Presented in the Consolidated Balance Sheets
				Gross Amounts Not Offset in the Consolidated Balance Sheets

				Financial Instruments (1)	Cash Collateral	Securities Collateral (2)	Net Amount

Financial Assets:
Freestanding derivative
assets	$1,417	$—	$1,417	$41	$817	$555	$4
Financial Liabilities:
Freestanding derivative
liabilities	$41	$—	$41	$41	$—	$—	$—
Securities loaned	14	—	14	—	14	—	—
Repurchase agreements	1,572	—	1,572	—	—	1,572	—
Total financial liabilities	$1,627	$—	$1,627	$41	$14	$1,572	$—

(1) Represents the amount that could be offset under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.
(2) Excludes initial margin amounts for exchange-traded derivatives.

In the above tables, the amounts of assets or liabilities presented in the Company’s Consolidated Balance Sheets are offset first by financial instruments that have the right of offset under master netting or similar arrangements with any remaining amount reduced by the amount of cash and securities collateral. The actual amount of collateral may be greater than amounts presented in the tables. The above tables exclude net embedded derivative asset (liability) of $1,018 million and $(4,071) million as of December 31, 2022 and 2021, respectively, as these derivatives are not subject to master netting arrangements. The above tables also exclude the funds withheld embedded derivative asset (liability) of $3,158 million and $(120) million at December 31, 2022 and 2021.

6.     Fair Value Measurements

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect the Company’s view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All financial assets and liabilities measured at fair value are required to be classified into one of the following categories:

Level 1
Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include U.S. Treasury securities and exchange traded equity securities and derivative instruments.

Level 2
Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most debt securities that are model priced using observable inputs are classified within Level 2. Also included are freestanding and embedded derivative instruments that are priced using models with observable market inputs.

Level 3
Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Embedded derivatives that are valued using unobservable inputs are included in Level 3. Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment may be used to determine the Level 3 fair values. Level 3 fair values represent the Company’s best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability may fall into different levels of the fair value hierarchy. In these situations, the Company determines the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. As a result, both observable and unobservable inputs may be used in the determination of fair values that the Company has classified within Level 3.

The Company determines the fair values of certain financial assets and liabilities based on quoted market prices, where available. The Company may also determine fair value based on estimated future cash flows discounted at the appropriate current market rate. When appropriate, fair values reflect adjustments for counterparty credit quality, the Company’s credit standing, liquidity and risk margins on unobservable inputs.

Where quoted market prices are not available, fair value estimates are made at a point in time, based on relevant market data, as well as the best information about the individual financial instrument. At times, illiquid market conditions may result in inactive markets for certain of the Company’s financial instruments. In such instances, there may be no or limited observable market data for these assets and liabilities. Fair value estimates for financial instruments deemed to be in an illiquid market are based on judgments regarding current economic conditions, liquidity discounts, currency, credit and interest rate risks, loss experience and other factors. These fair values are estimates and involve considerable uncertainty and variability as a result of the inputs selected and may differ materially from the values that would have been used had an active market existed. As a result of market inactivity, such calculated fair value estimates may not be realizable in an immediate sale or settlement of the instrument. In addition, changes in the underlying assumptions used in the fair value measurement technique could significantly affect these fair value estimates.

The following table summarizes the fair value and carrying value of the Company’s financial instruments (in millions):

	December 31, 2022		December 31, 2021
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets
Debt securities (1)	$42,072	$42,072	$51,453	$51,453
Equity securities	359	359	257	257
Mortgage loans	11,549	10,841	11,482	11,910
Limited partnerships	2,434	2,434	2,252	2,252
Policy loans (1)	4,376	4,376	4,474	4,474
Freestanding derivative instruments	1,270	1,270	1,417	1,417
Federal Home Loan Bank of Indianapolis ("FHLBI") capital stock	146	146	125	125
Cash and cash equivalents	3,934	3,934	1,799	1,799
GMIB reinsurance recoverable	170	170	262	262
Receivables from affiliates	179	179	197	197
Separate account assets	195,906	195,906	248,949	248,949

Liabilities
Annuity reserves (2)	34,990	30,059	40,155	48,462
Reserves for guaranteed investment contracts (3)	1,128	1,099	894	923
Trust instruments supported by funding agreements (3)	5,887	5,760	5,986	6,175
FHLB funding agreements (3)	2,004	2,104	1,950	1,938
Funds withheld payable under reinsurance treaties (1)	22,957	22,957	29,007	29,007
Long-term debt	470	492	494	563
Securities lending payable	33	33	14	14
Freestanding derivative instruments	2,065	2,065	41	41
Repurchase agreements	1,012	1,012	1,572	1,572
Separate account liabilities	195,906	195,906	248,949	248,949
(1) Includes items carried at fair value under the fair value option.
(2) Annuity reserves represent only the components of other contract holder funds and reserves for future policy benefits and claims payable that are considered to be financial instruments. The fair value amounts shown in the table for 2021 have been revised for an immaterial error related to the historical disclosure for annuity reserves not reported at fair value within the Fair Value Measurement note to the Consolidated Financial Statements. The prior period error did not impact the Consolidated Balance Sheets.
(3) Included as a component of other contract holder funds on the Consolidated Balance Sheets.

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a recurring basis reported in the following tables.

Debt and Equity Securities

The fair values for debt and equity securities are determined using information available from independent pricing services, broker-dealer quotes, or internally derived estimates. Priority is given to publicly available prices from independent sources, when available. Securities for which the independent pricing service does not provide a quotation are either submitted to independent broker-dealers for prices or priced internally. Typical inputs used by these three pricing methods include reported trades, benchmark yields, credit spreads, liquidity premiums and/or estimated cash flows based on default and prepayment assumptions.

As a result of typical trading volumes and the lack of specific quoted market prices for most debt securities, independent pricing services will normally derive the security prices through recently reported trades for identical or similar securities, making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the independent pricing services and broker-dealers may use matrix or pricing model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at relevant market rates. Certain securities are priced using broker-dealer quotes, which may utilize proprietary inputs and models. Additionally, the majority of these quotes are non-binding.

Included in the pricing of asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment assumptions believed to be relevant for the underlying collateral. Actual prepayment experience may vary from these estimates.

Internally derived estimates may be used to develop a fair value for securities for which the Company is unable to obtain either a reliable price from an independent pricing service or a suitable broker-dealer quote. These fair value estimates may incorporate Level 2 and Level 3 inputs and are generally derived using expected future cash flows, discounted at market interest rates available from market sources based on the credit quality and duration of the instrument. For securities that may not be reliably priced using these internally developed pricing models, a fair value may be estimated using indicative market prices. These prices are indicative of an exit price, but the assumptions used to establish the fair value may not be observable or corroborated by market observable information and, therefore, represent Level 3 inputs.

The Company performs an analysis on the prices and credit spreads received from third parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include initial and ongoing review of third-party pricing service methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes. In addition, the Company considers whether prices received from independent broker-dealers represent a reasonable estimate of fair value using internal and external cash flow models, which are developed based on spreads and, when available, market indices. As a result of this analysis, if the Company determines there is a more appropriate fair value based upon the available market data, the price received from the third party may be adjusted accordingly.

For those securities that were internally valued at December 31, 2022 and 2021, the pricing model used by the Company utilizes current spread levels of similarly rated securities to determine the market discount rate for the security. Furthermore, appropriate risk premiums for illiquidity and non-performance are incorporated in the discount rate. Cash flows, as estimated by the Company using issuer-specific default statistics and prepayment assumptions, are discounted to determine an estimated fair value.

On an ongoing basis, the Company reviews the independent pricing services’ valuation methodologies and related inputs and evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy distribution based upon trading activity and the observability of market inputs. Based on the results of this evaluation, each price is classified into Level 1, 2, or 3. Most prices provided by independent pricing services, including broker-dealer quotes, are classified into Level 2 due to their use of market observable inputs.

Limited Partnerships

Fair values for limited partnership interests, which are included in other invested assets, is generally determined using the proportion of the Company’s investment in the value of the net assets of each fund (“NAV equivalent”) as a practical expedient for fair value, and generally, are recorded on a three-month lag. No material adjustments were deemed necessary at December 31, 2022 and 2021.

The Company’s limited partnership interests are not redeemable and distributions received are generally the result of liquidation of the underlying assets of the partnerships. The Company generally has the ability under the partnership agreements to sell its interest to another limited partner with the prior written consent of the general partner. In cases when the Company expects to sell the limited partnership interest, the estimated sales price is used to determine the fair value rather than the practical expedient. These limited partnership interests are classified as Level 2 in the fair value hierarchy.

In cases when a limited partnership's financial statements are unavailable and a NAV equivalent is not available or practical, the fair value may be based on an internally developed model or provided by the general partner as determined using private transactions, information obtained from the primary co-investor or underlying company, or financial metrics provided by the lead sponsor. These investments are classified as Level 3 in the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The reinsurance related component of policy loans at fair value under the fair value option have been classified as Level 3 within the fair value hierarchy.

Freestanding Derivative Instruments

Freestanding derivative instruments are reported at fair value, which reflects the estimated amounts, net of payment accruals, which the Company would receive or pay upon sale or termination of the contracts at the reporting date. Changes in fair value are included in net gains (losses) on derivatives and investments. Freestanding derivatives priced using third party pricing services incorporate inputs that are predominantly observable in the market. Inputs used to value derivatives include interest rate swap curves, credit spreads, interest rates, counterparty credit risk, equity volatility and equity index levels.

Freestanding derivative instruments classified as Level 1 include futures, which are traded on active exchanges. Freestanding derivative instruments classified as Level 2 include interest rate swaps, cross currency swaps, cross-currency forwards, credit default swaps, total return swaps, put-swaptions and certain equity index call and put options. These derivative valuations are determined by third-party pricing services using pricing models with inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Freestanding derivative instruments classified as Level 3 include interest rate contingent options that are valued by third-party pricing services utilizing significant unobservable inputs.

Cash and Cash Equivalents

Cash and cash equivalents primarily include money market instruments and bank deposits. Cash equivalents also includes all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase. Certain money market instruments are valued using unadjusted quoted prices in active markets and are classified as Level 1.

Funds Withheld Payable Under Reinsurance Treaties

The funds withheld payable under reinsurance treaties includes both the funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative liability. The fair value of the funds withheld payable which are held at fair value under the fair value option is equal to the fair value of the assets held as collateral, which primarily consists of policy loans using industry standard valuation techniques. The funds withheld embedded derivative liability is determined based upon a total return swap technique referencing the fair value of the investments held under the reinsurance contract and requires certain significant unobservable inputs. The funds withheld payable which are held at fair value under the fair value option and the funds withheld embedded derivative are considered Level 3 in the fair value hierarchy.

Receivables from Affiliates

The Company’s receivables from affiliates are set equal to the carrying value and are classified as Level 3.

Separate Account Assets

Separate account assets are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2 assets.

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”), and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net gains (losses) on derivatives and investments. The fair value is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

The Company’s GMIB book is reinsured through an unrelated party, and due to the net settlement provisions of the reinsurance agreement, this contract meets the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value, with changes in fair value recorded in net gains (losses) on derivatives and investments. Due to the inability to economically reinsure or hedge new issues of the GMIB, the Company discontinued offering the benefit in 2009.

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, and GMIB reinsurance recoverables are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations concerning policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on a weighting of available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Additionally, non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels). Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could likely be significantly different than this fair value.

Fixed Index Annuities

The fair value of the fixed index annuities embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model or Monte Carlo simulations, as appropriate for the type of option. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

RILA

The fair value of the RILA embedded option, incorporating such factors as the volatility of returns, the level of interest rates and the time remaining until the option expires, is calculated using the closed form Black-Scholes Option Pricing model. Additionally, assumed withdrawal rates are used to estimate the expected volume of embedded options that will be realized by policyholders.

Fair Value Option

The Company has elected the fair value option for certain funds withheld assets, which are held as collateral for reinsurance, totaling $4,160 million and $3,632 million at December 31, 2022 and 2021, respectively, as discussed above, and includes mortgage loans as discussed below.

The Company elected the fair value option for certain mortgage loans held under the funds withheld reinsurance agreement. The fair value option was elected for these mortgage loans, purchased or funded after December 31, 2021, to mitigate inconsistency in earnings that would otherwise result between these mortgage loan assets and the funds withheld liability, including the associated embedded derivative, and are valued using third-party pricing services. Changes in fair value are reflected in net investment income on the Consolidated Income Statements.

The fair value and aggregate contractual principal for mortgage loans where the fair value option was elected after December 31, 2021, were as follows (in millions):

December 31,
2022
Fair value	$582
Aggregate contractual principal	591

As of December 31, 2022, no loans for which the fair value option was elected were in non-accrual status, and no loans were more than 90 days past due and still accruing interest.

Income and changes in unrealized gains and losses on other assets for which the Company has elected the fair value option are immaterial to the Company’s Consolidated Financial Statements.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables summarize the Company’s assets and liabilities that are carried at fair value by hierarchy levels (in millions):

	December 31, 2022
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,724	$4,724	$—	$—
Other government securities	1,468	—	1,468	—
Public utilities	5,167	—	5,167	—
Corporate securities	22,905	—	22,905	—
Residential mortgage-backed	452	—	452	—
Commercial mortgage-backed	1,631	—	1,631	—
Other asset-backed securities	5,725	—	5,725	—
Equity securities	359	163	195	1
Mortgage loans	582	—	—	582
Limited partnerships (1)	14	—	—	14
Policy loans	3,419	—	—	3,419
Freestanding derivative instruments	1,270	—	1,270	—
Cash and cash equivalents	3,934	3,934	—	—
GMIB reinsurance recoverable	170	—	—	170
Separate account assets	195,906	—	195,906	—
Total	$247,726	$8,821	$234,719	$4,186

Liabilities
Embedded derivative (assets) liabilities (2)	$(1,018)	$—	$1,136	$(2,154)
Funds withheld payable under reinsurance treaties (3)	424	—	—	424
Freestanding derivative instruments	2,065	—	2,065	—
Total	$1,471	$—	$3,201	$(1,730)

(1) Excludes $2,420 million of limited partnership investments measured at NAV.

(2) Includes net embedded derivative (assets) liabilities of $(2,154) million related to GMWB reserves included in reserves for future policy benefits and claims payable, and $205 million related to RILA and $931 million of fixed index annuities, both included in other contract holder funds on the Consolidated Balance Sheets.

(3) Includes the Athene Embedded Derivative asset of $3,158 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2021
	Total	Level 1	Level 2	Level 3
Assets
Debt securities
U.S. government securities	$4,311	$4,311	$—	$—
Other government securities	1,619	—	1,619	—
Public utilities	6,660	—	6,660	—
Corporate securities	29,254	—	29,254	—
Residential mortgage-backed	554	—	554	—
Commercial mortgage-backed	2,029	—	2,029	—
Other asset-backed securities	7,026	—	7,026	—
Equity securities	257	212	43	2
Limited partnerships (1)	18	—	17	1
Policy loans	3,467	—	—	3,467
Freestanding derivative instruments	1,417	—	1,417	—
Cash and cash equivalents	1,799	1,799	—	—
GMIB reinsurance recoverable	262	—	—	262
Separate account assets	248,949	—	248,949	—
Total	$307,622	$6,322	$297,568	$3,732

Liabilities
Embedded derivative (assets) liabilities (2)	$4,071	$—	$1,445	$2,626
Funds withheld payable under reinsurance treaties (3)	3,759	—	—	3,759
Freestanding derivative instruments	41	—	41	—
Total	$7,871	$—	$1,486	$6,385

(1) Excludes $2,234 million of limited partnership investments measured at NAV.

(2) Includes net embedded derivative (assets) liabilities of $2,626 million related to GMWB reserves included in reserves for future policy benefits and claims payable, and $6 million related to RILA and $1,439 million of fixed index annuities, both included in other contract holder funds on the Consolidated Balance Sheets.

(3) Includes the Athene Embedded Derivative Liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

Level 3 Assets and Liabilities by Price Source

The table below presents the balances of Level 3 assets and liabilities measured at fair value with their corresponding pricing sources (in millions):

	December 31, 2022
Assets	Total	Internal	External
Equity securities	$1	$1	$—
Mortgage loans	582	—	582
Limited partnerships	14	8	6
Policy loans	3,419	3,419	—
GMIB reinsurance recoverable	170	170	—
Total	$4,186	$3,598	$588

Liabilities
Embedded derivative (assets) liabilities (1)	$(2,154)	$(2,154)	$—
Funds withheld payable under reinsurance treaties (2)	424	424	—
Total	$(1,730)	$(1,730)	$—

(1) Includes the net embedded derivative (asset) liability related to GMWB reserves presented in reserves for future policy benefits and claims payable.
(2) Includes the Athene Embedded Derivative asset of $3,158 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.

	December 31, 2021
Assets	Total	Internal	External
Equity securities	$2	$1	$1
Limited partnerships	1	1	—
Policy loans	3,467	3,467	—
GMIB reinsurance recoverable	262	262	—
Total	$3,732	$3,731	$1

Liabilities
Embedded derivative (assets) liabilities (1)	$2,626	$2,626	$—
Funds withheld payable under reinsurance treaties (2)	3,759	3,759	—
Total	$6,385	$6,385	$—

(1) Includes the net embedded derivative (asset) liability related to GMWB reserves presented in reserves for future policy benefits and claims payable.
(2) Includes the Athene Embedded Derivative liability of $120 million and funds withheld payable under reinsurance treaties at fair value under the fair value option.
External pricing sources for securities represent unadjusted prices from independent pricing services and independent indicative broker quotes where pricing inputs are not readily available.

Quantitative Information Regarding Internally-Priced Level 3 Assets and Liabilities

The table below presents quantitative information on internally priced Level 3 assets and liabilities that use significant unobservable inputs (in millions):

As of December 31, 2022
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
GMIB reinsurance recoverable	$170	Discounted cash flow	Mortality(1)	0.01% - 51.25%	Decrease
			Lapse(2)	2.97% - 8.10%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	4.75% - 5.25%	Increase
			Nonperformance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

Liabilities
Embedded derivative (assets) liabilities	$(2,154)	Discounted cash flow	Mortality(1)	0.04% - 49.20%	Decrease
			Lapse(2)	0.12% - 41.28%	Decrease
			Utilization(3)	1.35% - 100.00%	Increase
			Withdrawal(4)	58.75% - 100.00%	Increase
			Nonperformance risk adjustment(5)	0.64% - 2.27%	Decrease
			Long-term Equity Volatility(6)	18.50% - 23.68%	Increase

(1)    Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)     Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.
(3)     The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)     The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)    Nonperformance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6)    Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

As of December 31, 2021
	Fair Value	Valuation Technique(s)	Significant Unobservable Input(s)	Assumption or Input Range	Impact of Increase in Input on Fair Value
Assets
GMIB reinsurance recoverable	$262	Discounted cash flow	Mortality(1)	0.01% - 23.42%	Decrease
			Lapse(2)	3.30% - 9.00%	Decrease
			Utilization(3)	0.00% - 20.00%	Increase
			Withdrawal(4)	3.75% - 4.50%	Increase
			Nonperformance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase

Liabilities
Embedded derivative (assets) liabilities	$2,626	Discounted cash flow	Mortality(1)	0.04% - 21.45%	Decrease
			Lapse(2)	0.20% - 30.90%	Decrease
			Utilization(3)	5.00% - 100.00%	Increase
			Withdrawal(4)	58.00% - 97.00%	Increase
			Nonperformance risk adjustment(5)	0.11% - 1.50%	Decrease
			Long-term Equity Volatility(6)	18.50% - 22.06%	Increase
(1)    Mortality rates vary by attained age, tax qualification status, GMWB benefit election, and duration. The range displayed reflects ages from the minimum issue age for the benefit through age 95, which corresponds to the typical maturity age. A mortality improvement assumption is also applied.
(2)     Base lapse rates vary by contract-level factors, such as product type, surrender charge schedule and optional benefits election. Lapse rates are further adjusted based on the degree to which a guaranteed benefit is in-the-money, with lower lapse applying when benefits are more in-the-money. Lapse rates are also adjusted to reflect lower lapse expectations when GMWB benefits are utilized.
(3)     The utilization rate represents the expected percentage of contracts that will utilize the benefit through annuitization (GMIB) or commencement of withdrawals (GMWB). Utilization may vary by benefit type, attained age, duration, tax qualification status, benefit provision, and degree to which the guaranteed benefit is in-the-money.
(4)     The withdrawal rate represents the utilization rate of the contract’s free partial withdrawal provision (GMIB) or the percentage of annual withdrawal assumed relative to the maximum allowable withdrawal amount (GMWB). Withdrawal rates on contracts with a GMIB vary based on the product type and duration. Withdrawal rates on contracts with a GMWB vary based on attained age, tax qualification status, GMWB type and GMWB benefit provisions.
(5)    Nonperformance risk adjustment is applied as a spread over the risk-free rate to determine the rate used to discount the related cash flows and varies by projection year.
(6)    Long-term equity volatility represents the equity volatility beyond the period for which observable equity volatilities are available.

Sensitivity to Changes in Unobservable Inputs

The following is a general description of sensitivities of significant unobservable inputs and their impact on the fair value measurement for the assets and liabilities reflected in the tables above.

At December 31, 2022 and 2021, securities of $9 million and $2 million are fair valued using techniques incorporating unobservable inputs and are classified in Level 3 of the fair value hierarchy, respectively. For these assets, their unobservable inputs and ranges of possible inputs do not materially affect their fair valuations and have been excluded from the quantitative information in the tables above.

Policy loans that support funds withheld reinsurance agreements that are held at fair value under the fair value option on the Company’s Consolidated Balance Sheets are excluded from the tables above. These policy loans do not have a stated maturity and the balances, plus accrued investment income, are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans, which includes accrued investment income, approximates fair value and are classified as Level 3 within the fair value hierarchy.

Funds withheld payable under reinsurance treaties, for funds withheld payable held at fair value under the fair value option and the Athene Embedded Derivative, are excluded from the tables above. The fair value of funds withheld payable under reinsurance treaties, excluding the Athene Embedded Derivative, is determined based upon the fair value of the investments held by the Company related to the Company’s funds withheld payable under reinsurance treaties. The Athene Embedded Derivative utilizes a total return swap technique which incorporates the fair value of the invested assets supporting the reinsurance agreement as a component of the valuation. As a result, these valuations for the funds withheld payable under reinsurance treaties and the Athene Embedded Derivative require certain significant inputs which are generally not observable and, accordingly, the valuation is considered Level 3 in the fair value hierarchy.

The GMIB reinsurance recoverable fair value calculation is based on the present value of future cash flows comprised of future expected reinsurance benefit receipts, less future attributed premium payments to reinsurers, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

Embedded derivatives classified in Level 3 represent the fair value of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum accumulation benefits (“GMAB”). These fair value calculations are based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires actuarially determined assumptions related to expectations concerning policyholder behavior and long-term market volatility. The more significant policyholder behavior actuarial assumptions include benefit utilization, fund allocation, lapse, and mortality.

The tables below provide roll forwards for the years ended December 31, 2022 and 2021 of the financial instruments for which significant unobservable inputs (Level 3) are used in the fair value measurement. Gains and losses in the tables below include changes in fair value due partly to observable and unobservable factors. The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instruments hedging the related risks may not be classified within the same fair value hierarchy level as the associated assets and liabilities. Therefore, the impact of the derivative instruments reported in Level 3 may vary significantly from the total income effect of the hedged instruments.

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2022		2022	Income	Income	Settlements	Level 3	2022
Assets
	Equity securities	2	(1)	—	—	—	1
	Mortgage loans	—	(7)	—	589	—	582
	Limited partnerships	1	(1)	—	—	14	14
	GMIB reinsurance recoverable	262	(92)	—	—	—	170
	Policy loans	3,467	29	—	(77)	—	3,419

Liabilities
	Embedded derivative assets (liabilities)	$(2,626)	$4,780	$—	$—	$—	$2,154
	Funds withheld payable under reinsurance treaties	(3,759)	3,249	—	86	—	(424)

			Total Realized/Unrealized Gains (Losses) Included in
					Purchases,
		Fair Value			Sales,	Transfers	Fair Value
		as of		Other	Issuances	in and/or	as of
		January 1,	Net	Comprehensive	and	(out of)	December 31,
December 31, 2021		2021	Income	Income	Settlements	Level 3	2021
Assets
	Equity securities	$2	$—	$—	$—	$—	$2
	Limited partnerships	1	—	—	—	—	1
	GMIB reinsurance recoverable	340	(78)	—	—	—	262
	Policy loans	3,454	(2)	—	15	—	3,467

Liabilities
	Embedded derivative assets (liabilities)	$(5,592)	$2,966	$—	$—	$—	$(2,626)
	Funds withheld payable under reinsurance treaties	(4,453)	708	—	(14)	—	(3,759)

The components of the amounts included in purchases, sales, issuances and settlements for the years ended December 31, 2022 and 2021 shown above are as follows (in millions):

December 31, 2022	Purchases	Sales	Issuances	Settlements	Total
Assets
Mortgage loans	$632	$(43)	$—	$—	$589
Policy loans	—	—	215	(292)	(77)
Total	$632	$(43)	$215	$(292)	$512

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(222)	$308	$86

December 31, 2021	Purchases	Sales	Issuances	Settlements	Total
Assets
Policy loans	$—	$—	$261	$(246)	$15

Liabilities
Funds withheld payable under reinsurance treaties	$—	$—	$(468)	$454	$(14)

In 2022 and 2021, there were $14 million and nil transfers from NAV equivalent to Level 3, respectively. In 2022 and 2021, there were no transfers from Level 3 to Level 2. In 2022 and 2021, there were no transfers from Level 2 to Level 3, respectively.

The portion of gains (losses) included in net income (loss) or other comprehensive income (loss) ("OCI") attributable to the change in unrealized gains and losses on Level 3 financial instruments still held was as follows (in millions):

	Year Ended December 31,
	2022		2021
	Included in Net Income	Included in OCI	Included in Net Income	Included in OCI
Assets
Equity securities	$(1)	$—	$—	$—
Mortgage loans	(7)	—	—	—
Limited partnerships	(1)	—	—	—
GMIB reinsurance recoverable	(92)	—	(78)	—
Policy loans	29	—	(2)	—

Liabilities
Embedded derivative (assets) liabilities	$4,780	$—	$2,966	$—
Funds withheld payable under reinsurance treaties	3,249	—	708	—

Fair Value of Financial Instruments Carried at Other Than Fair Value

The following is a discussion of the methodologies used to determine fair values of the financial instruments measured on a nonrecurring basis reported in the following table.

Mortgage Loans

Fair values are generally determined by discounting expected future cash flows at current market interest rates, inclusive of a credit spread, for similar quality loans. For loans whose value is dependent on the underlying property, fair value is the estimated value of the collateral. Certain characteristics considered significant in determining the spread or collateral value may be based on internally developed estimates. As a result, these investments have been classified as Level 3 within the fair value hierarchy.

Mortgage loans held under the funds withheld reinsurance agreement are valued using third-party pricing services, which may use economic inputs, geographical information, and property specific assumptions in deriving the fair value price. The Company reviews the valuations from these pricing providers to ensure they are reasonable. Due to lack of observable inputs, these investments have been classified as Level 3 within the fair value hierarchy.

Policy Loans

Policy loans are funds provided to policyholders in return for a claim on the policies values and function like demand deposits which are redeemable upon repayment, death or surrender, and there is only one market price at which the transaction could be settled – the then current carrying value. The funds provided are limited to the cash surrender value of the underlying policy. The nature of policy loans is to have a negligible default risk as the loans are fully collateralized by the value of the policy. Policy loans do not have a stated maturity and the balances and accrued interest are repaid either by the policyholder or with proceeds from the policy. Due to the collateralized nature of policy loans and unpredictable timing of payments, the Company believes the carrying value of policy loans approximates fair value. The non-reinsurance related component of policy loans has been classified as Level 3 within the fair value hierarchy.

FHLBI Capital Stock

FHLBI capital stock, which is included in other invested assets, can only be sold to FHLBI at a constant price of $100 per share. Due to the lack of valuation uncertainty, the investment has been classified as Level 1.

Other Contract Holder Funds

Fair values for immediate annuities without mortality features are derived by discounting the future estimated cash flows using current market interest rates for similar maturities. Fair values for deferred annuities, including the fixed option on variable annuities, fixed annuities, fixed index annuities and RILAs, are determined using projected future cash flows discounted at current market interest rates.

Fair values for guaranteed investment contracts are based on the present value of future cash flows discounted at current market interest rates.

Fair values for trust instruments supported by funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Fair values of the FHLB funding agreements are based on the present value of future cash flows discounted at current market interest rates.

Funds Withheld Payable Under Reinsurance Treaties

The fair value of the funds withheld payable is equal to the fair value of the assets held as collateral, which primarily consists of bonds, mortgages, limited partnerships, and cash and cash equivalents. The fair value of the assets generally uses industry standard valuation techniques as described above and the funds withheld payable components are valued consistent with the assets in the fair value hierarchy.

Debt

Fair values for the Company’s surplus notes and long-term debt are generally determined by prices obtained from independent broker dealers or discounted cash flow models. Such prices are derived from market observable inputs and are classified as Level 2. The Squire Surplus Note, as described in Note 11, is set equal to the carrying value and is classified as Level 3.

Securities Lending Payable

The Company’s securities lending payable is set equal to the cash collateral received. Due to the short-term nature of the loans, carrying value is a reasonable estimate of fair value and is classified as Level 2.

FHLB Advances

Carrying value of the Company’s FHLB advances, which are included in other liabilities, is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Repurchase Agreements

Carrying value of the Company’s repurchase agreements is considered a reasonable estimate of fair value due to their short-term maturities and are classified as Level 2.

Separate Account Liabilities

The values of separate account liabilities are set equal to the values of separate account assets, which are comprised of investments in mutual funds that transact regularly, but do not trade in active markets as they are not publicly available, and, are categorized as Level 2.

The table below presents the carrying amount and fair value by fair value hierarchy level of certain financial instruments that are not reported at fair value (in millions):

	December 31, 2022
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$10,967	$10,259	$—	$—	$10,259
Policy loans	957	957	—	—	957
FHLBI capital stock	146	146	146	—	—
Receivables from affiliates	179	179	—	—	179

Liabilities
Annuity reserves (1)	$36,008	$31,077	$—	$—	$31,077
Reserves for guaranteed investment contracts (2)	1,128	1,099	—	—	1,099
Trust instruments supported by funding agreements (2)	5,887	5,760	—	—	5,760
FHLB funding agreements (2)	2,004	2,104	—	—	2,104
Funds withheld payable under reinsurance treaties (3)	22,533	22,533	—	—	22,533
Debt	470	492	—	334	158
Securities lending payable	33	33	—	33	—
Repurchase agreements	1,012	1,012	—	1,012	—
Separate account liabilities (4)	195,906	195,906	—	195,906	—

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Assets
Mortgage loans	$11,482	$11,910	$—	$—	$11,910
Policy loans	1,007	1,007	—	—	1,007
FHLBI capital stock	125	125	125	—	—
Receivables from affiliates	197	197	—	—	197

Liabilities
Annuity reserves (1)	$36,084	$44,391	$—	$—	$44,391
Reserves for guaranteed investment contracts (2)	894	923	—	—	923
Trust instruments supported by funding agreements (2)	5,986	6,175	—	—	6,175
FHLB funding agreements (2)	1,950	1,938	—	—	1,938
Funds withheld payable under reinsurance treaties	24,533	24,533	537	19,127	4,869
Debt	494	563	—	386	177
Securities lending payable	14	14	—	14	—
Repurchase agreements	1,572	1,572	—	1,572	—
Separate account liabilities (4)	248,949	248,949	—	248,949	—

(1) Annuity reserves represent only the components of other contract holder funds that are considered to be financial instruments. The fair value amounts shown in the table for 2021 have been revised for an immaterial error related to the historical disclosure for annuity reserves not reported at fair value within the Fair Value Measurement note to the Consolidated Financial Statements. The prior period error did not impact the Consolidated Balance Sheets.

(2) Included as a component of other contract holder funds on the Consolidated Balance Sheets.
(3) Excludes $715 million of limited partnership investments measured at NAV at December 31, 2021.
(4) The values of separate account liabilities are set equal to the values of separate account assets.

7.    Deferred Acquisition Costs and Deferred Sales Inducements

Deferred Acquisition Costs

Under current accounting guidance, certain costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as deferred acquisition costs ("DAC"). These costs primarily pertain to commissions and certain costs associated with policy issuance and underwriting. All other acquisition costs are expensed as incurred.

DAC are increased by interest thereon and amortized into income in proportion to anticipated premium revenues for traditional life policies and in proportion to estimated gross profits, including net gains (losses) on derivatives and investments, for annuities and interest-sensitive life products. Due to volatility of certain factors that affect gross profits, including net gains (losses) on derivatives and investments, amortization may be a benefit or a charge in any given period. In the event of negative amortization, the related DAC balance is capped at the initial amount capitalized, plus interest. Unamortized DAC are written off when a contract is internally replaced and substantially changed. DAC is reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC. Any amount deemed unrecoverable is written off with a charge through DAC amortization. Other than the amounts related to the Athene Reinsurance Transaction in 2020 noted below, no such write-offs were required for 2022 and 2021.

As available-for-sale debt securities are carried at fair value, an adjustment is made to DAC equal to the change in amortization that would have occurred if such securities had been sold at their stated fair value and the proceeds reinvested at current yields. This adjustment, along with the change in net unrealized gains (losses) on available-for-sale debt securities, net of applicable tax, is credited or charged directly to equity as a component of other comprehensive income. At December 31, 2022 and 2021, DAC increased to $221 million and decreased to $60 million, respectively, to reflect this adjustment.

For variable annuity business, the Company employs a mean reversion methodology that is applied with the objective of adjusting the amortization of DAC that would otherwise be highly volatile due to fluctuations in the level of future gross profits arising from changes in equity market levels. The mean reversion methodology achieves this objective by applying a dynamic adjustment to the assumption for short-term future investment returns. Under this methodology, the projected returns for the next five years are set such that, when combined with the actual returns for the current and preceding two years, the average rate of return over the eight-year period is 7.15% for 2022 and 2021, after external investment management fees. The mean reversion methodology does, however, include a cap and a floor of 15% and 0% per annum, respectively, on the projected return for each of the next five years. At December 31, 2022 and 2021, projected returns under mean reversion were within the range bound by the 15% cap and 0% floor. At both December 31, 2022 and 2021, projected returns after the next five years were set at 7.15%.

The Company evaluated the recoverability of previously established DAC assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining DAC on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of DAC for the year ended December 31, 2020 included a write-off of $626 million, related to the blocks of fixed and fixed-index annuity business, as a result of the Athene Reinsurance Transaction (see Note 8 to Consolidated Financial Statements for a description of the Athene Reinsurance Transaction).

The balances of, and changes in, deferred acquisition costs were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of period	$14,246	$13,897	$12,334
Deferrals of acquisition costs	624	789	739
Amortization	(1,743)	(519)	534
Unrealized investment (gains) losses	280	79	290
Balance, end of period	13,407	14,246	13,897

Actuarial Assumption Changes (Unlocking)

Annually, or as circumstances warrant, the Company conducts a comprehensive review of the assumptions used for its estimates of future gross profits underlying the amortization of DAC and deferred sales inducements ("DSI"), as well as the valuation of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include, but may not be limited to, policyholder behavior, mortality rates, expenses, projected hedging costs, investment returns and policy crediting rates. Based on this review, the cumulative balances of DAC, DSI and life and annuity guaranteed benefit reserves are adjusted with a corresponding benefit or charge to net income.

Deferred Sales Inducements

Certain sales inducement costs that are directly related to the successful acquisition of new or renewal insurance business are capitalized as DSI. Bonus interest on deferred fixed annuities and contract enhancements on fixed index annuities and variable annuities are capitalized as DSI and included in other assets. DSI are increased by interest thereon and amortized into income in proportion to estimated gross profits, including net gains (losses) on derivatives and investments. DSI are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts. Any amount deemed unrecoverable is written off with a charge through DSI amortization. Other than the amounts related to the Athene Reinsurance Transaction in 2020 noted below, no such write-offs were required for 2022, 2021, and 2020.

The Company evaluated the recoverability of previously established DAC and DSI assets in accordance with ASC 944-30-35-22. The Company determined it was appropriate to immediately write-off the remaining DAC and DSI costs on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing. Accordingly, amortization of DSI costs for the year ended December 31, 2020 included a write-off of $138 million, related to the blocks of fixed and fixed-index annuity business, as a result of the Athene Reinsurance Transaction.

The balances of and changes in deferred sales inducements, which are reported in other assets, were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of year	$77	$77	$130
Deferrals of sales inducements	4	1	3
Amortization	(4)	(2)	(144)
Unrealized investment losses (gains)	2	1	88
Balance, end of year	79	77	77

8.     Reinsurance

The Company assumes and cedes reinsurance from and to other insurance companies to limit losses from large exposures. However, if the reinsurer is unable to meet its obligations, the originating issuer of the coverage retains the liability. The Company reinsures certain of its risks to other reinsurers under a coinsurance, modified coinsurance, or yearly renewable term basis. The Company regularly monitors the financial strength ratings of its reinsurers.

The Company has also acquired certain lines of business that are wholly ceded to non-affiliates. These include both direct and assumed accident and health business, direct and assumed life insurance business, and certain institutional annuities.

The Company’s GMIBs are reinsured with an unrelated party and due to the net settlement provisions of the reinsurance agreement, meet the definition of a derivative. Accordingly, the GMIB reinsurance agreement is recorded at fair value on the Company’s Consolidated Balance Sheets, with changes in fair value recorded in net gains (losses) on derivatives and investments. GMIB reinsured benefits are subject to aggregate annual claim limits. Deductibles also apply on reinsurance of GMIB business issued since March 1, 2005. The Company discontinued offering the GMIB in 2009.

At December 31, 2022 and 2021, the Company had an ACL of $15 million and $12 million, respectively, on its reinsurance recoverables, which are reported net of ACL on the Consolidated Balance Sheets. The ACL considers the credit quality of the reinsurer and is generally determined based on probability of default and loss given default assumptions, after considering any applicable collateral arrangements. Additions to or releases of the allowance were reported in death, other policyholder benefits, and changes in reserves, net of deferrals in the Consolidated Income Statements.

Reinsurance and Funds Withheld Payable Under Reinsurance Treaties

Ceded reinsurance agreements are reported on a gross basis on the Company’s Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other assets or liabilities for amounts, such as premiums, owed to or due from reinsurers. Reinsurance assumed and ceded premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premium income and benefit expenses are reported net of reinsurance assumed and ceded.

Athene Reinsurance

The Company entered into a funds withheld coinsurance agreement with Athene effective June 1, 2020 to reinsure on 100% quota share basis, a block of Jackson’s in-force fixed and fixed-index annuity product liabilities in exchange for a $1.2 billion ceding commission (the "Athene Reinsurance Agreement").

The Athene Reinsurance Agreement required the Company to establish a segregated account in which the investments supporting the ceded obligations are maintained. While the economic benefits of the investments flow to Athene, the Company retains physical possession and legal ownership of the investments supporting the reserves. Upon closing of the transaction, the Company placed investments into the segregated account with a statutory book value of $25.6 billion. The investments maintained in the segregated account are valued at statutory carrying value for purposes of determining periodic settlement amounts under the Athene Reinsurance Agreement. Further, the investments in the segregated account are not available to settle any policyholder obligations other than those specifically covered by the Athene Reinsurance Agreement and are not available to settle obligations to general creditors of the Company. The profit and loss with respect to obligations ceded to Athene are included in periodic net settlements pursuant to the Athene Reinsurance Agreement. To further support its obligations under the Athene Reinsurance Agreement, Athene procured $1.2 billion in letters of credit for the Company’s benefit and established a trust account for the Company’s benefit, which had a book value of approximately $212 million at December 31, 2022.

As a result of this transaction, the Company evaluated the recoverability of previously established deferred acquisition costs, deferred sales inducement assets, and of cost of reinsurance assets in accordance with ASC 944-30-35-22. The Company’s accounting policy includes reinsurance balances when evaluating recoverability of DAC and DSI. Accordingly, the Company determined it was appropriate to immediately write-off the remaining DAC, DSI and the cost of reinsurance on the business reinsured to Athene as no future profits will be recognized on this business at this aggregated level of recoverability testing.

The following table summarizes the impact of the Athene Reinsurance Transaction on the Consolidated Income Statements (in millions):

December 31, 2020
Contractual ceding commission	$1,202
Cost of reinsurance write-off (1)	(2,520)
DAC and DSI write-off	(764)
Total pretax loss on Athene Reinsurance Transaction	$(2,082)
(1) Cost of reinsurance reflects the net impact of the fair value of assets of $30.1 billion and ceded reserves of $27.6 billion.

Pursuant to the Athene Reinsurance Agreement, the Company holds certain assets as collateral. At December 31, 2022 and 2021, assets held as collateral in the segregated custody account were $19.4 billion and $25.4 billion, respectively.

Swiss Re Reinsurance

The Company has three retrocession reinsurance agreements (“retro treaties”) with Swiss Reinsurance Company Ltd. (“SRZ”). Pursuant to these retro treaties, the Company ceded certain blocks of business to SRZ on a 100% coinsurance basis, subject to pre-existing reinsurance with other parties.

As a result, the Company holds certain assets, primarily in the form of policy loans and debt securities, as collateral for the reinsurance recoverable. Investment income and net gains (losses) on derivatives and investments earned on assets held as collateral are paid by the Company to the reinsurer, pursuant to the terms of the agreements. Investment income and net gains (losses) on derivatives and investments are reported net of net gains (losses) on derivatives and investments on funds withheld payable under reinsurance treaties, with no net impact on the Company’s Consolidated Income Statements.

The Company elected the fair value option for assets which are held as collateral for reinsurance, as well as the related established funds withheld payable as further described below. The value of the funds withheld payable is equal to the fair value of the assets held as collateral.

The income credited to reinsurers on the funds withheld payable for the reinsurance agreements is based on the income earned on those assets, which results in an embedded derivative (total return swap). However, for the funds withheld payable, the changes in fair value are reported in net gains (losses) on derivatives and investments. Accordingly, the embedded derivative is not bifurcated or separately valued.

The following assets and liabilities were held in support of reserves associated with the Company’s funds withheld reinsurance agreements and were reported in the respective financial statement line items in the Consolidated Balance Sheets (in millions):

	December 31,
	2022	2021
Assets
Debt securities, available-for-sale	$13,622	$19,094
Debt securities, at fair value under the fair value option	159	164
Equity securities	77	116
Mortgage loans	4,127	4,739
Mortgage loans, at fair value under the fair value option	582	—
Policy loans	3,435	3,483
Freestanding derivative instruments, net	78	37
Other invested assets	793	715
Cash and cash equivalents	260	438
Accrued investment income	166	162
Other assets and liabilities, net	(73)	(56)
Total assets (1)	$23,226	$28,892

Liabilities
Funds held under reinsurance treaties (2)	$22,957	$29,007
Total liabilities	$22,957	$29,007
(1)     Certain assets are reported at amortized cost while the fair value of those assets is reported in the embedded derivative in the funds withheld liability.
(2)     Includes funds withheld embedded derivative asset (liability) of $3,158 million and $(120) million at December 31, 2022 and 2021, respectively.

The sources of income related to funds withheld under reinsurance treaties reported in net investment income in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Debt securities (1)	$680	$762	$490
Equity securities	(34)	5	2
Mortgage loans (2)	231	179	51
Policy loans	312	314	315
Limited partnerships	149	35	—
Other investment income	1	—	—
Total investment income on funds withheld assets	1,339	1,295	858
Other investment expenses on funds withheld assets (3)	(85)	(107)	(66)
Total net investment income on funds withheld reinsurance treaties	$1,254	$1,188	$792

(1) Includes $(10) million, $(3) million, and $2 million for the years ended December 31, 2022, 2021 and 2020, respectively, related to the change in fair value for securities carried under the fair value option.
(2) Includes $(7) million for the year ended December 31, 2022, and nil for the years ended December 31, 2021 and 2020 respectively, related to the change in fair value for mortgage loans carried under the fair value option.
(3)    Includes management fees.

The gains and losses on funds withheld reinsurance treaties as a component of net gains (losses) on derivatives and investments in the Consolidated Income Statements were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Available-for-sale securities
Realized gains on sale	$43	$536	$2,074
Realized losses on sale	(54)	(52)	(12)
Credit loss expense	(26)	(1)	—
Gross impairments	—	—	(2)
Credit loss expense on mortgage loans	15	23	(47)
Other	(62)	(29)	4
Net gains (losses) on non-derivative investments	(84)	477	2,017
Net gains (losses) on derivative instruments	93	58	(228)
Net gains (losses) on funds withheld payable under reinsurance treaties (1)	2,177	(556)	(1,349)
Total net gains (losses) on derivatives and investments	$2,186	$(21)	$440

(1) Includes the Athene Embedded Derivative gain (loss) of $3,278 million, $707 million and $(827) million for the years ended December 31, 2022, 2021 and 2020, respectively.
While the economic benefits of the funds withheld assets flow to the respective reinsurers, the Company retains physical possession and legal ownership of the investments supporting the reserves. Net investment income and net gains (losses) on derivatives and investments related to the funds withheld assets are included in periodic settlements under the reinsurance agreements which results in the flow of returns on the assets to the reinsurers. Net gains (losses) on the funds withheld assets are increased or decreased by changes in the embedded derivative liability related to the Athene Reinsurance Agreement and include (i) changes in the related funds withheld payable and (ii) amortization of the basis difference between book value and fair value of the investments as of the effective date of the reinsurance agreements.

The effect of reinsurance on premiums and benefits was as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Premiums
Direct	$360	$407	$336
Assumed	40	42	47
Ceded	(291)	(327)	(226)
Total premium	$109	$122	$157

Benefits
Direct	$1,661	$1,454	$1,568
Assumed	866	876	749
Ceded	(920)	(861)	(663)
Change in reserves, net of reinsurance	656	(520)	(341)
Total benefits	$2,263	$949	$1,313

Components of the Company’s reinsurance recoverable were as follows (in millions):

	December 31,
	2022	2021
Reserves:
Life	$5,655	$5,845
Accident and health	523	547
Guaranteed minimum income benefits	170	262
Other annuity benefits (1)	22,495	25,633
Claims liability and other	827	882
Total	$29,670	$33,169
(1)     Other annuity benefits primarily attributable to fixed and fixed index annuities reinsured with Athene.

9.    Reserves for Future Policy Benefits and Claims Payable and Other Contract Holder Funds

For traditional life insurance contracts, which include term and whole life, reserves for future policy benefits are determined using the net level premium method and assumptions as of the issue date or acquisition date as to mortality, interest, lapse and expenses, plus provisions for adverse deviations. These assumptions are not unlocked unless the reserve is determined to be deficient. Interest rate assumptions range from 2.5% to 6.0%. Lapse, mortality, and expense assumptions for recoverability are based primarily on Company experience. The Company’s liability for future policy benefits also includes net liabilities for guaranteed benefits related to certain nontraditional long-duration life and annuity contracts, which are further discussed in Note 10.

Group payout annuities consist of a closed block of defined benefit annuity plans. The liability for future benefits for these limited payment contracts is calculated using assumptions as of the acquisition date as to mortality and expense plus provisions for adverse deviation.

In conjunction with a prior acquisition, the Company recorded a fair value adjustment at acquisition related to certain annuity and interest sensitive liability blocks of business to reflect the cost of the interest guarantees within the in-force liabilities, based on the difference between the guaranteed interest rate and an assumed new money guaranteed interest rate at acquisition. This adjustment was recorded in reserves for future policy benefits and claims payable. This reserve is reassessed at the end of each period, taking into account changes in the in-force block. Any resulting change in the reserve is recorded as a change in policy reserve through the Consolidated Income Statements.

The following table sets forth the Company’s reserves for future policy benefits and claims payable balances (in millions):

	December 31,
	2022	2021
Traditional life	$3,958	$4,278
Guaranteed benefits (1)	1,779	5,477
Claims payable	1,018	1,024
Accident and health	1,164	1,204
Group payout annuities	4,586	4,895
Life contingent payouts	1,153	1,149
Other	597	627
Total	$14,255	$18,654
(1)     Includes net embedded derivative (assets) liabilities related to the GMWB and liabilities related to GMDB.

The following table sets forth the Company’s liabilities for other contract holder funds balances (in millions):

	December 31,
	2022	2021
Interest-sensitive life	$11,197	$11,553
Variable annuity fixed option	10,578	9,751
RILA (1)	1,875	110
Fixed annuity	13,201	14,730
Fixed index annuity (2)	11,937	13,333
GICs, funding agreements and FHLB advances	9,019	8,830
Other	179	187
Total	$57,986	$58,494
(1) Includes the embedded derivative liabilities related to RILA of $205 million and $6000000 million at December 31, 2022 and 2021, respectively.
(2) Includes the embedded derivative liabilities related to fixed index annuity of $931 million and $1,439 million at December 31, 2022 and 2021, respectively.

For interest-sensitive life contracts, liabilities approximate the policyholder’s account value, plus the remaining balance of the fair value adjustment related to previously acquired business, which is further discussed below. The liability for fixed index annuities and registered index linked annuities is based on three components, 1) the imputed value of the underlying guaranteed host contract, 2) the fair value of the embedded option component of the contract, and 3) the liability for guaranteed benefits related to the optional lifetime income rider. For fixed annuities, variable annuity fixed option, and other investment contracts, as included in the above table, the liability is the account value, plus the unamortized balance of the fair value adjustment related to previously acquired business. For payout annuities, as included in the above table, reserves are determined under the methodology for limited-payment contracts (for those with significant life contingencies) or using a constant yield method and assumptions as of the issue date for mortality, interest rates, lapse and expenses plus provisions for adverse deviations. At December 31, 2022, the Company had interest sensitive life business with minimum guaranteed interest rates ranging from 2.5% to 6.0% with a 4.68% average guaranteed rate and fixed interest rate annuities with minimum guaranteed rates ranging from 1.0% to 5.5% and a 1.93% average guaranteed rate.

At December 31, 2022 and 2021, excluding the reinsured business, approximately 93% and 94%, respectively, of the Company’s annuity account values correspond to crediting rates that are at the minimum guaranteed interest rates.

The following tables show the distribution of those annuity account values within the presented ranges of minimum guaranteed interest rates (in millions):

	December 31,2022
Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	RILA	Variable	Total
1.0%	$332	$399	$17	$6,775	$7,523
>1.0% - 2.0%	48	—	—	207	255
>2.0% - 3.0%	832	165	—	3,277	4,274
>3.0% - 4.0%	565	—	—	—	565
>4.0% - 5.0%	270	—	—	—	270
>5.0% - 5.5%	71	—	—	—	71
Subtotal	2,118	564	17	10,259	12,958
Ceded reinsurance	10,477	11,373	—	—	21,850
Total	$12,595	$11,937	$17	$10,259	$34,808

	December 31, 2021
Minimum Guaranteed Interest Rate	Account Value
	Fixed	Fixed Index	RILA	Variable	Total
1.0%	$155	$279	$1	$5,988	$6,423
>1.0% - 2.0%	54	1	—	214	269
>2.0% - 3.0%	876	183	—	3,254	4,313
>3.0% - 4.0%	594	—	—	—	594
>4.0% - 5.0%	276	—	—	—	276
>5.0% - 5.5%	72	—	—	—	72
Subtotal	2,027	463	1	9,456	11,947
Ceded reinsurance	12,086	12,870	—	—	24,956
Total	$14,113	$13,333	$1	$9,456	$36,903

At both December 31, 2022 and 2021, approximately 80% of the Company’s interest sensitive life business account values correspond to crediting rates that are at the minimum guaranteed interest rates. The following table shows the distribution of the interest sensitive life business account values within the presented ranges of minimum guaranteed interest rates, excluding the business that is subject to the previously mentioned retro treaties (in millions):

	December 31,
Minimum Guaranteed Interest Rate	2022	2021
	Account Value - Interest Sensitive Life
>2.0% - 3.0%	$241	$252
>3.0% - 4.0%	2,632	2,736
>4.0% - 5.0%	2,294	2,381
>5.0% - 6.0%	1,883	1,962
Subtotal	7,050	7,331
Retro treaties	4,147	4,222
Total	$11,197	$11,553

The Company has established a $27 billion aggregate Global Medium Term Note ("MTN") program. Jackson National Life Global Funding was formed as a statutory business trust, solely for the purpose of issuing Medium Term Note instruments to institutional investors, the proceeds of which are deposited with the Company and secured by the issuance of funding agreements. The carrying values at December 31, 2022 and 2021 totaled $5.9 billion and $6.0 billion, respectively.

Those Medium Term Note instruments issued in a foreign currency have been hedged for changes in exchange rates using cross-currency swaps. The unrealized foreign currency gains and losses on those Medium Term Note instruments are included in the carrying value of the trust instruments supported by funding agreements.

Trust instrument liabilities are adjusted to reflect the effects of foreign currency translation gains and losses using exchange rates as of the reporting date. Foreign currency translation gains and losses are included in net gains (losses) on derivatives and investments.

Jackson is a member of the FHLBI primarily for the purpose of participating in the bank’s mortgage-collateralized loan advance program with long-term funding facilities. Advances are in the form of long-term notes or funding agreements issued to FHLBI. At December 31, 2022 and 2021, the Company held $146 million and $125 million of FHLBI capital stock, respectively, supporting $2.1 billion and $2.0 billion in funding agreements and long-term borrowings at December 31, 2022 and 2021, respectively.

The Company’s institutional products business is comprised of the traditional guaranteed investment contracts, medium-term funding agreement-backed notes and funding agreements (including agreements issued in conjunction with the Company’s participation in the U.S. Federal Home Loan Bank ("FHLB") program) described above.

10.    Certain Non-traditional Long-Duration Contracts and Variable Annuity Guarantees

Variable Annuity Guarantees

Variable annuity contracts issued by the Company offer various guaranteed minimum death, withdrawal, income and accumulation benefits. Certain benefits, including non-life contingent components of guaranteed minimum withdrawal benefits (“GMWB”) and guaranteed minimum withdrawal benefits for life (“GMWB for Life”), guaranteed minimum accumulation benefits (“GMAB”) and the reinsurance recoverable on the Company’s guaranteed minimum income benefits (“GMIB”), are recorded at fair value. Guaranteed benefits that are not subject to fair value accounting are accounted for as insurance benefits. Variable annuity embedded derivatives are carried at fair value on the Company’s balance sheet as a component of reserves for future policy benefits and claims payable. The Company discontinued offering the GMIB in 2009 and GMAB in 2011.

The non-life contingent component of GMWB and GMWB for Life contracts consists of those guaranteed withdrawal amounts paid to the contract holder in excess of the account value of the contract, up to the amount of the living benefit base. Withdrawal amounts paid to the contract holder in excess of the living benefit base are considered life contingent and are accounted for as insurance benefits. GMABs and non-life contingent components of GMWB and GMWB for Life contracts are recorded at fair value with changes in fair value recorded in net gains (losses) on derivatives and investments. The fair value of the reserve is based on the expectations of future benefit payments and certain future fees associated with the benefits. At the inception of the contract, the Company attributes to the embedded derivative a portion of rider fees collected from the contract holder, which is then held static in future valuations. Those fees, generally referred to as the attributed fees, are set such that the present value of the attributed fees is equal to the present value of future claims expected to be paid under the guaranteed benefit at the inception of the contract. In subsequent valuations, both the present value of future benefits and the present value of attributed fees are revalued based on current market conditions and policyholder behavior assumptions. The difference between each of the two components represents the fair value of the embedded derivative. Thus, when unfavorable equity market movements cause declines in the contract holder’s account value relative to the guarantee benefit, the valuation of future expected claims would generally increase relative to the measurement performed at the inception of the contract, resulting in an increase in the fair value of the embedded derivative liability (and vice versa).

Fair values for GMWB, GMWB for Life, and GMAB embedded derivatives, as well as GMIB reinsurance recoverables, are calculated using internally developed models because active, observable markets do not exist for those guaranteed benefits.

The fair value calculation is based on the present value of future cash flows comprised of future expected benefit payments, less future attributed rider fees, over the lives of the contracts. Estimating these cash flows requires numerous estimates and subjective judgments related to capital market inputs, as well as actuarially determined assumptions related to expectations regarding policyholder behavior. Capital market inputs include expected market rates of return, market volatility, correlations of market index returns to funds, fund performance and discount rates. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience. The more significant actuarial assumptions include benefit utilization by policyholders, lapse, mortality, and withdrawal rates. Best estimate assumptions plus risk margins are used as applicable.

At each valuation date, the fair value calculation reflects expected returns based on constant maturity treasury rates as of that date to determine the value of expected future cash flows produced in a stochastic process. Volatility assumptions are based on available market data for implied market volatility for durations up to 10 years, grading to a historical volatility level by year 15, where such long-term historical volatility levels contain an explicit risk margin. Risk margins are also incorporated into the model assumptions, particularly for policyholder behavior. Estimates of future policyholder behavior are subjective and are based primarily on the Company’s experience.

The fair value of a liability reflects the effect of nonperformance risk. Nonperformance risk includes, but may not be limited to, a reporting entity’s own credit risk. Non-performance risk is incorporated into the calculation through the adjustment of the risk-free rate curve based on spreads indicated by a blend of yields on similarly-rated peer debt and yields on Jackson Financial debt (adjusted to operating company levels).

As markets change, mature and evolve and actual policyholder behavior emerges, management regularly evaluates the appropriateness of its assumptions for this component of the fair value model.

The use of the models and assumptions described above requires a significant amount of judgment. Management believes the aggregation of each of these components results in an amount that the Company would be required to transfer for a liability, or receive for an asset, to or from a willing buyer or seller, if one existed, for those market participants to assume the risks associated with the guaranteed benefits and the related reinsurance. However, the ultimate settlement amount of the asset or liability, which is currently unknown, could be significantly different than this fair value.

The Company issues variable contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (“traditional variable annuities”). The Company also issues variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contract holder (“variable contracts with guarantees”) either a) return of no less than total deposits made to the account adjusted for any partial withdrawals, b) total deposits made to the account adjusted for any partial withdrawals plus a minimum return, or c) the highest account value on a specified anniversary date adjusted for any withdrawals following the contract anniversary. These guarantees include benefits that are payable in the event of death (guaranteed minimum death benefits, or "GMDB"), at annuitization (GMIB), upon the depletion of funds (GMWB) or at the end of a specified period (GMAB).

The assets supporting the variable portion of both traditional variable annuities and variable contracts with guarantees are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for separate account liabilities. Liabilities for guaranteed benefits, including net embedded derivatives, are general account obligations and are reported in reserves for future policy benefits and claims payable. Amounts assessed against the contract holders for mortality, administrative, and other services are reported in revenue as fee income. Changes in liabilities for minimum guarantees are reported within death, other policy benefits and change in policy reserves within the Consolidated Income Statements with the exception of changes in embedded derivatives, which are included in net gains (losses) on derivatives and investments. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the Consolidated Income Statements.

Fixed Index Annuities

The equity-linked option associated with fixed index annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s Consolidated Balance Sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the underlying guaranteed account value growth. This host reserve is a component of other contract holder funds on the Company’s Consolidated Balance Sheets. In addition, longevity riders may be issued on fixed index annuities. The benefits for these riders are accounted for as insurance benefits similarly to the life-contingent variable annuity guaranteed benefits described above, and are a component of reserves for future policy benefits and claims payable on the Company’s Consolidated Balance Sheets.

RILA

The equity-linked option associated with registered index linked annuities issued by the Company is accounted for at fair value as an embedded derivative on the Company’s Consolidated Balance Sheets as a component of other contract holder funds, with changes in fair value recorded in net income. The fair value is determined using an option-budget method with capital market inputs of market index returns and discount rates as well as actuarial assumptions including lapse, mortality and withdrawal rates. Thus, favorable equity market movements cause increases in future contract holder benefits, resulting in an increase in the fair value of the embedded derivative liability (and vice versa). The Company also establishes a host contract reserve to support the associated account value growth and policyholder benefits. This host reserve is a component of other contract holder funds on the Company’s Consolidated Balance Sheets.

Separate Account Assets and Liabilities

The Company maintains separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. At December 31, 2022 and 2021, the assets and liabilities associated with variable life and annuity contracts were $196 billion and $249 billion, respectively. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company. Separate account net investment income, net investment realized and unrealized gains and losses, and the related liability changes are offset within the same line item in the Consolidated Income Statements. Amounts assessed against the contract holders for mortality, variable annuity benefit guarantees, administrative, and other services are reported in revenue as fee income.

Included in the assets and liabilities described above is a Company issued group variable annuity contract designed for use in connection with and issued to the Company’s Defined Contribution Retirement Plan. These deposits are allocated to the Jackson National Separate Account – II, which had balances of $284 million and $390 million at December 31, 2022 and 2021, respectively. The Company receives administrative fees for managing the funds. These fees are recorded as earned and included in fee income in the Consolidated Income Statements.

At December 31, 2022 and 2021, the Company provided variable annuity contracts with guarantees, for which the net amount at risk is defined as the amount of guaranteed benefit in excess of current account value, as follows (dollars in millions):

	Minimum Return	Account Value	Net Amount at Risk	Weighted Average Attained Age	Average Period until Expected Annuitization

December 31, 2022
Return of net deposits plus a minimum return
GMDB	0-6%	$152,267	$8,812	69.3 years
GMWB - Premium only	0%	2,123	58
GMWB	0-5%*	169	14
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		11,255	2,406	70.5 years
GMWB - Highest anniversary only		2,992	559
GMWB		889	127
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	7,677	2,309	72.3 years
GMIB	0-6%	1,209	752		0.5 years
GMWB	0-8%*	142,361	41,148

				Weighted Average Attained Age	Average Period until Expected Annuitization
	Minimum Return	Account Value	Net Amount at Risk

December 31, 2021
Return of net deposits plus a minimum return
GMDB	0-6%	$194,060	$2,124	68.7 years
GMWB - Premium only	0%	2,937	7
GMWB	0-5%*	245	8
Highest specified anniversary account value minus withdrawals post-anniversary
GMDB		14,806	93	69.8 years
GMWB - Highest anniversary only		3,919	33
GMWB		643	44
Combination net deposits plus minimum return, highest specified anniversary account value minus withdrawals post-anniversary
GMDB	0-6%	9,896	522	71.9 years
GMIB	0-6%	1,662	463		0.5 years
GMWB	0-8%*	181,457	4,295

* Ranges shown based on simple interest. The upper limits of 5% or 8% simple interest are approximately equal to 4.1% and 6.0%, respectively, on a compound interest basis over a typical 10-year bonus period. The combination GMWB category also includes benefits with a defined increase in the withdrawal percentage under pre-defined non-market conditions.

Amounts shown as GMWB above include a ‘not-for-life’ component up to the point at which the guaranteed withdrawal benefit is exhausted, after which benefits paid are considered ‘for-life’ benefits. The ‘not-for-life’ portion is valued as an embedded derivative, while the ‘for-life’ benefits are valued as an insurance liability (see below). For this table, the net amount at risk of the ‘not-for-life’ component is the undiscounted excess of the guaranteed withdrawal benefit over the account value, and that of the ‘for-life’ component is the estimated value of additional life contingent benefits paid after the guaranteed withdrawal benefit is exhausted.

Account balances of contracts with guarantees were invested in variable separate accounts as follows (in millions):

	December 31,
	2022	2021
Fund type:
Equity	$118,858	$154,368
Bond	16,047	20,207
Balanced	34,693	43,185
Money market	2,243	1,564
Total	$171,841	$219,324

GMDB liabilities reflected in the general account were as follows (in millions):

	December 31,
	2022	2021
Balance as of beginning of period	$1,370	$1,418
Incurred guaranteed benefits	1,058	55
Paid guaranteed benefits	(219)	(103)
Balance as of end of period	$2,209	$1,370
The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the liability balance through the Consolidated Income Statements, within death, other policy benefits and change in policy reserves, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at both December 31, 2022 and 2021 (except where otherwise noted):

•Use of a series of stochastic investment performance scenarios, based on historical average market volatility.
•Mean investment performance assumption of 7.15%, after investment management fees, but before external investment advisory fees and mortality and expense charges.
•Mortality equal to 40% to 100% of the 2012 Individual Annuity Mortality basic table improved using Scale G through 2019.
•Lapse rates varying by contract type, duration and degree the benefit is in-the-money and ranging from 0.3% to 27.9% (before application of dynamic adjustments).
•Discount rates: 7.15% on 2020 and later issues, 7.4% on 2013 through 2019 issues, 8.4% on 2012 and prior issues.

Most GMWB reserves are considered derivatives under current accounting guidance and are recognized at fair value, as previously defined, with the change in fair value reported in net income (as net gains (losses) on derivatives and investments).The fair value of these embedded derivatives is determined using stochastic modeling and inputs as further described in Note 6. The GMWB net embedded derivative (asset) liability of $(2,154) million and $2,626 million at December 31, 2022 and 2021, respectively, and was reported in reserves for future policy benefits and claims payable.

The Company has also issued certain GMWB products that guarantee payments over a lifetime. Reserves for the portion of these benefits after the point where the guaranteed withdrawal balance is exhausted are calculated using assumptions and methodology similar to the GMDB liability. At December 31, 2022 and 2021, these GMWB reserves totaled $441 million and $196 million, respectively, and were reported in reserves for future policy benefits and claims payable.

GMAB benefits were offered on some variable annuity products. However, the Company no longer offers these benefits and all have expired as of June 30, 2021.

The direct GMIB liability is determined at each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the direct GMIB liability are consistent with those used for calculating the GMDB liability. At December 31, 2022 and 2021, GMIB reserves before reinsurance totaled $142 million and $78 million, respectively.

Other Liabilities – Insurance and Annuitization Benefits

The Company has established additional reserves for life insurance business for universal life plans with secondary guarantees, interest-sensitive life plans that exhibit “profits followed by loss” patterns and account balance adjustments to tabular guaranteed cash values on one interest-sensitive life plan.

Liabilities for these benefits, as established according to the methodologies described below, are as follows:

	December 31, 2022			December 31, 2021
Benefit Type	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age	Liability (in millions)	Net Amount at Risk (in millions)	Weighted Average Attained Age
Insurance benefits *	$950	$17,427	64.6 years	$943	$18,506	64.0 years
Account balance adjustments	146	N/A	N/A	141	N/A	N/A
*    Amounts for the universal life benefits are for the total of the plans containing any policies having projected non-zero excess benefits, and thus may include some policies with zero projected excess benefits.

The following assumptions and methodology were used to determine the universal life insurance benefit liability for the periods referenced in the table above:

•Use of a series of deterministic premium persistency scenarios.
•Other experience assumptions similar to those used in amortization of deferred acquisition costs.
•Discount rates equal to credited interest rates, approximately 3.0% to 5.5% at both December 31, 2022 and 2021, respectively.

The Company also has a small closed block of two-tier annuities, where different crediting rates are used for annuitization and surrender benefit calculations. A liability is established to cover future annuitization benefits in excess of surrender values and was immaterial to the Consolidated Financial Statements at both December 31, 2022 and 2021, respectively. The Company also offers an optional lifetime income rider with certain of its fixed index annuities. The liability established for this rider before reinsurance was $58 million and $37 million at December 31, 2022 and 2021, respectively.

11.    Long-Term Debt

Liabilities for the Company’s debt are primarily carried at an amount equal to the principal balance net of any unamortized original issuance discount or premium. Original issuance discount or premium and any debt issue costs, if applicable, are recognized as a component of interest expense over the period the debt is expected to be outstanding.

The aggregate carrying value of long-term debt was as follows (in millions):

	December 31,
	2022	2021
Long-Term Debt
Surplus notes	$408	$427
FHLBI bank loans	62	67
Total long-term debt	$470	$494
At December 31, 2022, the above borrowings were all due after five years.

Surplus Notes

Under Michigan insurance law, for statutory reporting purposes, the surplus notes are not part of the legal liabilities of the Company and are considered surplus funds. Payments of interest or principal may only be made with the prior approval of the Michigan Director of Insurance and only out of surplus earnings which the director determines to be available for such payments under Michigan insurance law.

On March 15, 1997, the Company issued 8.2% surplus notes in the principal amount of $250 million due March 15, 2027. These surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims and may not be redeemed at the option of the Company or any holder prior to maturity. Interest is payable semi-annually on March 15th and September 15th of each year. Interest expense on the notes was $20 million, $20 million, and $21 million for the years ended December 31, 2022, 2021 and 2020, respectively.

In conjunction with a reserve financing transaction, Squire Re II issued a surplus note (the "Squire Surplus Note") to an affiliate. The Squire Surplus Note matures December 30, 2031 and bears interest at 4.4%, payable quarterly. Interest expense on the Squire Surplus Note was $6 million, $8 million, and $10 million for the years ended December 31, 2022, 2021 and 2020, respectively.

FHLB Loans

The Company received loans of $50 million from the FHLBI under its community investment program in both 2015 and 2014, which amortize on a straight-line basis over the loan term. The weighted average interest rate on these loans was 1.7% and 0.1% for the years ended December 31, 2022 and 2021, respectively.

The outstanding balance on these loans was $62 million and $67 million at December 31, 2022 and 2021, respectively. At December 31, 2022 and 2021, the loans were collateralized by mortgage-related securities and commercial mortgage loans with a carrying value of $96 million and $95 million, respectively.

12.     Federal Home Loan Bank Advances

The Company entered into an advance program with the FHLBI in which interest rates were either fixed or variable based on the FHLBI cost of funds or market rates. Advances of nil were outstanding at both December 31, 2022 and 2021 and were recorded in other liabilities.

13.     Income Taxes

U.S. Tax Law Changes

On August 16, 2022, President Biden signed the Inflation Reduction Act of 2022 (“IRA”) into law. The IRA includes a new Federal alternative minimum tax (“AMT”), effective in 2023, that is based on 15% of an applicable corporation’s adjusted financial statement income (“AFSI”). A corporation will be subject to the AMT if its average pre-tax AFSI over three prior years (starting with 2020-2022) is greater than $1 billion (an “applicable corporation”). Upon becoming an applicable corporation, an entity will remain so for all future years, except under limited circumstances. The corporation’s AMT liability is payable to the extent the AMT liability exceeds regular corporate income tax. However, any AMT paid would be indefinitely available as a credit carryover that could reduce future regular corporate income tax in excess of AMT. We believe that we will be an applicable corporation starting in 2023. That determination is based on interpretations and assumptions we have made regarding the AMT provisions of the IRA, which may change once regulatory guidance is issued. As of December 31, 2022, we have not recorded any provision for the AMT. The U.S. Department of the Treasury is expected to issue regulatory guidance throughout 2023.

The IRA also creates a 1% excise tax on stock buybacks of publicly-traded U.S. corporations. Starting in 2023, such excise tax generally applies if a company repurchases in excess of $1 million worth of its stock in any given calendar year. The impact of this provision will be dependent on the extent of share repurchases made in future periods. It is anticipated that there will be no impact to the Company as any excise tax incurred on corporate stock repurchases will not be reported as income tax expense and generally will be recognized as part of the cost basis of the treasury stock recorded by Jackson Financial.

On March 27, 2020, H.R. 748, the Coronavirus Aid, Relief, and Economic Security Act, “the CARES ACT”, was signed into legislation. The CARES ACT includes tax provisions relevant to businesses that during 2020 impacted taxes related to 2018 and 2019. Some of the significant changes are reducing the interest expense disallowance for 2019 and 2020, allowing the five-year carryback of net operating losses for 2018-2020, suspension of the 80% limitation of taxable income for net operating loss carryforwards for 2018-2020, and the acceleration of depreciation expense from 2018 and forward on qualified improvement property. In 2020, the Company recognized a tax benefit of $16 million as a result of the CARES ACT. In addition, the Taxpayer Certainty & Disaster Tax Relief Act was enacted on December 27, 2020. There was no impact to taxes from this legislation in 2021 or 2020.

Effective Tax Rate

The components of the provision for federal, state and local income taxes were as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Current tax expense (benefit)
Federal	$(43)	$(78)	$(67)
State and local	1	(3)	2
Total current tax expense (benefit)	(42)	(81)	(65)
Deferred tax expense (benefit)
Federal	1,382	675	(703)
State and local	56	22	(73)
Total deferred tax expense (benefit)	1,438	697	(776)
Total income taxes	$1,396	$616	$(841)

For the tax year ended December 31, 2021, current tax benefit includes $24 million benefit of net interest related to tax refunds and $3 million benefit for the reversal of the uncertain tax position.

The federal income tax provisions differ from the amounts determined by multiplying pretax income attributable to the Company by the statutory federal income tax rate of 21% as follows (in millions):

	Years Ended December 31,
	2022	2021	2020
Income taxes at statutory rate	$1,514	$811	$(503)
State income taxes (1)	45	15	(56)
Dividends received deduction	(142)	(146)	(158)
U.S. federal tax reform impact (2)	—	—	(16)
Foreign and other tax credits (3)	(24)	(46)	(61)
Prior year deferred tax benefit	—	—	(53)
Other (4)	3	(18)	6
Income tax (benefit) expense	$1,396	$616	$(841)
Effective tax rate	19.4%	15.9%	35.1%

(1) For the year ended December 31, 2020, includes a benefit of $33 million relating to prior periods.
(2) For the year ended December 31, 2020, the benefit is the result of the CARES Act.
(3) For the years ended December 31, 2022, 2021 and 2020, this primarily represents the benefit from foreign tax credits generated by the fund investments of the variable life and annuity contracts.
(4) Aggregation of insignificant reconciling items that are less than 5% of the computed income tax expense (benefit).

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to tax. The DRD for the current period was estimated using information from the prior year and estimates of current year investments results. The actual current year DRD can vary based on factors including, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

Income Taxes Paid

Income taxes paid (refunded) were $(2) million, $(390) million, and $(4) million in 2022, 2021 and 2020, respectively. The income taxes refunded in 2021 include $(314) million of taxes and $(24) million of net interest related to the IRS audit that closed during 2021 and $(51) million of refunds from the overpayment of 2020 taxes in 2021.

Deferred Taxes and Assessment of Valuation Allowance

The tax effects of significant temporary differences that gave rise to deferred tax assets and liabilities were as follows (in millions):

	December 31,
	2022	2021
Gross deferred tax asset
Difference between financial reporting and the tax basis of:
Policy reserves and other insurance items	$1,838	$2,695
Employee benefits	135	151
Derivative investments	789	1,129
Net unrealized losses	1,294	—
Net operating loss carryforward	547	284
Credit carryforward	—	—
Other	73	11
Total gross deferred tax asset	4,676	4,270
Valuation allowance	(900)	—
Gross deferred tax asset, net of valuation allowance	$3,776	$4,270
Gross deferred tax liability
Difference between financial reporting and the tax basis of:
Deferred acquisition costs and sales inducements	$(2,643)	$(2,870)
Other investment items	(789)	(22)
Net unrealized gains	—	(451)
Other	(29)	(18)
Total gross deferred tax liability	(3,461)	(3,361)
Net deferred tax asset	$315	$909

Deferred income taxes arise from the recognition of temporary differences between the basis of assets and liabilities determined for financial reporting purposes and the basis determined for income tax purposes. Such temporary differences are principally related to the effects of recording certain invested assets at market value, the deferral of acquisition costs and sales inducements and the provisions for future policy benefits and expenses. Deferred tax assets and liabilities are measured using the tax rates expected to be in effect when such benefits are realized.

In 2016, the Company reached an agreement with the IRS regarding the taxation of hedging activities. This agreement requires the current taxation of all unrealized gains and losses on hedge-related investments, but then defers two-thirds of the amount ratably over the following two years. Accordingly, there is an acceleration of taxes incurred currently and a related offset to the taxes being deferred.

The Company is required to evaluate the recoverability of its deferred tax assets and establish a valuation allowance, if necessary, to reduce its deferred tax asset to an amount that is more-likely-than-not to be realizable. Considerable judgment and the use of estimates are required when determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. When evaluating the need for a valuation allowance, the Company considers many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies the Company would employ to avoid a tax benefit from expiring unused.

The Company utilized a three-year rolling calculation of actual comprehensive income before taxes adjusted for permanent items to measure the cumulative losses in recent years. In 2020, the Company entered into a funds withheld coinsurance agreement with Athene. The cumulative comprehensive income includes items that are not indicative of the Company’s ability to generate future taxable income. As such, an adjustment was made to exclude the change in AOCI not attributable to the funds withheld coinsurance agreement with Athene. The change in AOCI attributable to these assets is excluded because our invested assets are generally invested to closely match the duration of our liabilities, which are longer duration in nature, and therefore the Company believes that the period-to-period fair market value fluctuations in AOCI are inconsistent when analyzing trends in our business. The changes in AOCI within the funds withheld account related to the

Athene Reinsurance Transaction are not excluded because they offset the related earnings from the Athene Reinsurance Transaction included in pre-tax income and this appropriately results in removing the impact from the Athene Reinsurance Transaction from the cumulative income test which economically should be minimal over the life of the reinsured business. Based on these factors, it is reasonable that the Company rely on the estimated projection of future income as evidence in assessing the sources of taxable income available to realize the benefit of deferred tax assets.

The Company evaluated each component of the deferred tax asset and assessed the effects of limitations and/or interpretations on the value of such components to be fully recognized in the future. The Company also evaluated the likelihood of sufficient taxable income in the future to offset the available deferred tax assets based on evidence considered to be objective and verifiable. Based on the analysis at December 31, 2022 and 2021, the Company concluded that it is more-likely-than-not, that the $315 million and $909 million, respectively, of net deferred tax assets will be realized through future projected taxable income.

For the year ended December 31, 2022, recent changes in market conditions, including rising interest rates, impacted the unrealized tax gains and losses in the available for sale securities portfolio resulting in deferred tax assets related to net unrealized tax capital losses for the life insurance group. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery, our capital loss carryback capacity, along with reversing capital deferred tax liabilities. As of December 31, 2022, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized. The valuation allowance against deferred taxes at December 31, 2022 of $900 million and at December 31, 2021 of nil is against the portion of the net unrealized tax capital losses in the Company’s available for sale securities portfolio not more-likely-than-not realizable. All of the valuation allowance establishment was allocated to other comprehensive income. The net change in the total valuation allowance for the year ended December 31, 2022 and December 31, 2021 was an increase of $900 million and nil, respectively.

Carryforwards

The following table sets forth the amount and expiration dates of federal and state operating, capital loss and tax credit carryforwards for tax periods indicated. Included in the table is a Section 382 loss carryforward attributable to a previous acquisition. Section 382 of the Internal Revenue Code imposes limitations on the utilization of net operating loss carryforwards. The Section 382 limitation is an annual limitation on the amount of pre-acquisition net operating losses that a corporation may use to offset post-acquisition income. Section 382 further limits certain unrealized built-in losses at the time of acquisition.

	December 31,
	2022	2021
Federal net operating and capital loss carryforwards (1)	$2,377	$1,178
Section 382 net operating loss from previous acquisition (2)	137	137
State net operating and capital loss carryforwards (3)	347	158
Foreign Tax Credit (4)	44	—
Alternative Minimum Credit (5)	6	6
Total	$2,911	$1,479

(1) Unlimited carryforward
(2) Begins to expire in 2026 with annual limitation of approximately $21 million.
(3) For the year ended December 31, 2022, includes $124 million with expiration of 0-20 years, and with $223 million unlimited carryforward.
(4) 10 year carryforward.
(5) Subject to Section 383 limitations.

Accounting for Uncertainty in Income Taxes

The Company determines whether a tax position is more likely than not to be sustained upon examination by tax authorities. The portion of a tax position that is greater than the 50% likelihood of being realized is recorded on the financial statements and any unrecognized part of a position due to uncertainties are recorded as a liability and are charged to income tax in the period that determination is made. The Company has considered both permanent and temporary positions in determining the unrecognized tax benefit. At December 31, 2022, the Company held no reserves related to unrecognized tax benefits. For the year ended December 31, 2021, the Company decreased the reserve by $2 million related to a change in the calculation of its tax basis reserves as a result of the lapse of the statute of limitations, which resulted in no reserves related to unrecognized tax benefits at December 31, 2021.

The Company recognizes interest and penalties accrued, if any, related to unrecognized tax benefits as a component of income tax (benefit) expense. The Company did not recognize any interest and penalty expense in 2022, 2021 or 2020. For 2022 and 2021, the Company did not accrue any amounts for interest expense. For 2022 and 2021, the Company did not accrue any amounts for penalties.

Based on information available as of December 31, 2022, the Company believes that, in the next 12 months, there are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease.

Tax Examinations and Litigation

The Company is no longer subject to U.S. federal tax examinations by tax authorities for years prior to 2018. Tax years from 2018 to 2022 remain open under the statute of limitations. Certain of the Company’s subsidiaries’ state income tax returns are currently under examination by various jurisdictions for years ranging from 2018 to 2021. The Company does not anticipate any material changes from any of these audits.

Organization and Tax Sharing Agreements
The Company's parent, Brooke Life, files a consolidated U.S. Federal income tax return including the life insurance subsidiaries Jackson, JNY, and Squire Re II. The Company also files income tax returns with various state and local jurisdictions, as well as certain foreign jurisdictions. Jackson National Life (Bermuda) LTD and VFL International Life Company SPC, LTD are taxed as controlled foreign corporations of Jackson. With the exception of several insignificant wholly-owned subsidiaries that are not included in the Brooke Life consolidated tax return, all other subsidiaries of Jackson are limited liability companies with all of their interests owned by Jackson. Accordingly, they are not considered separate entities for income tax purposes and, therefore, are taxed as part of the operations of Jackson. Income tax expense is calculated on a separate company basis.

Brooke Life, Jackson, JNY, and Squire Re II have entered into written tax sharing agreements. These tax sharing agreements are generally based on a separate return basis with benefits for credits and losses.

14.    Commitments and Contingencies

In the ordinary course of business, the Company and its subsidiaries are parties to legal actions and, at times, regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate their impact on the Company’s financial position. A reserve is established for contingent liabilities if it is probable that a loss has been incurred and the amount is reasonably estimable. It is possible that an adverse outcome in certain of the Company’s contingent liabilities, or the use of different assumptions in the determination of amounts recorded, could have a material effect upon the Company’s financial position. However, it is the opinion of management that the ultimate disposition of contingent liabilities is unlikely to have a material adverse effect on the Company’s financial position. Jackson has been named in civil litigation proceedings, which appear to be substantially similar to other class action litigation brought against many life insurers including allegations of misconduct in the sale of insurance products. The Company accrues for legal contingencies once the contingency is deemed to be probable and reasonably estimable.

At December 31, 2022, the Company had unfunded commitments related to its investments in limited partnerships and limited liability companies totaling $1,398 million. At December 31, 2022, unfunded commitments related to fixed-rate mortgage loans and other debt securities totaled $1,169 million.

15.    Leases

The Company leases office space and equipment under several operating leases that expire at various dates through 2051. The Company determines if a contract is a lease at inception or modification. Lease terms may include options to extend or terminate the lease and are included in the lease measurement when it is reasonably certain that the Company will exercise that option. Right-of-use (“ROU”) assets represent the right to use an underlying asset for the lease term and corresponding lease liabilities represent the obligation to make lease payments arising from the lease. ROU assets and liabilities are determined using the Company’s incremental borrowings rate based upon information available at lease commencement. Certain lease incentives such as free rent periods are recorded as a reduction of the ROU asset. Lease costs for operating leases are recognized on a straight-line basis over the life of the lease.

The Company has lease agreements with both lease and non-lease components. The Company elected the practical expedient to combine lease and non-lease components for certain real estate leases.

Variable lease expenses may include changes in index-linked lease payments and certain variable operating expenses associated with real estate leases. These payments are recognized in operating expenses in the period incurred.

At December 31, 2022 and 2021, the Company had operating lease net ROU assets of $11 million and $14 million and associated lease liabilities of $18 million and $23 million, respectively, classified within other assets and other liabilities, respectively. Net lease expense was $42 million, $30 million, and $22 million in 2022, 2021 and 2020, respectively, including expenses associated with software leases.

The following table summarizes the components of operating lease costs and other information related to operating leases recorded within operating costs and other expenses, net of deferrals, (in millions):

	Years Ended December 31,
	2022	2021	2020
Lease Cost:
Operating leases (1)	$6	$7	$11
Variable lease costs	2	2	2
Sublease income	(3)	(4)	(5)
Net Lease Cost	$5	$5	$8

Other Information:
Cash paid for amounts included in the measurement of operating lease liability	$6	$7	$10
Weighted average lease term	5 years	5 years	6 years
Weighted average discount rate	3.7%	3.6%	3.6%
(1)    Operating lease costs exclude software leases, as intangible assets are excluded from the scope of Accounting Standard Codification 842, Leases.

At December 31, 2022, the maturities of operating lease liabilities were as follows (in millions):

2023	$6
2024	5
2025	3
2026	3
2027	1
Thereafter	2
Total	$20
Less: interest	2
Present value of lease liabilities	$18

16.    Share-Based Compensation

Prudential Share Plans

Historically, certain associates participated in various share award plans relating to Prudential shares and/or American Depositary Receipts (“ADRs”) that were tradable on the New York Stock Exchange. Outstanding non-vested Prudential ADRs granted as of December 31, 2020 were 4,728,473. In 2021, these plans were replaced through a re-issuance by Jackson Financial’s 2021 Omnibus Incentive Plan (the “Incentive Plan”) and the remaining outstanding awards were exchanged for awards under the new plan as further described below.

2021 Omnibus Incentive Plan

In April 2021, Jackson Financial’s Board of Directors adopted, and Jackson Financial’s shareholders approved, the Incentive Plan. This Incentive Plan became effective following the completion of the Demerger and replaced the Prudential Share Plans. The outstanding unvested awards previously issued under the Prudential Share Plans were exchanged for equivalent awards of shares of Jackson Financial’s Class A Common Stock under the Incentive Plan, with a grant date of October 4, 2021. The performance conditions of the awards were modified to be based on U.S. GAAP based metrics, rather than International Financial Reporting Standards ("IFRS"). The incremental compensation cost resulting from the modifications will be recognized ratably over the remaining requisite service period of each award.

The Incentive Plan allows for stock-based awards including stock options, stock appreciation rights, restricted share awards, performance share awards, and deferred share units. The Incentive Plan has a ten-year term, expiring in September 2031. Jackson Financial currently has Restricted Share Unit and Performance Unit equity-based compensation awards outstanding. Dividend equivalents are generally accrued on restricted share units and performance share units outstanding as of the record date. These dividend equivalents are paid only on restricted share units and performance share units that ultimately vest. Generally, the requisite service period is the vesting period. In the case of retirement (eligibility for which is based on the associate's age and years of service as provided in the relevant award agreement), awards vest in full, but are subject to the satisfaction of any applicable performance criteria and paid in line with the original vesting date.

The Company reflects the cash settled awards of the above plan as a liability classified plan and, therefore, reports the accrued compensation expense and the value of the cash settled awards within other liabilities. At December 31, 2022 and 2021, the Company had $65 million and $61 million accrued for future payments under this plan, respectively. Jackson Financial allocates a portion of the compensation expense associated with the share-settled awards to Jackson, which Jackson settles with Jackson Financial monthly, on a one-month lag.

Restricted Share Units ("RSUs")

Jackson Financial grants RSUs to certain associates and non-employee directors. The majority of associate RSUs are expected to vest in three equal installments on the first through third anniversaries of the grant date over a 3-year service period, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. The associate awards granted in 2021 will have a shortened, 30-month vesting period. In addition, 1 and 2-year awards were issued in connection with Jackson Financial's Demerger. RSUs have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. In lieu of cash dividend payments, the dividends on unvested RSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying RSU.

Outstanding non-vested liability classified RSUs granted to associates were as follows:

Year Ended December 31, 2022	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	1,568,395	$26.09
Granted (1)	919,084	$38.71
Vested	(680,089)	$26.93
Forfeited	(75,859)	$28.48
Non-vested at end of period	1,731,531	$32.77

Year Ended December 31, 2021	Cash-Settled
	RSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	1,338,880	$26.57
Vested	—	$—
Forfeited	(5,177)	$26.41
Re-issuance due to modification	234,692	$26.41
Non-vested at end of period	1,568,395	$26.09

(1) Includes dividend equivalents granted in the current period on awards outstanding

Performance Share Units ("PSUs")

Jackson Financial grants PSUs to certain associates. PSU vesting is contingent on meeting a specified service requirement and the level of achievement of performance conditions. The PSU awards entitle recipients to receive, upon vesting, a number of units that ranges from 0% to 200% of the number of PSUs awarded, depending on the level of achievement of the specified performance conditions. The awards are generally expected to vest after a period of three years, subject to forfeiture and transfer restrictions, and are payable in cash or shares of Jackson Financial common stock at Jackson Financial’s discretion. However, the awards granted in 2021 will have a shortened, 30-month vesting period. Award recipients have immediate dividend rights and voting rights upon issuance of underlying shares when the share units vest. The dividends on unvested PSUs are awarded in additional units equal to the value of the dividends, and are subject to the same vesting and distribution conditions as the underlying PSUs. The modified PSU awards retained their vesting and performance conditions, modified to be based on U.S. GAAP based metrics, rather than IFRS.

Outstanding non-vested liability classified PSUs granted were as follows:

Year Ended December 31, 2022	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	1,519,122	$26.56
Granted (1)	217,270	$37.81
Vested	(525,143)	$26.63
Forfeited	(81,196)	$26.76
Non-vested at end of period	1,130,053	$28.67

(1) Includes dividend equivalents granted in the current period on awards outstanding

Year Ended December 31, 2021	Cash-Settled
	PSUs	Weighted-Average Grant Date Fair Value per Share
Non-vested at beginning of period	—	$—
Granted (1)	219,139	$27.44
Vested	—	$—
Forfeited	(3,087)	$26.41
Re-issuance due to modification	1,303,070	$26.41
Non-vested at end of period	1,519,122	$26.56

(1) Includes dividend equivalents granted in the current period on awards outstanding

Compensation Cost

The Company charges the fair value of the restricted share units and performance share units to expense over the requisite service period. The fair value of equity-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock on the grant date. The fair value of liability-classified RSUs and PSUs is based on the price of Jackson Financial’s common stock as of the reporting date. For performance-based awards, Jackson Financial estimates the number of shares expected to vest at the end of the performance period based on the probable achievement of the performance objectives. RSUs have graded vesting features and the Company recognizes expense for those awards on a straight-line basis over the requisite service period. Jackson Financial recognizes forfeitures as they occur when recognizing share-based compensation expense.

Total expense related to these share-based plans was as follows (in millions):

	For the Years Ended December 31,
	2022	2021	2020
Compensation expense recognized	$118	$97	$44
Income tax benefit recognized	$23	$19	$9

Unrecognized compensation cost for RSUs and PSUs under the Incentive Plan as of December 31, 2022 was $44 million with a weighted average recognition period of 1.09 years.

17.    Other Related Party Transactions

The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment adviser, and a wholly-owned subsidiary of Jackson Financial. The Company paid $58 million, $58 million, and $65 million for investment advisory services during the years ended December 31, 2022, 2021 and 2020.
The Company has entered into a shared services administrative agreement with PPM. Under the shared services administrative agreement, the Company charged $7 million, $6 million, and $9 million of certain management and corporate services costs in 2022, 2021 and 2020, respectively.

The Company provided a $75 million revolving credit facility to PPM. The loan is unsecured and matures in September 2028, accrues interest at Secured Overnight Financing Rate ("SOFR") plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. At both December 31, 2022 and 2021, the outstanding balance was $20 million. The highest outstanding loan balance during both 2022 and 2021 was $20 million.

The Company provides a $100 million revolving credit facility to Jackson Financial, an upstream holding company. The loan is unsecured and matures in December 2026, accrues interest at SOFR plus 2% plus 0.12% spread adjustment, and has a commitment fee of 0.1% per annum. There was no outstanding balance at both December 31, 2022 and 2021, respectively. The highest outstanding loan balance during 2022 and 2021 was nil and $30 million, respectively.
The Company has entered into a shared services administrative agreement with Jackson Financial. Under the shared services administrative agreement, the Company charged $18 million of certain management and corporate services costs in 2022.

The Company has a Master Repurchase Agreement with Jackson Financial, which allows for repurchase agreement transactions between the companies. There were no such borrowings during 2022. There was no outstanding balance as of December 31, 2022. Interest paid during 2022 was nil.

The Company provides a $20 million revolving credit facility to Jackson Holdings, LLC, an upstream holding company. The loan is unsecured, matures in June 2024, accrues interest at LIBOR plus 2% per annum and has a commitment fee of 0.25% per annum. The outstanding balance at both December 31, 2022 and 2021 was nil. The highest outstanding loan balance during both 2022 and 2021 was nil.

The Company, through its PGDS subsidiary, provides various information security and technology services to certain Prudential affiliated entities. The Company recognized nil, $4 million, and $5 million of revenue during the years ended December 31, 2022, 2021 and 2020, associated with these services. This revenue is included in other income in the accompanying Consolidated Income Statements and is substantially equal to the costs incurred to provide the services, which are reported in operating costs and other expenses in the Consolidated Income Statements.

The investments in the segregated account related to the coinsurance agreement with Athene are subject to an investment management agreement between the Company and Apollo Insurance Solutions Group LP (“Apollo”), which merged with Athene in 2022. Apollo management fees, which are calculated and paid monthly in arrears, are paid directly from the funds withheld account, administered by Athene. Payments associated with these services were $83 million, $104 million, and $60 million during the years ended December 31, 2022, 2021 and 2020.

Receivables from Affiliates
Effective December 30, 2016, the Company executed a reserve financing transaction, whereby, for statutory reporting, the risk on $319 million of statutory basis redundant term life reserves was transferred to a third-party reinsurer. In conjunction with the transaction, Squire Re II financed the excess reserves through the Squire Surplus Note issued to an affiliate, Brier Capital LLC (“Brier”), in return for a note receivable from Brier (the “Financing Note”). Quarterly interest payments due under the Financing Note and the Squire Surplus Note are offset against each other and only the net amounts are due. The outstanding principal on the Financing Note and the Squire Surplus Note, each initially $344 million, are expected to increase or decrease in relation to changes in the excess reserves financed. The Financing Note, reported in Receivables from Affiliates, matures December 30, 2031 and bears interest at 4.0%. The outstanding balance of both the Financing Note and the Squire Surplus Note was $158 million and $177 million at December 31, 2022 and 2021, respectively.

18.    Statutory Accounting and Regulatory Matters

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

At December 31, 2022 and 2021, the Company’s statutory capital and surplus was $6.0 billion and $6.1 billion, respectively. Statutory net income (loss) of the Company was $3,688 million, $136 million, and $(1,933) million, in 2022, 2021 and 2020, respectively.

Under the Michigan Insurance Code of 1956, Jackson must notify the Michigan Director of Insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve month period ended on the preceding December 31. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2022, is estimated to be $3,688 million, subject to the availability of adjusted earned surplus as of the dividend date. At December 31, 2022, the Company had $943 million of adjusted earned surplus available for ordinary dividends. Ordinary dividends from the Company to its parent were nil in 2022, 2021, and 2020, respectively.

On February 24, 2023, the Michigan Department of Insurance and Financial Services (“DIFS”) approved a $450 million ordinary dividend to the Company’s parent, Brooke Life. In addition to the dividend, DIFS approved a $150 million return of capital to Brooke. The distributions to Brooke Life were remitted on March 1, 2023.

On March 1, 2022, the Company remitted a $600 million return of capital to Brooke.

Under Michigan insurance law, Value of Business Acquired ("VOBA") is reported as an admitted asset if certain criteria are met. Pursuant to Michigan insurance law, the Company reported nil and $33 million of statutory basis VOBA, at December 31, 2022 and 2021, respectively, which was fully admissible. At December 31, 2022, Jackson's statutory basis VOBA was nil as the balance was fully amortized in 2022.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2022, the Company's TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2022 and 2021, there were no significant exceptions with any ratios.

19.    Benefit Plans

The Company has a defined contribution retirement plan covering substantially all associates and certain affiliates. Effective January 1, 2020, associates are immediately eligible to participate in the Company’s matching contribution. To be eligible to participate in the Company’s profit sharing contribution, an associate must have attained the age of 21, completed at least 1,000 hours of service in a 12-month period and passed their 12-month employment anniversary. In addition, the associate must be employed on the applicable January 1 or July 1 entry date. The Company’s annual profit sharing contributions, as declared by Jackson’s Board of Directors, are based on a percentage of eligible compensation paid to participating associates during the year. In addition, the Company matches a participant’s elective contribution, up to 6 percent of eligible compensation, to the plan during the year. The Company’s expense related to this plan was $28 million, $28 million, and $30 million in 2022, 2021 and 2020, respectively.

The Company maintains non-qualified voluntary deferred compensation plans for certain associates and independent agents. At December 31, 2022 and 2021, the total aggregate liability for such plans was $469 million and $564 million, respectively, and was reported in other liabilities. The Company’s expense (income) related to these plans, including a match of elective deferrals for the agents’ deferred compensation plan and the change in value of participant elective deferrals, was $(47) million, $54 million, and $56 million in 2022, 2021 and 2020, respectively.

20.    Operating Costs and Other Expenses

The following table is a summary of the Company’s operating costs and other expenses (in millions):

	Years Ended December 31,
	2022	2021	2020
Asset-based commission expenses	$1,010	$1,126	$907
Other commission expenses	846	1,042	1,020
Sub-advisor expenses	337	400	336
Athene ceding commission (1)	—	—	(1,202)
General and administrative expenses	768	917	874
Deferral of acquisition costs	(628)	(796)	(735)
Total operating costs and other expenses	$2,333	$2,689	$1,200

(1) See Note 8 to Consolidated Financial Statements for further information.

21.    Accumulated Other Comprehensive Income (Loss)

Comprehensive income (loss) includes all changes in shareholder's equity (except those arising from transactions with owner/shareholder) and includes net income (loss) and net unrealized gains or losses on available-for-sale securities.

The following table represents changes in the balance of accumulated other comprehensive income (loss) ("AOCI"), net of income tax, related to unrealized investment gains (losses) (in millions):

	Years Ended December 31,
	2022	2021	2020
Balance, beginning of period (1)	$1,890	$3,960	$2,539

Change in unrealized appreciation (depreciation) of investments	(8,253)	(1,821)	2,589
Change in unrealized appreciation (depreciation) - other	370	88	133
Change in deferred tax asset	810	374	(601)
Other comprehensive income (loss) before reclassifications	(7,073)	(1,359)	2,121
Reclassifications from AOCI, net of tax	(128)	(711)	(700)
Other comprehensive income (loss)	(7,201)	(2,070)	1,421
Balance, end of period (1)	$(5,311)	$1,890	$3,960
(1)Includes $(2,106) million and $287 million related to the investments held within the funds withheld account related to the Athene Reinsurance Transaction as of December 31, 2022 and December 31, 2021, respectively.

The following table represents amounts reclassified out of AOCI (in millions):

AOCI Components	Amounts Reclassified from AOCI			Affected Line Item in the Consolidated Income Statement

	Years Ended December 31,
	2022	2021	2020
Net unrealized investment gain (loss):
Net realized gain (loss) on investments	$(175)	$(929)	$(1,142)	Net gains (losses) on derivatives and investments
Other impaired securities	—	(10)	10	Net gains (losses) on derivatives and investments
Net unrealized gain (loss)	(175)	(939)	(1,132)
Amortization of deferred acquisition costs	12	31	246
Reclassifications, before income taxes	(163)	(908)	(886)
Income tax expense (benefit)	(35)	(197)	(186)
Reclassifications, net of income taxes	$(128)	$(711)	$(700)

22.    Revision and Reclassifications of Prior Period Financial Statements

In 2022, the Company identified errors related to the classification of certain balances and amounts in line items of Consolidated Balance Sheets, Income Statements, and Statements of Cash Flows of its previously issued Consolidated Financial Statements. These errors consist of balances and amounts related to deferred sales inducement assets, liabilities for certain life-contingent annuities, sub-advisor fee expenses, and other operating expenses and do not impact previously reported net income, total equity, or net cash flows.

Management evaluated these errors and the impact to previously issued financial statements based upon SEC Staff Accounting Bulletin No. 99, Materiality, which has since been codified in Accounting Standards Codification (“ASC”) 250, Accounting Changes and Error Corrections. Based on this evaluation, management has concluded that the adjustments and impact of these errors are not material to any previously issued quarterly or annual financial statements. However, to improve the consistency and comparability of the financial statements, management has revised previously reported financial statement line items and related disclosures in this report.

In addition, certain other immaterial amounts in prior period financial statements have been reclassified to conform to the current period presentation.

The following tables present Consolidated Balance Sheets and Income Statements line items affected by the revisions and reclassifications of previously reported financial statements, detailing amounts previously reported, the impact upon those line items due to revisions and reclassifications and amounts as currently revised within the financial statements. For the years ended December 31, 2021 and 2020 the reclassification also impacted the Consolidated Statements of Cash Flows in the amount of $61 million and $65 million, respectively, which increased financing cash flows offset by a decrease in operating cash flows. In addition, there were revisions reflected in our disclosures throughout these Consolidated Financial Statements.

Consolidated Balance Sheets (in millions)	As Previously Reported	Impact of Revisions and Reclassifications	As Revised
	12/31/21	12/31/21	12/31/21

Assets
Other assets	$577	$75	$652
Total assets	372,045	75	372,120

Liabilities
Reserves for future policy benefits and claims payable	17,617	1,037	18,654
Other contract holder funds	59,456	(962)	58,494
Total liabilities	360,009	75	360,084
Total liabilities and equity	$372,045	$75	$372,120

Consolidated Income Statements (in millions)	As Previously Reported	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/21	12/31/21

Revenues
Fee income	$7,594	$400	$7,994
Premium	107	15	122
Net investment income	3,086	54	3,140
Total revenues	8,400	469	8,869

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	892	57	949
Interest credited on other contract holder funds, net of deferrals and amortization	861	(34)	827
Operating costs and other expenses, net of deferrals	2,242	447	2,689
Amortization of deferred acquisition costs	520	(1)	519
Total benefits and expenses	4,537	469	5,006
Net income (loss)	$3,247	$—	$3,247

Consolidated Income Statements (in millions)	As Previously Reported	Impact of Revisions and Reclassifications	As Revised
	Year Ended	Year Ended	Year Ended
	12/31/20	12/31/20	12/31/20

Revenues
Fee income	$6,504	$336	$6,840
Premium	130	27	157
Net investment income	2,781	55	2,836
Total revenues	3,025	418	3,443

Benefits and Expenses
Death, other policy benefits and change in policy reserves, net of deferrals	1,235	78	1,313
Interest credited on other contract holder funds, net of deferrals and amortization	1,202	91	1,293
Operating costs and other expenses, net of deferrals	807	393	1,200
Amortization of deferred acquisition costs	(390)	(144)	(534)
Total benefits and expenses	5,418	418	5,836
Net income (loss)	$(1,552)	$—	$(1,552)

23.    Subsequent Events

The Company has evaluated events through March 24, 2023, which is the date these Consolidated Financial Statements were issued.

In early March, several regional US banks were taken over by federal regulators with the Federal Deposit Insurance Corporation ("FDIC") being named the receiver. These bank failures raised concern among investors and depositors regarding the solvency and liquidity of regional banks across the country, leading to increased stress on the banking sector. In response, the FDIC invoked a systemic risk exception allowing the government to ensure repayment of all amounts on deposit at the failed banks. We continue to monitor and analyze the ongoing situation in the banking sector. The Company has diversified and high-quality investments in its General Account and can confirm direct exposure to Silvergate Bank, Silicon Valley Bank ("SVB"), Signature Bank, First Republic Bank, and Credit Suisse is not significant to our shareholder's equity position and is of minimal concern.

Schedule I
Jackson National Life Insurance Company and Subsidiaries
Summary of Investments—Other Than Investments in Related Parties
(In millions)

	As of December 31, 2022
			Amount at
			Which Shown
	Cost or		on Balance
Type of Investment	Amortized Cost	Fair Value	Sheet
Debt securities:
Bonds:
U.S. government securities	$5,731	$4,724	$4,724
Other government securities	1,719	1,468	1,468
Public utilities	5,833	5,167	5,167
Corporate securities	26,532	22,905	22,905
Residential mortgage-backed	498	452	452
Commercial mortgage-backed	1,813	1,631	1,631
Other asset-backed securities	6,231	5,725	5,725
Total debt securities	48,357	42,072	42,072
Equity securities	359	359	359
Mortgage loans	11,549	N/A	11,549
Policy loans	4,376	N/A	4,376
Derivative instruments	1,270	N/A	1,270
Other invested assets	2,174	N/A	2,817
Total investments	$68,085		$62,443

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

		Reserves for
	Deferred	Future Policy
	Acquisition	Benefits and	Other Contract
	Costs	Claims Payable	Holder Funds
December 31, 2022
Retail Annuities	$13,433	$2,208	$36,253
Closed Life and Annuity Blocks	132	12,047	12,714
Institutional Products	—	—	9,019
Corporate and Other	(158)	—	—
Total	$13,407	$14,255	$57,986

December 31, 2021
Retail Annuities	$14,125	$5,977	$36,507
Closed Life and Annuity Blocks	126	12,677	13,157
Institutional Products	—	—	8,830
Corporate and Other	(5)	—	—
Total	$14,246	$18,654	$58,494

December 31, 2020
Retail Annuities	$13,739	$9,075	$38,720
Closed Life and Annuity Blocks	134	13,417	13,491
Institutional Products	—	—	11,138
Corporate and Other	24	—	—
Total	$13,897	$22,492	$63,349

(continued)

Schedule III
Jackson National Life Insurance Company and Subsidiaries
Supplemental Insurance Information
(In millions)

			Interest Credited	Deferred
			on Other	Acquisition and	Operating
		Net Investment	Contract Holder	Sales Inducements	Costs and
	Premium	Income	Funds	Amortization	Other Expenses
December 31, 2022
Retail Annuities	$10	$394	$247	$434	$2,174
Closed Life and Annuity Blocks	111	706	407	6	129
Institutional Products	—	312	201	—	5
Corporate and Other	—	55	—	12	25
Segment subtotal	121	1,467	855	452	2,333
Non-operating items (1)	(12)	1,253	—	1,291	—
Total	$109	$2,720	$855	$1,743	$2,333

December 31, 2021
Retail Annuities	$15	$686	$219	$197	$2,455
Closed Life and Annuity Blocks	119	950	420	14	181
Institutional Products	—	260	188	—	5
Corporate and Other	—	56	—	34	48
Segment subtotal	134	1,952	827	245	2,689
Non-operating items (1)	(12)	1,188	—	274	—
Total	$122	$3,140	$827	$519	$2,689

December 31, 2020
Retail Annuities	$27	$947	$469	$55	$2,172
Closed Life and Annuity Blocks	143	776	436	17	190
Institutional Products	—	355	250	—	5
Corporate and Other	—	(34)	—	20	36
Segment subtotal	170	2,044	1,155	92	2,403
Non-operating items (1)	(13)	792	138	(626)	(1,203)
Total	$157	$2,836	$1,293	$(534)	$1,200
(1) See Note 3. Segment Information for further details on the non-operating items.

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule IV
Jackson National Life Insurance Company and Subsidiaries
Reinsurance
For the Years Ended December 31, 2022, 2021, and 2020
(In millions)

					% Amount
					Assumed to
	Gross Amount	Ceded	Assumed	Net Amount	Net
2022
Life insurance in-force	$86,792	$55,496	$15,976	$47,272	33.8%
Insurance premium
Life insurance	$325	$251	$37	$111	33.3%
Accident and health	25	28	3	—
Payout annuity	10	—	—	10
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$360	$291	$40	$109	36.7%

2021
Life insurance in-force	$105,704	$72,034	$16,358	$50,028	32.7%
Insurance premium
Life insurance	$354	$273	$38	$119	31.9%
Accident and health	38	42	4	—
Payout annuity	15	—	—	15
Annuity guaranteed benefits	—	12	—	(12)
Total insurance premium	$407	$327	$42	$122	34.4%

2020
Life insurance in-force	$118,328	$81,858	$17,034	$53,504	31.8%
Insurance premium
Life insurance	$273	$172	$42	$143	29.6%
Accident and health	36	41	5	—
Payout annuity	27	—	—	27
Annuity guaranteed benefits	—	13	—	(13)
Total insurance premium	$336	$226	$47	$157	29.9%

See the accompanying Report of Independent Registered Public Accounting Firm

Schedule V
Jackson National Life Insurance Company and Subsidiaries
Valuation and Qualifying Accounts
For the Years Ended December 31, 2022 and 2021
(In millions)

	Balance at	Charged to
	Beginning	Costs and				Balance at
	of Period	Expenses		Deductions		End of Period
2022
Allowance for credit losses on debt securities	$9	$36		$(22)	(1)	$23
Allowances for credit losses on mortgage and other loans	94	—		1	(2)	95
Allowance for credit losses on reinsurance recoverable	12	3		—		15
Valuation allowance on deferred tax asset	—	900	(3)	—		900
	$115	$939		$(21)		$1,033

2021
Allowance for credit losses on debt securities	$14	$11		$(16)	(1)	$9
Allowances for credit losses on mortgage and other loans	179	—		(85)	(2)	94
Allowance for credit losses on reinsurance recoverable	13	—		(1)		12
Valuation allowance on deferred tax asset	—	—		—		—
	$206	$11		$(102)		$115

(1) Represents reductions for securities disposed.
(2) Represents provision (release) of allowance for write-offs.
(3) Includes $900 million valuation allowance during the year ended December 31, 2022, associated with the unrealized tax losses in the companies' available for sale securities portfolio, see Note 13. Income Taxes for further information.

See the accompanying Report of Independent Registered Public Accounting Firm